UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

    INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material under §240.14a-12

Acxiom Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ACXIOM CORPORATION
601 E. Third Street
Little Rock, Arkansas  72201
501.252.1000
www.acxiom.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 6, 2013

Please join us for the 2013 Annual Meeting of Stockholders of Acxiom Corporation (the “Company”).  The meeting will be held on August 6, 2013, at 9:00 a.m. CDT at the Acxiom River Market Building, 601 E. Third Street, Little Rock, Arkansas for the following purposes:

1.	To elect as directors the three nominees named in the attached proxy statement for a three-year term expiring in 2016;

2.
To approve an amendment and restatement of the Company’s 2005 Equity Compensation Plan (the “Plan”) to increase the number of shares authorized for issuance under the Plan by 4,000,000 shares and to reapprove the Plan’s performance goals;

3.	To vote on an advisory (non-binding) resolution to approve executive compensation;

4.	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2014; and

5.	To transact any other business that may properly come before the meeting or any postponement or adjournment thereof.

           Only holders of the Company’s common stock of record at the close of business on June 10, 2013 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof.  Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying proxy statement.

As in previous years, we will again take advantage of the rules of the Securities and Exchange Commission that allow us to furnish our proxy materials over the Internet.  As a result, we are sending a notice of Internet availability of the proxy materials, rather than a full paper set of the proxy materials, to many of our stockholders.  The notice of availability contains instructions on how to access our proxy materials on the Internet, as well as instructions on how stockholders may obtain a paper copy of the proxy materials.  This distribution process will contribute to our sustainability efforts and will reduce the costs of printing and distributing our proxy materials.

By Order of the Board of Directors

/s/ Catherine L. Hughes
Catherine L. Hughes
Corporate Governance Officer & Secretary

Little Rock, Arkansas
June 20, 2013

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE VOTE AS SOON AS POSSIBLE TO RECORD YOUR VOTE PROMPTLY.  PRIOR TO THE MEETING YOU MAY VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held on August 6, 2013:  The Company's Proxy Statement and Annual Report on Form 10-K for fiscal year 2013 are available electronically at http://www.edocumentview.com/ACX.

ACXIOM CORPORATION
601 E. Third Street
Little Rock, Arkansas  72201
501.252.1000
www.acxiom.com

Corporate website: www.acxiom.com

PROXY STATEMENT

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Acxiom Corporation, a Delaware corporation (the “Company” or “Acxiom”), to be used at its 2013 Annual Meeting of Stockholders (“2013 Annual Meeting”) to be held on August 6, 2013 at 9:00 a.m. CDT at the Acxiom River Market Building, 601 E. Third Street, Little Rock, Arkansas, and at any postponement or adjournment thereof.  The proxy statement is being furnished to stockholders beginning on June 20, 2013.   As a stockholder, you are invited to attend the meeting and are entitled and requested to vote on the proposals described in this proxy statement.  Please read this proxy statement carefully, then vote your shares promptly by telephone, by Internet, or by signing, dating and returning your proxy card.

Shares represented by properly executed proxies will be voted at the meeting.  If a choice is specified by a stockholder, the proxy will be voted in accordance with that choice.  If no choice is specified by a stockholder but the proxy is otherwise properly executed, the proxy will be voted in accordance with the recommendations of Acxiom’s Board of Directors.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR 2013 ANNUAL MEETING

Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:
Under rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet.  Accordingly, on or about June 20, 2013, the Company is sending a notice of Internet availability of proxy materials to the Company’s stockholders of record and beneficial owners, except for stockholders who have requested otherwise.  All stockholders will have the ability to access the proxy materials on the website referred to in the notice.  Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the notice.  In addition, stockholders may request to receive proxy materials electronically by email on an ongoing basis.  The Company encourages you to take advantage of the electronic availability of the proxy materials in order to help reduce costs and to reduce the impact on the environment.

Q:           Who can vote?

A:
If you owned any shares of Acxiom common stock at the close of business on June 10, 2013 (the record date for the 2013 Annual Meeting) you are entitled to vote the number of shares you owned as of that date.  These shares include (1) shares held directly in your name as the stockholder of record, (2) shares held for you as the beneficial owner in street name through a stockbroker or bank, and (3) shares purchased through Acxiom’s Retirement Savings Plan and/or employee stock purchase plan.

Q:	What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A:
Beneficial owners: Most Acxiom stockholders hold their shares through a broker, bank or other nominee (that is, in “street name”) rather than directly in their own name. If you hold your shares in street name, you are a “beneficial owner,” and a notice of Internet availability of proxy materials or a printed set of the proxy materials, together with a voting instruction form, will be forwarded to you by your broker, bank or other nominee.

Stockholders of record: If your shares are registered directly in your name with our transfer agent, Computershare Investor Services, you are considered the “stockholder of record” with respect to those shares, and a notice of Internet availability of proxy materials or a printed set of the proxy materials together with a proxy card has been sent directly to you by Acxiom.

Q:	How can I vote my shares?

A:	There are four ways to vote:

•
By Internet.  You can submit a proxy over the Internet to vote your shares at the 2013 Annual Meeting by following the instructions provided either in the notice of Internet availability of proxy materials or on the proxy card or voting instruction form you received if you requested and received a full set of the proxy materials by mail or email.

•
By telephone. If you requested and received a full set of the proxy materials by mail or email, you can submit a proxy over the telephone to vote your shares at the 2013 Annual Meeting by following the instructions provided on the proxy card or voting instruction form accompanying the proxy materials you received. If you received a notice of Internet availability of proxy materials only, you can submit a proxy over the telephone to vote your shares by following the instructions at the Internet website address referred to in the notice.

•
By mail. If you requested and received a full set of the proxy materials by mail or email, you can submit a proxy by mail to vote your shares at the 2013 Annual Meeting by completing, signing and returning the proxy card or voting instruction form accompanying the proxy materials you received.

•
In person. If you are a stockholder of record, you may vote in person at the 2013 Annual Meeting. If you desire to vote in person at the 2013 Annual Meeting, please request a ballot when you arrive.  If you are a beneficial owner of shares held in street name and you wish to vote in person at the 2013 Annual Meeting, you must obtain a legal proxy from the organization that holds your shares.  All proxy cards and ballots must be received by the independent inspector before the polls close at the meeting.

Q:	How do I vote if I hold my shares as a participant in Acxiom’s 401(k) Retirement Savings Plan?

A:
If you hold shares as a participant in Acxiom’s 401(k) Retirement Savings Plan, you must submit your vote to the Plan’s trustee no later than 11:59 p.m. CDT on July 31, 2013 in order to allow sufficient time for your vote to be tabulated by the trustee. Due to the tabulation requirements of the plan administrator, participants in Acxiom’s 401(k) Retirement Savings Plan may not vote their shares in person at the meeting.

Q:	Can I change my vote?

A:
Any stockholder executing a proxy retains the right to revoke it at any time prior to the final vote at the 2013 Annual Meeting.  You may revoke your proxy and vote again by (i) delivering a notice of revocation or delivering a later-dated proxy to Acxiom’s Corporate Secretary at Acxiom Corporation, 601 E. Third Street, Little Rock, Arkansas, 72201; (ii) submitting another vote over the Internet or by telephone; or (iii) by attending the 2013 Annual Meeting and voting in person.  However, your attendance at the 2013 Annual Meeting will not automatically revoke your proxy unless you specifically so request.  A stockholder’s last vote is the vote that will be counted.

Q:           How many shares may I vote?

A:
You may vote all of the shares of Acxiom common stock you hold as of the record date, June 10, 2013.  Each share of common stock is entitled to one vote.  A list of our stockholders will be available for review at our principal offices, 601 E. Third Street, Little Rock, Arkansas 72201, for at least 10 days prior to the 2013 Annual Meeting.

Q:           Who will count the votes?

A:	A representative of Computershare Investor Services will count the votes and will serve as the inspector of the election.

Q:           What does it mean if I receive more than one proxy card or voting instruction form?

A:
If your shares are registered differently, or if they are held in more than one account, you will receive more than one proxy card or voting instruction form.  Please follow the instructions on each proxy card or voting instruction form to ensure that all of your shares are voted.  Please sign each proxy card exactly as your name appears on the card.  For joint accounts, each owner should sign the proxy card.  When signing as executor, administrator, attorney, trustee, guardian, etc., please print your full title on the proxy card.

Q:	What vote is required to pass an item of business?

A:
Holders representing a majority of the total number of the Company’s outstanding shares of common stock must be present in person or represented by proxy to hold the meeting.  A majority of the votes cast at the 2013 Annual Meeting is required to elect as directors the three nominees named in this proxy statement, to approve the amendment and restatement of the 2005 Equity Compensation Plan, to approve the non-binding, advisory vote related to executive compensation, and to ratify the selection of KPMG as the Company’s independent registered public accounting firm for fiscal 2014.

Q:	Who can help answer my questions?

A:
If you have any questions about the 2013 Annual Meeting or how to vote your shares, please contact The Proxy Advisory Group, LLC, who has been retained to assist us in the distribution and solicitation of proxies, by mail or by telephone at:

The Proxy Advisory Group, LLC
18 East 41st Street, Suite 2000
New York, New York 10017
888-616-2620 (Toll Free)
212-616-2180 (International)

 OUTSTANDING STOCK AND VOTING RIGHTS

General.  On the record date, June 10, 2013, there were outstanding and entitled to vote 73,991,758 shares of the Company’s common stock.  The presence, in person or by proxy, of the holders of a majority of the shares of common stock issued and outstanding as of the record date is required to establish a quorum at the 2013 Annual Meeting.  If a quorum is established, each holder of common stock shall be entitled to one vote on the matters presented at the 2013 Annual Meeting for each share of common stock outstanding in his or her name.

Election of Directors (Proposal No. 1).  Article III, Section 2(b) of the Company’s bylaws provides that in an uncontested election for directors each director will be elected by the vote of a majority of the votes cast at the meeting, either in person or by proxy.  A majority of votes cast means that the number of shares cast “for” a director’s election exceeds the number of votes cast “against” that director.  In an election in which the number of nominees exceeds the number of directors to be elected (a contested election), the directors will be elected by the vote of a plurality of the votes cast at the meeting, either in person or by proxy.  In an uncontested election, a nominee who does not receive a majority of the votes cast will not be elected.  In this case, the Board of Directors has established procedures under which any incumbent director who fails to receive a majority of the votes cast in his or her election will tender his or her resignation to the Board.  The Board will act upon a tendered resignation within 90 days of the date on which the election results were certified and will promptly make public disclosure of the results of its actions.  If the Board accepts a director’s resignation, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board may fill the resulting vacancy on the Board.  To fill a vacancy on the Board, the Governance/Nominating Committee of the Board will identify and recommend the new director candidate to the full Board in accordance with its policies and procedures.  To be elected to the Board, the new candidate must be approved by the affirmative vote of the remaining directors then in office.

Amendment and Restatement of the 2005 Equity Compensation Plan (Proposal No. 2).   Approval of the amendment and restatement of the Company’s 2005 Equity Compensation Plan (the “Plan”) to increase the number of shares authorized for issuance under the Plan by 4,000,000 shares and to reapprove the Plan’s performance goals requires an affirmative vote of a majority of the votes cast on the matter.  A majority of votes cast means that the number of shares cast “for” this proposal exceeds the number of votes cast “against” the proposal.  If stockholders fail to approve the amendment and restatement of the Plan, the Plan will continue in full force and effect, except that the existing number of authorized shares will not be increased, and awards granted under the Plan may not qualify as exempt performance-based compensation under Section 162(m) of the Internal Revenue Code.

Advisory Vote on Executive Compensation (Proposal No. 3).  In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the rules and regulations of the SEC, the Company is seeking advisory approval from its stockholders of the compensation of the Company’s named executive officers during fiscal year 2013, as described herein.  Approval of the advisory resolution listed in Proposal No. 3 requires the affirmative vote of a majority of votes cast on the matter.  The resolution approving executive compensation and the stockholder vote to adopt such resolution, however, is merely advisory and not binding on the Company, the Board of Directors, or the Compensation Committee of the Board.  Despite the fact that the resolution and the vote to adopt such resolution are non-binding, the Board of Directors will take the results of the vote under advisement when making future decisions regarding the Company’s executive compensation programs.

Ratification of KPMG (Proposal No. 4).  Ratification of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for fiscal 2014 requires an affirmative vote of a majority of the votes cast on the matter.  A majority of votes cast means that the number of shares cast “for” the ratification of KPMG as the Company’s independent registered public accounting firm for fiscal 2014 exceeds the number of votes cast “against” such ratification.  If the stockholders fail to ratify this appointment, the Audit/Finance Committee of the Board will reconsider whether to retain KPMG and may retain that firm or another firm without resubmitting the matter to the stockholders.

Abstentions and Broker Non-Votes.  A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the meeting for the purpose of determining the existence of a quorum.  Abstentions will have no impact on the proposals contained in this proxy statement because they are not considered votes cast for voting purposes. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner.  Brokers or other nominees do not have discretionary voting power on proposals deemed under applicable rules as “non-routine.”  In those instances, if a beneficial owner does not give the broker or nominee specific voting instructions, the owner’s shares may not be voted on those matters and a broker non-vote will occur.   The election of directors (Proposal No. 1), the approval of the amendment and restatement of the Plan (Proposal No. 2), and the advisory vote regarding the Company’s executive compensation (Proposal No. 3) are considered to be non-routine matters under applicable rules and, therefore, a broker or other nominee may not vote on these matters without instructions from the beneficial owner.  Consequently, there may be broker non-votes with respect to these proposals.  However, broker non-votes will have no impact on the outcome of these proposals because a broker non-vote is not considered a vote cast for voting purposes.  On the other hand, the ratification of KPMG (Proposal No. 4) is considered a routine matter, and a broker or other nominee may vote without instructions and broker non-votes are not expected to occur with respect to this proposal.

ELECTION OF DIRECTORS
 (Proposal No. 1 of the Proxy Card)

The number of members of the Acxiom Board of Directors is currently set at ten and may be fixed from time to time by the Board of Directors in the manner provided in the Company’s bylaws.  Our certificate of incorporation and bylaws provide for three classes of directors serving staggered three-year terms, with each class to be as nearly equal in number as possible.  The terms of the following current directors expire at the 2013 Annual Meeting:  Richard P. Fox, Jerry D. Gramaglia, Clark M. Kokich and Kevin M. Twomey.  Mr. Twomey, who has served as a director since 2007, previously announced that he would not seek re-election to the Board upon the expiration of his current term.  The Board, upon the recommendation of the Governance/Nominating Committee, has nominated Messrs. Fox, Gramaglia and Kokich to stand for election as directors at the 2013 Annual Meeting.  The Board intends to reduce the size of the Board from ten to nine at its next quarterly meeting scheduled for August 7, 2013.  Unless otherwise directed, the individuals named in the accompanying form of proxy will vote that proxy for the election of the nominees, with each to hold office for a term of three years until the 2016 annual meeting or until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.   The Board of Directors expects that all of the nominees will be available for election but, in the event that any of the nominees are not available, proxies received will be voted for substitute nominees to be designated by the Board or, in the event no such designation is made, proxies will be voted for a lesser number of nominees.

Set forth below is biographical information for each nominee standing for election at the 2013 Annual Meeting, as well as for each director who will continue to serve as a director of the Company after the meeting.  The following descriptions also outline the specific experience, qualifications, attributes, and skills that qualify each person to serve on the Company’s Board of Directors.

Nominees for Director with Terms Expiring in 2016

Richard P. Fox

Mr. Fox, age 65, has been a director since August 2012 and serves on the Board’s Audit/Finance Committee and Compensation Committee.   Since 2001, he has been an independent consultant.  From 2000 to 2001, he was president and chief operating officer of CyberSafe Corporation, a global security software provider, where he was responsible for the overall financial services and operations of the company.  Prior to joining CyberSafe, Mr. Fox was chief financial officer and a member of the board of directors of Wall Data, a developer of enterprise software products and associated application tools, from 1998 to 2000, where he was responsible for the company’s finances, operations, and human resources activities.  Mr. Fox spent 28 years at Ernst & Young, a global accounting firm (E&Y), last serving as managing partner of E&Y’s Seattle office from 1995 to 1997.  He currently serves on the board of directors of Flow International, a machine tool manufacturer (NASDAQ: FLOW); Pendrell Corporation, an intellectual property investment and advisory firm (NASDAQ: PCO); and Univar Inc., an international chemical distributor.  He is also a member of the board of directors of Scottsdale Healthcare and Premera Blue Cross and serves on the Board of Visitors of the Fuqua School of Business, Duke University.  Previously, he served on the boards of Shurgard Self Storage until its merger with Public Storage in 2006; aQuantive, Inc. until it was acquired by Microsoft in 2007;  Orbitz Worldwide until 2011;  and PopCap until it was acquired by Electronic Arts in 2011.  Mr. Fox holds an MBA from the Fuqua School of Business at Duke University, where he was a Fuqua Scholar, and a bachelor’s degree in business administration from Ohio University.  He is a certified public accountant in the State of Washington.

Mr. Fox’s financial, accounting and management expertise qualifies him to serve on our Board.  As a result of his extensive accounting and financial management experience, Mr. Fox has a deep understanding of financial reporting processes, internal accounting and financial controls, independent auditor engagements, and other audit committee and board functions.  As a certified public accountant and based on his extensive financial and accounting expertise and management experience, Mr. Fox is deemed to be an “audit committee financial expert,” as defined by the rules of the SEC.  Additionally, his management experience across a diverse array of industries, including several technology and software companies, enables him to provide the Board a broad perspective on the challenges and opportunities facing the Company.

Jerry D. Gramaglia

Mr. Gramaglia, age 57, has been a director of Acxiom since 2009 and serves as the Non-Executive Chairman of the Board and as a member of the Board’s Executive Committee and Governance/Nominating Committee.  He served in 2011 for a four-month period as Acxiom’s interim chief executive officer and president while a search was conducted for a new CEO.  Mr. Gramaglia, a private investor and advisor to technology start-ups, previously served as partner for Arrowpath Venture Partners, and as president and chief operating officer of E*TRADE Group Inc. (NASDAQ: ETFC).  Mr. Gramaglia began his career at Procter & Gamble and later held senior marketing and general management positions at Nestle, PepsiCo, Imasco and Sprint.  He currently serves on the boards of Coldwater Creek (NASDAQ: CWTR), a national retailer of women’s apparel, and WageWorks (NYSE:  WAGE), a leading provider of tax-advantaged employee benefits.  He holds a bachelor’s degree in economics from Denison University.

Mr. Gramaglia’s experience as president, chief operating officer and chief marketing officer of a public company, his service on the board of other public companies, and his marketing, financial, technology and management expertise qualify him to serve on our Board. Through his experience, Mr. Gramaglia brings an extensive, multi-disciplined perspective to the Board.  As an advisor to early-stage companies, Mr. Gramaglia’s knowledge of cutting-edge technological developments is particularly valuable as new and emerging technologies are important factors that contribute to the success of the Company.  His previous executive and board experience provide him with key skills in working with the other directors, understanding board processes and functions, responding to the financial, strategic and operational challenges and opportunities of our business, and overseeing management, all of which qualify him to serve as the Non-Executive Chairman of the Board.

Clark M. Kokich

Mr. Kokich, age 61, has been a director of Acxiom since 2009 and serves as chair of the Board’s Technology & Innovation Committee and as a member of the Governance/Nominating Committee.  He is the chairman of Razorfish, a leading Seattle-based global consultancy in digital marketing and technology.  Razorfish became a wholly owned subsidiary of Publicis in 2009.  Mr. Kokich has been with Razorfish for over ten years, serving in a number of key positions, including chief executive officer.  Prior to joining Razorfish, he was CEO of Calla Bay, Inc.; prior to that he was director of sales and marketing for a division of McCaw Cellular Communications.  In his early career he spent twelve years in traditional advertising, including the position of executive vice president/managing director for Cole & Weber, a division of Ogilvy & Mather.  He is a director of Rocket Fuel, Inc., an advertising technology company, and serves on the board of trustees for Childhaven, a Seattle children’s charity.  Mr. Kokich holds a bachelor’s degree in finance from the University of Oregon.

Mr. Kokich’s qualifications to serve on our Board include his background in the field of digital marketing and technology, his experience in traditional marketing, and his years of management experience.  This combination of experience in both management and marketing allow him to understand the Company’s challenges in a global marketplace.  Mr. Kokich also brings technological expertise to the Board gained through his service with Razorfish and other technology companies which qualifies him to chair the Technology & Innovation Committee.

Directors Whose Terms Expire in 2014

Timothy R. Cadogan

Mr. Cadogan, age 42, has been a director since May 2012 and serves on the Technology & Innovation Committee of the Board.  He is the chief executive officer of OpenX Technologies, Inc., one of the world’s leading providers of digital advertising technology, enabling businesses to manage and maximize their advertising revenue.  From 2003-2008 Mr. Cadogan served as senior vice president of Global Advertising Marketplaces at Yahoo! (NASDAQ: YHOO) where he oversaw the primary advertising product lines including display, search and video. Previously at Yahoo!, he was vice president of search where he was responsible for both the consumer search and the paid search businesses.  Prior to joining Yahoo!, Mr. Cadogan was vice president of Search at Overture (formerly GoTo.com), a consultant at The Boston Consulting Group, and a consultant at McKinsey & Company.  He holds a BSc degree from The London School of Economics, an MPhil degree in international relations from Oxford University, and an MBA from Stanford University.

Mr. Cadogan’s qualifications to serve on the Board include his extensive experience in the fields of digital advertising and technology as well as his years of management experience.  As the chief executive officer of a digital advertising business, Mr. Cadogan has extensive insight into managing complex business operations and overseeing business risk.

William T. Dillard II

Mr. Dillard, age 68, has been a director of Acxiom since 1988 and serves on the Audit/Finance Committee and the Compensation Committee of the Board.  He has served as a member of the Dillard’s, Inc. (NYSE: DDS) board of directors since 1968 and currently serves as the chairman of the board and chief executive officer of Dillard’s, Inc., a chain of traditional department stores based in Little Rock, Arkansas, with approximately 284 store locations and 18 clearance centers in 29 states.  Mr. Dillard is also a director of Barnes & Noble, Inc. (NYSE: BKS).  He served as the Company's lead independent director from 2006 - 2007.  He holds a bachelor’s degree in business administration from the University of Arkansas and an MBA from Harvard University.

Mr. Dillard’s qualifications to serve on our Board include his experience as the chairman and CEO of a public company, his financial acumen, and his service on the boards of other public companies.  Mr. Dillard’s understanding of corporate planning, risk management, executive compensation, and capital markets are an invaluable asset to our Board.  Based upon his service as a chief executive officer and his financial sophistication, Mr. Dillard is deemed to be an “audit committee financial expert,” as defined by the rules of the SEC.

Scott E. Howe

Mr. Howe, age 45, joined the Company in 2011 as its chief executive officer and president.  He currently serves on and chairs the Executive Committee of the Board.  Prior to joining Acxiom, he served as corporate vice president of Microsoft Advertising Business Group from 2007 – 2010.  In this role, he managed a multi-billion dollar business encompassing all emerging businesses related to online advertising, including search, display, ad networks, in-game, mobile, digital cable and a variety of enterprise software applications.  In 2010 he co-founded and served as interim CEO and president of King of the Web, Inc., a portfolio of online game shows.  Mr. Howe was employed from 1999 - 2007 as an executive and later as a corporate officer at aQuantive, Inc. where he managed three lines of business, including Avenue A|Razorfish (a leading Seattle-based global consultancy in digital marketing and technology), DRIVE Performance Media (now Microsoft Media Network), and Atlas International (one of the top two applications for enterprise software for advertising).  Earlier in his career, he was with The Boston Consulting Group and Kidder, Peabody & Company, Inc.  He serves on the board of directors of the Center for Medical Weight Loss and is a former director of the Internet Advertising Bureau (IAB) and Turn, Inc, a digital advertising company.   Mr. Howe was also a director of Geeknet (NASDAQ:  GKNT) from 2007 – 2010.  He is a magna cum laude graduate of Princeton University, where he earned a degree in economics, and he holds an MBA from Harvard University.

The Board of Directors believes it is important for Acxiom’s chief executive officer to serve as a member of the Board, as the CEO is in a unique position to understand the challenges and issues facing the Company.  Among Mr. Howe’s qualifications are his demonstrated leadership skills and his prior work experience, including over a decade of corporate leadership in the digital advertising industry, which qualify him to serve both as CEO and as a director.

Directors Whose Terms Expire in 2015

John L. Battelle

Mr. Battelle, age 47, has been a director since August 2012 and serves on the Board’s Technology & Innovation Committee.  He is an entrepreneur, journalist, professor and author who has founded or co-founded various online, conference, magazine and other media businesses.  In 2005, he founded the Internet media company Federated Media Publishing, where he serves as chairman and CEO.  He is the executive producer and program chair of the Web 2 Summit and maintains Searchblog, an ongoing daily site which covers the intersection of media, technology and culture at www.battellemedia.com.  From 2001 –  2004 he occupied the Bloomberg chair in Business Journalism for the Graduate School of Journalism at the University of California, Berkeley.  He served from 1997 – 2001 as chairman and CEO of Standard Media International (SMI) and as publisher of The Industry Standard and TheStandard.com.  Prior to that, he was a co-founding editor of Wired magazine and Wired Ventures.  Mr. Battelle currently sits on the board of directors of the Interactive Advertising Bureau and was a founding board member of the Online Publishers Association.  In 2005, he authored The Search: How Google and Its Rivals Rewrote the Rules of Business and Transformed Our Culture (Penguin/Portfolio), an international bestseller published in more than 25 languages.  He is considered to be an expert in the field of media and technology, and has appeared on national and international news channels such as CBS, BBC, CNN, PBS, Discovery and CNBC.  Honors and awards include: “Global Leader for Tomorrow” and “Young Global Leader” by the World Economic Forum in Davos, Switzerland; a finalist in the 2000 “Entrepreneur of the Year” competition by Ernst & Young; “Innovator – One of Ten Best Marketers in the Business” by Advertising Age; and one of the “Most Important People on The Web” by PCWorld.  Mr. Battelle holds a bachelor’s degree in anthropology and a master’s degree in journalism from the University of California, Berkeley.

As an entrepreneur with an extensive background in digital publishing and digital advertising, Mr. Battelle provides the Board with a unique blend of media-related and digital experience that assists the Company in executing its growth strategy.  In addition, his operational and advisory roles with various media businesses qualify him to serve on the Board.

Ann Die Hasselmo, Ph.D.

Dr. Hasselmo, age 68, has been a director of Acxiom since 1993 and serves as chair of the Governance/Nominating Committee and as a member of the Audit/Finance Committee of the Board.  She is president of the American Academic Leadership Institute – AALI (formerly Academic Search Consultation Service and the parent company of Academic Search, Inc.) in Washington, D.C.  The mission of AALI is to advance leadership in higher education and to provide programs, initiatives and grants that foster leadership identification and development, and promote the success of college and university presidents, boards of trustees and the institutions they serve.  Prior to assuming her current position with AALI/Academic Search, Dr. Hasselmo was vice president and partner in A.T. Kearney, Inc.’s higher education practice.  From 1992 - 2001, she served as president of Hendrix College in Conway, Arkansas.  She served as a member of the board of visitors of Air University of the U.S. Air Force and as a member of the board of directors of the National Merit Scholarship Corporation.  She is past chair of the board of directors for Educational and Institutional Insurance Administrators, the National Association of Independent Colleges and Universities, the National Collegiate Athletic Association (NCAA) Division III President’s Council, and the American Council on Education’s Council of Fellows.  Her memberships have included the American Council on Education board, the Arkansas Repertory Theatre board and the NCAA Executive Committee.  She formerly served as dean of H. Sophie Newcomb College and associate provost at Tulane University.  Dr. Hasselmo holds a Ph.D. in counseling psychology from Texas A&M University, a master’s degree from the University of Houston, and she graduated summa cum laude from Lamar University.

Dr. Hasselmo’s experience with executive search, higher education leadership, consultation, and as a licensed psychologist with organizational behavior training offers a unique set of skills to the Board, particularly her current professional consultation to higher education regents and trustees in the areas of board recruitment, director orientation and education, board evaluation, board structure and governance, and succession planning.  The extensive management and administrative experience obtained during her tenure as a college president and her governance background well qualify Dr. Hasselmo to serve as chair of the Board of Directors’ Governance/Nominating Committee.

William J. Henderson

Mr. Henderson, age 66, has been a director of Acxiom since 2001 and serves as chair of the Board’s Compensation Committee and as a member of the Governance/Nominating Committee and the Technology & Innovation Committee.  He is the founder and principal of Hold The Eye Images, Inc., a video, photographic and applications business.  Mr. Henderson also serves as a director and chairs the compensation committee of comScore Networks (NASDAQ: SCOR).  In the past eight years, he has served as chief executive officer of Bestline Research and as chief operations officer of Netflix Inc. (NASDAQ: NFLX), as well as working as a consultant.  From 1998 until his retirement from the United States Postal Service (USPS) in 2001, Mr. Henderson was the 71st postmaster general and the fifth career employee to lead the world’s largest postal system.  From 1994 until his appointment as postmaster general and chief executive officer of the USPS, he served as its chief operating officer.  From 1992 to 1994, he served the USPS as vice president of employee relations, then became chief marketing officer and senior vice president.  In 1997, Mr. Henderson received the USPS’ John Wanamaker Award, and in 1998 he received American University’s Roger W. Jones Award for Executive Leadership.  In 1998, Mr. Henderson also received an honorary Mailing Excellence Award from the National Postal Forum for his work with the nation’s professional mailing industry.  He also served on the advisory boards of the Committee for Economic Development and Nature’s Best magazine.  He is a fellow with the National Academy of Public Administration.  Mr. Henderson holds a bachelor’s degree in industrial relations from the University of North Carolina at Chapel Hill and served in the U.S. Army.

Mr. Henderson’s knowledge of the direct marketing industry and his experience as postmaster general, and more recently as an officer of and advisor to high-tech companies, qualify him to serve on our Board.  His management background and his experience chairing the compensation committee of another public company particularly qualify him to serve as Acxiom’s Compensation Committee chair, and his service on the board of another high-tech public company in the marketing arena allows him to provide additional value to the Acxiom Board of Directors.

Board of Directors’ Recommendation

The Board of Directors recommends that the stockholders vote FOR the election of Messrs. Fox, Gramaglia and Kokich at the 2013 Annual Meeting.

CORPORATE GOVERNANCE

Our Board of Directors believes that good corporate governance is important to ensure that Acxiom is managed for the long-term benefit of our stockholders.  This section describes key corporate governance practices that we have adopted.  Complete copies of our corporate governance principles, Board committee charters, codes of conduct and stock ownership guidelines are available on the Company’s website at www.acxiom.com, or you may request a printed copy of them by sending a written request to the Corporate Secretary at Acxiom Corporation, 601 E. Third Street, Little Rock, Arkansas, 72201.  Acxiom’s management and the Board of Directors closely monitor corporate governance developments and will continue to evaluate their duties and responsibilities with the intention of complying with all applicable laws, rules and regulations.

Board and Committee Matters

All of the Company’s current non-employee directors have been determined by the Board to be independent.  In making these determinations, the Board reviewed the directors’ relationships, if any, with Acxiom, and determined that there are no relationships which would impair any director’s ability to exercise independent judgment in carrying out his or her responsibilities as a director.

The relationships considered by the Board in assessing each director’s independence included consideration of the fact that in 2011, Mr. Gramaglia served for a four-month period as interim chief executive officer and president of the Company while a search was conducted for a permanent employee for that position.  His appointment as Non-Executive Chairman of the Board was made after the conclusion of his service as interim CEO.  The Board affirmatively determined that Mr. Gramaglia’s service as an officer of the Company in the interim position would not interfere with his ability to exercise independent judgment in carrying out his responsibilities as a director.

The Board also considered the fact that Acxiom purchased digital advertising services from OpenX Technologies, Inc. (“OpenX”), of which Mr. Cadogan is CEO.  The charges to Acxiom were based upon OpenX’s standard rates and totaled approximately $84,100 in the Company’s last fiscal year.  This amount represents approximately 0.008% of the total revenue of the Company and approximately 0.05% of the total revenue of OpenX for its most recent fiscal year, and the amount of the charges has been deemed by the Board to be immaterial to both companies.  This relationship was not required to be disclosed in this proxy statement as a related-party transaction under the rules and regulations of the SEC.

Additionally, the Board has affirmatively determined that there are no other factors involving any of the other non-employee directors which would interfere with their ability to exercise independent judgment in carrying out their responsibilities as directors.

Our corporate governance principles give the Board of Directors the discretion to either separate or combine the positions of chief executive officer and chairman.  Since 2007, these positions have been separated. The Board of Directors believes that separating the positions improves the ability of the Board to exercise its oversight role over management by having a director who is not an officer or member of management serve in the role of chairman.  Appointing an independent chairman also simplifies our corporate governance structure by allowing the chairman to convene executive sessions with the independent directors and dispensing with the need for another director to discharge the role of lead director.  Separation of the two roles also enhances our corporate governance profile.  As noted above, Mr. Gramaglia is currently the Non-Executive Chairman of the Board.

Quarterly meetings of the Board are held to review the Company’s strategy, financial performance, enterprise risks and significant developments, and to act on matters requiring Board approval.  If issues arise which require the full Board’s attention between regularly scheduled meetings, special meetings are called or action is taken by written consent.  Time is allotted at the end of each Board and committee meeting for the independent directors to meet in executive session outside the presence of management.  During the last fiscal year, the Board of Directors met five times.  All of the directors attended 75% or more of the meetings of the Board and of the committees on which they served during the past fiscal year.  Directors are expected to attend Board and stockholder meetings whenever possible.  At the 2012 Annual Meeting of Stockholders, all directors then serving on the Board were in attendance.

  The Board currently has a standing Audit/Finance Committee, Compensation Committee, Executive Committee, Governance/Nominating Committee and Technology & Innovation Committee.  In the past fiscal year, the Audit/Finance Committee met eight times. The Compensation Committee met nine times. The Executive Committee met one time and took action pursuant to unanimous written consent in lieu of a meeting one time. The Governance/Nominating Committee met nine times. The Technology & Innovation Committee met five times.

           Copies of the committees’ charters are posted on the Company’s website at www.acxiom.com, and a description and a list of the current members of each committee is set forth below.

Audit/Finance Committee.  The members of the Audit/Finance Committee currently are Mr. Twomey (Chair), Mr. Dillard, Mr. Fox and Dr. Hasselmo, each of whom is deemed independent under the NASDAQ listing standards and SEC rules.  It is expected that Mr. Fox will be appointed as chair of the Audit/Finance Committee upon the expiration of Mr. Twomey’s term on the Board.

The Audit/Finance Committee assists the Board in overseeing Acxiom’s financial statements and financial reporting process; systems of internal accounting and financial controls; independent auditors’ engagement, performance, independence and qualifications; internal audit function; disclosure controls and procedures; and legal, regulatory compliance and ethics programs as established by management and the Board.  In addition, the committee monitors all major financial matters pertaining to the Company, assists the Board in long-range financial planning, and makes recommendations regarding the Company’s capital and debt structure.  It oversees the management of certain of Acxiom’s risks, including the Company’s exposures in the areas of finance and accounting, legal, compliance, internal controls, IT security, insurance coverages and business continuity plans.  It recommends and prioritizes capital and financial commitments, monitors related performance measurements and reviews annual operating and capital budgets.  The committee also reviews large capital and unbudgeted expenditures.  Proposed acquisitions and divestitures are reviewed by the committee, and it makes recommendations regarding the Company’s hedging, dividend and tax policies.  The Board has determined that Mr. Twomey, Mr. Dillard and Mr. Fox qualify as “audit committee financial experts” as defined in SEC rules.

Compensation Committee.  The members of the Compensation Committee currently are Mr. Henderson (Chair), Mr. Dillard, Mr. Fox and Mr. Twomey, each of whom is deemed independent under the NASDAQ listing standards.

The Compensation Committee assists the Board in fulfilling its oversight responsibility related to compensation programs, plans and awards for Acxiom’s executive officers, and it administers the Company’s equity-based compensation plans.  The committee annually reviews and makes recommendations to the full Board regarding the annual goals and objectives for the CEO and makes a recommendation to the full Board regarding his compensation (except for that portion of the CEO’s compensation intended to qualify under Section 162(m) of the Internal Revenue Code, which is determined by the committee after consultation with the full Board).  The committee annually sets the compensation of the Company’s executive officers, and it reviews all of the Company’s compensation plans periodically and considers any risks associated with the plans and whether they are philosophically aligned with the executive officers’ compensation programs.  The committee has the authority to retain advisers to assist with the work of the committee as it deems necessary and appropriate.

Executive Committee. The members of the Executive Committee currently are Mr. Howe (Chair), Mr. Gramaglia and Mr. Twomey.  The Executive Committee implements the policy decisions of the full Board of Directors and handles routine matters which arise during the interim periods between Board meetings consistent with the authority which has been delegated to the committee by the Board.

 Governance/Nominating Committee.  The members of the Governance/Nominating Committee currently are Dr. Hasselmo (Chair), Mr. Gramaglia, Mr. Henderson and Mr. Kokich, each of whom is deemed independent under the NASDAQ listing standards.

This committee is responsible for reviewing and making recommendations to the Board with regard to the following:  corporate governance principles, management succession plan, structure of Board committees, compensation of directors, self-evaluation process for the Board, ethics compliance programs, director orientation and director education programs.  In addition, the committee is charged with reviewing and approving any transaction required to be disclosed as a related-party transaction under SEC rules and regulations.  The committee’s charter specifies that no related-party transaction will be approved unless it is deemed by the committee to be commercially reasonable and in the best interests of, or not inconsistent with the best interests of, the Company.

The Governance/Nominating Committee is also responsible for screening and recommending qualified candidates to the Board for membership, and for annually recommending to the Board the nominees for director to be submitted for election at each annual meeting of the Company’s stockholders.  All nominations or appointments to the Board are approved by the full Board of Directors.  Directors who are up for re-nomination recuse themselves from votes regarding their own nominations at both the committee and the Board level.

The Governance/Nominating Committee identifies potential Board candidates through various methods, including recommendations from directors, management and stockholders.  The committee has the authority to retain search firms to identify director candidates and to approve the search firm’s fees and other retention terms.  The committee periodically reviews with the Chairman of the Board and the Chief Executive Officer the appropriate skills and characteristics required of Board members.  In reviewing potential candidates, the Governance/Nominating Committee considers applicable board and committee independence requirements imposed by the various committee charters, the NASDAQ listing standards and applicable law.  The committee also considers the number of other boards and committees on which a director candidate serves.

The Governance/Nominating Committee and Board seek directors who possess the highest personal and professional integrity, ethics and values, who are committed to representing the long-term interests of the stockholders and have an objective perspective and mature judgment.  Among the various criteria for selection as a Board member are the level of a potential candidate’s experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of our business environment, willingness to devote adequate time to Board duties, and a commitment to serve on the Board for an extended period of time in order to develop an in-depth knowledge of the Company, its strategy and its principal operations.  The Governance/Nominating Committee and Board seek candidates who demonstrate a willingness to evaluate management performance objectively and who have no activities or interests that could conflict with their responsibilities to Acxiom.

The Governance/Nominating Committee is responsible for assessing the appropriate balance of skills and characteristics required of Board members.  Nominees for director must meet the qualifications set forth in our corporate governance principles and the Governance/Nominating Committee charter, pursuant to which the Board and committee are mandated to use reasonable efforts to attract a diversified membership and to endeavor to have a Board representing diverse experience at policy-making levels in business, government, education and technology.  While the Governance/Nominating Committee continually seeks to identify potential candidates who would further enhance the diversity of the Board, it does not have a formal policy with respect to diversity.  Nominees must also comply with the Board of Directors’ code of business conduct and ethics, a copy of which is posted in the corporate governance section of our website at www.acxiom.com.

In accordance with the terms of the Company’s corporate governance principles, any nominees proposed by stockholders will be evaluated by the Governance/Nominating Committee in the same manner as nominees proposed by other sources.  To be considered by the Governance/Nominating Committee, a stockholder nominee must be submitted to the corporate secretary at the address and within the timeframe specified under the section of this proxy statement entitled “Stockholder Proposals.”  It is the policy of the Board that representatives of institutional investors may be considered for Board membership so long as the institution (a) does not own or control significant holdings (i.e., more than five percent of the total outstanding shares or other equity units) in businesses that are competitive with the Company; (b) fully discloses, on an ongoing basis, any currently existing and/or reasonably foreseeable conflicts of interest with the Company and/or its other stockholders; and (c) agrees to comply with the Company’s stock trading guidelines applicable to directors and senior members of management, as currently in force or as may be in force in the future.

Technology & Innovation Committee.  In the past fiscal year, the Board of Directors established the Technology & Innovation Committee and appointed Mr. Kokich as chair and Messrs. Battelle, Cadogan and Henderson as members.

The purpose of the Committee is to oversee and provide counsel to the Board and management on matters of innovation, technology, strategy, and mergers and acquisitions.  Specifically, the committee was formed  (1) to assist management in its efforts to ensure that world-class technology, science and innovation are developed and leveraged throughout the Company in order to enhance stockholder value; (2) to provide understanding, clarification and validation to the Board on the fundamental technical and strategic direction of the Company; (3) to serve as a sounding board to management on issues related to innovation, technology, research and development, strategic direction, product development, intellectual property, partnerships, divestitures, and mergers and acquisitions; and (4) to make recommendations to the Board on the validity of management’s proposals regarding investments, divestitures, and mergers and acquisitions.

Other Committees.  In addition to the standing committees described above, the Board may establish other committees including additional standing committees or ad hoc committees to deal with a particular event or process.

Responsibility for Risk Management

Management has primary responsibility for identifying and managing risks facing Acxiom, subject to the oversight of the Board of Directors.  The CEO brings key business risks to the attention of the Board, generally in the context of the Company’s strategic and operating plans.  The Company’s director of risk management and the internal audit team prepare reports used by the Audit/Finance Committee to analyze the most serious enterprise risks facing the Company and to prioritize the items to be addressed in the annual internal audit plan.  The Company’s director of risk management and the internal audit team prepare risk assessments by conducting interviews and surveys with members of management across the Company and with the Audit/Finance Committee members to identify individual process and enterprise risks.

The committees of the Board assist in discharging the Board’s risk oversight role by performing certain subject matter responsibilities.  Risks regarding financial, accounting and legal issues, compliance and internal controls, IT security, insurance coverages and business continuity are overseen by the Audit/Finance Committee.   Risks related to the Company’s compensation programs are overseen by the Board’s Compensation Committee.  Risks associated with governance and executive succession planning are overseen by the Board’s Governance/Nominating Committee.  The Board of Directors, however, retains full oversight responsibility for all subject matters, regardless of whether any particular subject matter is assigned to a committee.  At each quarterly meeting, the Board receives a verbal summary of risk-related matters discussed in each of the committee meetings.  All directors have access to the minutes of all committee meetings.   The full Board is responsible for the overall risk assessment and management process and also directly oversees risks associated with the Company’s strategic plan, operating plan, products, human resources and organizational issues.

The Board’s administration of its risk oversight role has not specifically affected the Board’s leadership structure.  In establishing the Board’s current leadership structure, risk oversight was one factor among many factors considered, and the Board believes that the current leadership structure is conducive to and appropriate for its risk oversight role.  The Board regularly reviews its leadership structure and evaluates whether such structure, as well as the Board as a whole, is functioning effectively.  If in the future the Board believes that a change in its leadership structure is required to, or potentially could, improve the Board’s risk oversight role, it may make any changes it deems appropriate.

Communication with Directors

Stockholders and other interested parties may contact an individual director, the Chairman of the Board, the Board as a group, or a specified Board committee or group of directors, as follows:

Mail:	Acxiom Board of Directors P.O. Box 250266 Little Rock, AR 72225-0266

E-mail:	Directors@acxiom.com

Telephone:	866-513-0188 or 501-342-8888

    Each communication should specify the applicable addressees to be contacted as well as the general topic of the communication.  Communications relating to Acxiom's accounting, internal accounting controls, or auditing matters will be referred to members of the Audit/Finance Committee.  Incoming messages are monitored by an independent third party who receives and processes the communications before forwarding them to the addressee(s).  Depending on the subject matter, communications may be referred to departments within Acxiom.  Communications that are primarily commercial in nature, as well as marketing solicitations, will generally not be forwarded to the directors.

PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF
THE 2005 EQUITY COMPENSATION PLAN
 (Proposal No. 2 of the Proxy Card)

Our stockholders are being asked to approve the amendment and restatement of our 2005 Equity Compensation Plan (the “Plan”) to increase the number of shares that may be issued under the Plan by 4,000,000 shares, from 20,325,000 shares to 24,325,000 shares.  When combined with the Board’s recent termination of a stock option plan initially adopted in 1983, under which there remained 1,567,009 shares authorized for future grants (as discussed in more detail below on page 20), if the stockholders approve this proposal, the net increase in the number of shares available for issuance under all of the Company’s stockholder-approved equity compensation plans will be 2,432,991 shares.

Additionally, stockholders are being asked to reapprove the performance goals set forth in the Plan to allow for the continued payment of performance-based compensation to certain executive officers of the Company exempt from the deduction limitation contained in Section 162(m) of the Internal Revenue Code, as amended (the “Code”).  By approving this proposal, the stockholders also will be approving the Plan’s performance goals for purposes of Section 162(m) of the Code.

 The Plan was approved by the Compensation Committee of the Board of Directors on May 13, 2013, subject to stockholder approval of the increase in the number of shares authorized for issuance under the Plan.  The Compensation Committee also approved certain technical amendments that became effective immediately and which do not require stockholder approval.  These amendments are discussed below on page 21 in the section entitled “Description of the Other Amendments.”  A copy of the Plan, as amended and restated, is attached as Appendix A to this proxy statement.

Purpose of the Plan

The purpose of the Plan is to align long-term incentive compensation with the Company’s business strategies and with stockholder and investor interests, and to recruit and retain key individuals.  The Compensation Committee believes that providing employees with a proprietary interest in Acxiom’s business and, therefore, a more direct stake in its continuing welfare, will better align their interests with those of our stockholders.

Description of the Plan

The Plan was first approved by shareholders at the 2000 Annual Stockholders Meeting and has been amended from time to time.  The following description of the Plan is qualified in its entirety by reference to the applicable provisions of the Plan in Appendix A.

 Administration.  The Plan specifies that that it will be administered by the Board of Directors or the Compensation Committee of the Board, and their lawful designees.  The administrator makes determinations such as to whom awards will be made, what type of awards will be made, how many shares will be subject to each grant, the duration and exercise price of stock options, vesting schedules, performance criteria, conditions upon which a grant may be forfeited, and any restriction, limitation, procedure or deferral related to a grant.  The Compensation Committee or the Board may establish any rules and regulations it considers necessary to administer the Plan.  All determinations of the Compensation Committee or Board are final and conclusive for all purposes.

 Eligible Participants.  Employees, directors, affiliates, independent contractors and consultants of Acxiom or any subsidiary or affiliated company are eligible to participate in the Plan.  During the last fiscal year, a total of 223 individuals were selected by the Compensation Committee to receive awards under the Plan.

Types of Awards.  The Plan permits awards of a variety of equity-based incentives, including stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance awards and other stock unit awards:

Stock Options.  Under the Plan, either incentive stock options or stock options that do not qualify as incentive options (non-qualified stock options) may be granted.   See the discussion regarding options below on page 19 under “Federal Income Tax Treatment.”  To date, only non-qualified stock options have been granted under the Plan.

The exercise price for stock options may not be less than 100% of the fair market value of Acxiom common stock on the date of the grant.  Without the further approval of the stockholders, no outstanding stock option granted under the Plan may be amended to reduce the exercise price or canceled in consideration for an award having a lower exercise price.  This will not, however, prohibit adjustments related to stock splits, stock dividends, recapitalizations and other changes in the corporate structure or shares of Acxiom.  The duration of options granted under the Plan, including the duration of options following a participant’s termination of employment, death or disability, is determined by the Compensation Committee or the Board in its sole discretion.  Both non-qualified and incentive stock options granted under the Plan may not be exercised more than 10 years after the date of grant, although each may be granted for a lesser duration.  Incentive stock options granted to a participant owning more than 10% of the total combined voting power of all classes of Acxiom stock may not be exercised more than five years from the date of grant.

At the time of exercise of an option, a participant must pay the full exercise price of the option in cash, by check or electronic funds transfer.  Additionally, a participant may pay the exercise price by one of the following additional forms of payment, as may be approved by the Compensation Committee or Board:

•
via a “broker’s cashless exercise” (i.e., through the sale of shares, by way of a broker, acquired upon exercise of the option having a fair market value equal to the exercise price pursuant to procedures approved by Acxiom);

•	by delivering shares of Acxiom common stock previously owned by the participant for at least six months and having a fair market value equal to the exercise price;
•	by authorizing Acxiom to withhold a number of shares of Acxiom common stock otherwise issuable to the participant upon exercise of an option having a fair market value equal to the exercise price; or
•	by any combination of the above.

Stock Appreciation Rights. SARs may, but need not be, identified with a specific stock option.  The exercise price for any SAR shall (i) for any SAR identified with a stock option, equal the exercise price of such option, or (ii) for any other SAR, not be less than 100% of the fair market value of Acxiom common stock on the date of the grant.  The duration of any SAR may not exceed ten years.  To date, no SARs have been granted under the Plan.

Restricted Stock and RSUs.  Restricted stock awards comprise shares of Acxiom common stock that are forfeitable until the restrictions imposed by the Compensation Committee or Board lapse.  Awards of RSUs provide the right to receive shares, cash or a combination thereof upon the lapse of the restrictions imposed by the Compensation Committee or Board.  Awards of restricted stock and RSUs may be subject to time-based restrictions, performance-based restrictions, or both.  Unless the Compensation Committee or Board determines otherwise, holders of restricted stock awards are entitled to receive dividends paid on the stock underlying the awards and to vote the shares of restricted stock during the restriction period.  Conversely, holders of RSUs are not entitled to dividend or voting rights prior to the time the applicable restrictions lapse and shares of Acxiom common stock are delivered pursuant to the award.  The Compensation Committee or Board may, however, grant holders of RSUs the right to receive dividend equivalent payments on such terms and conditions as set forth in the applicable grant documents.

Performance Awards.  The Plan also authorizes the award of performance awards, in the form of either performance shares or performance share units, on any terms and conditions that the Compensation Committee or the Board deems desirable.  Performance awards may be paid in cash, shares, or a combination thereof, as determined by the Compensation Committee or Board.

The Compensation Committee or Board may set performance goals that, depending on the extent to which they are met during a performance period applicable to an award, will determine the number of performance shares or units that will be delivered to a participant at the end of the performance period.  The performance goals may be set at threshold, target, and maximum performance levels, and the number of performance shares or units to be delivered may be tied to the degree of attainment of the various performance levels specified under the various performance goals during the performance period, which may not be less than one year.  No payment may be made with respect to a performance award if any specified threshold performance level is not attained.  The Compensation Committee or Board may, however, grant holders of performance awards the right to receive dividend equivalent payments in an amount commensurate with earned performance awards, on such terms and conditions as set forth in the applicable grant documents.

Other Awards.  Other awards of shares and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Acxiom common stock or other property may be granted under the Plan to participants, either alone or in addition to other awards under the Plan.  Other stock awards may be paid in shares, cash or any other form of property as the Compensation Committee or the Board may determine.  Subject to the provisions of the Plan, the Compensation Committee or Board has sole and complete authority to determine who will receive such an award, the times at which such awards will be made, the number of shares to be granted, and all other terms and conditions of such awards.

Performance Goals.  If any award is intended to satisfy the conditions for deductibility under Section 162(m) of the Code as “performance-based compensation,” the award will contain pre-established objective performance goals for each performance period using one or more of the following performance measures:

•
earnings (either in the aggregate or on a per-share basis, reflecting dilution of shares as the Compensation Committee deems appropriate and, if the Compensation Committee so determines, net of or including dividends) before or after interest and taxes (EBIT) or before or after interest, taxes, depreciation, and amortization (EBITDA)

•	gross or net revenue or changes in annual revenues
•	cash flow(s) (including operating, free or net cash flows)
•	financial return ratios
•	total stockholder return, stockholder return based on growth measures or the attainment by the shares of a specified value for a specified period of time
•	share price or share price appreciation
•	earnings growth or growth in earnings per share
•	return measures, including return or net return on assets, net assets, equity, capital, investment or gross sales
•	adjusted pre-tax margin
•	pre-tax profits
•	operating margins
•	operating profits
•	operating expenses
•	dividends
•	net income or net operating income
•	growth in operating earnings or growth in earnings per share
•	value of assets
•	market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas
•	aggregate product price and other product measures
•	expense or cost levels, in each case, where applicable, determined either on a company-wide basis or in respect of any one or more specified divisions
•	reduction of losses, loss ratios or expense ratios
•	reduction in fixed costs
•	operating cost management
•	cost of capital
•	debt reduction
•	productivity improvements
•	satisfaction of specified business expansion goals or goals relating to acquisitions or divestitures
•	customer satisfaction based on specified objective goals or an Acxiom-sponsored customer survey
•	employee and consultant diversity goals

The Compensation Committee will designate the performance measures within the first 90 days of a year (or in the case of a performance period other than a year, no later than the date on which 25 percent of the performance period has lapsed) for any award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

Performance goals may be applied to Acxiom as a whole (or a division, organization, or other business unit thereof), a subsidiary, an affiliated company, or of an individual participant, and they may be set at a specific level or expressed as a relative percentage to the comparable measure at comparison companies or a defined index.  Performance goals, to the extent applicable, must be based upon generally accepted accounting principles, but may be adjusted by the Compensation Committee to take into account the effect of the following:  (a) changes in accounting standards that may be required by the Financial Accounting Standards Board (or any applicable successor entity) after the performance goal is established; (b) realized investment gains and losses; (c) extraordinary, unusual, non-recurring, or infrequent items; (d) “non-GAAP financial measures” that have been included in Acxiom’s quarterly earnings releases and disclosed to investors in accordance with SEC regulations; and (e) any other items as the Compensation Committee determines to be required so that the operating results are computed on a comparative basis from period to period.  Determinations made by the Compensation Committee must be based on relevant objective information and/or financial data, and will be final and conclusive with respect to all affected parties.

Shares Reserved for Issuance.  The total number of shares of the Company’s common stock currently approved by the stockholders for issuance under the Plan is 20,325,000, of which, as of May 29, 2013, there remained 1,721,616 shares available for future issuance.  If any stock award or option is forfeited, any option or SAR terminates, expires or lapses without being exercised within the exercise period, or any SAR is exercised for cash, the shares underlying such awards will be available for re-issuance under the Plan.  To the extent any shares of Acxiom common stock subject to an award are not delivered to a participant because the shares are used to satisfy an applicable tax withholding obligation, those shares will again be available for delivery in connection with awards under the Plan.  If an optionee delivers previously owned shares to the Company in payment of the exercise price of an option, only the net number of option shares issued to the optionee will be counted against the remaining shares available for grant under the Plan.  In the event there is any change in the number of shares of Acxiom common stock subject to the Plan resulting from a merger, consolidation, reorganization, recapitalization, stock dividend, stock split or similar occurrence, then the number of shares reserved for issuance, the number of shares for which awards may be granted to any one participant, and the number of shares and the price per share subject to outstanding awards will be proportionally adjusted.

Amendment and Termination.  The Compensation Committee or the Board may amend the Plan and/or the terms of outstanding awards or grants; provided, however, that if an amendment would (i) materially increase the benefits to participants under the Plan, (ii) increase the aggregate number of shares that may be issued under the Plan, or (iii) materially modify the requirements for participation in the Plan by materially increasing the class or number of persons eligible to participate, then stockholder approval must be obtained.  To the extent necessary to comply with applicable laws and regulations, certain other amendments to the Plan or to any outstanding grant may require stockholder approval.  Any amendment that would impair the rights of a participant may not be made without the participant’s consent.  The Plan may be terminated at any time by the Board. No termination, however, will adversely affect the terms of any outstanding awards under the Plan.

Change in Control.  In connection with a “change in control,” which may include a merger or consolidation of Acxiom, a sale of all or substantially all of its assets, the acquisition of a significant percentage of the voting power of the Company, or such other form of transaction as the Compensation Committee or the Board may determine constitutes a change in control, the Compensation Committee or Board may determine that: (1) any outstanding options may become immediately exercisable; (2) any outstanding options may terminate within a specified number of days after notice to the affected participants, and the participant will receive an amount of cash equal to the excess of the fair market value of the shares immediately prior to the occurrence of the change in control (which shall be no less than the value being paid for such shares in the transaction) over the exercise price of the option; (3) restrictions and deferral limitations applicable to any restricted stock or RSU awards may become free of all restrictions and become fully vested and transferable; (4) all performance awards may be considered to be prorated, and any deferral or other restriction may lapse and such awards may be immediately settled or distributed; and/or (5) the restrictions and deferral limitations and other conditions applicable to any other stock unit awards or any other types of awards granted under the Plan may lapse, and such awards may become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the award not previously forfeited or vested.

Federal Income Tax Treatment.  The following discussion generally outlines certain U.S. federal income tax consequences of participating in the Plan and is based on current U.S. laws and regulations, all of which are subject to change.  This summary does not constitute tax advice and does not attempt to describe all of the possible tax consequences that could result from the acquisition, holding, exercise or disposition of any equity award made under the Plan or any of the underlying shares of common stock.  Because of the variety of awards that may be made under the Plan and the complexities of the tax laws, participants are encouraged to consult a tax advisor as to their individual circumstances.

Non-Qualified Stock Options.  There are currently no federal income tax consequences to either the participant or Acxiom upon the grant of a non-qualified option.  Upon the exercise of a non-qualified option, the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of each share on the date of exercise over the option price, and Acxiom generally will be entitled to a federal income tax deduction in the same amount.  Special rules apply to a participant who exercises a non-qualified option by paying the exercise price, in whole or in part, by the transfer of shares of previously owned Acxiom common stock.

Incentive Stock Options.  There are currently no federal income tax consequences to either the participant or Acxiom upon the grant of an incentive option.  The participant will not have to recognize any income upon the exercise of an incentive option, and Acxiom will not be allowed any deduction, as long as the participant does not dispose of the shares within two years from the date the incentive option was granted or within one year from the date the shares were transferred to the participant.  Upon the sale of the shares after the holding period requirement is satisfied, the participant will recognize a long-term capital gain (or loss) measured by the excess (or deficit) of the amount realized from the sale over the exercise price of the shares, but no deduction will be allowed to Acxiom.  If a participant disposes of the shares before the holding period is satisfied, the participant will recognize ordinary income in the year of the disposition, and Acxiom will be entitled to a corresponding deduction, in an amount equal to the lesser of (1) the excess of the fair market value of the shares on the date of exercise over the exercise price of the shares, or (2) the excess of the amount realized from the disposition over the exercise price of the shares.  Where shares are sold before the holding period is satisfied, the participant will also recognize a capital gain to the extent that the amount realized from the disposition of the shares exceeded the fair market value of the shares on the date of exercise.

Other Equity Incentives.  In general, upon the grant of SARs and certain performance shares, a participant would recognize no taxable income and Acxiom would receive no deduction.  Generally, at the time a participant receives payment under any of these other equity incentive awards, the participant will recognize compensation taxable as ordinary income in an amount equal to the cash or fair market value of the common stock received, and Acxiom would be entitled to receive a corresponding deduction.

A participant will not be taxed upon the grant of an equity award, including restricted stock and RSUs, if the award is subject to a “substantial risk of forfeiture,” as defined in the Code.  When the shares of common stock that are subject to such an award are no longer subject to a substantial risk of forfeiture, however, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the award, less any amount paid for the stock, and the Company will then be entitled to a corresponding deduction.  Generally, time-vesting RSUs are taxable as ordinary income to the participant on the date the award vests.

Historical Award Data

The following table includes information regarding outstanding equity awards under the Plan, shares currently available for future equity awards under the Plan, and the total shares outstanding as of May 29, 2013 (all without giving effect to stockholder approval of this proposal).  The closing market price of the Company’s common stock as reported by NASDAQ on that date was $21.66.

Total shares underlying outstanding options	4,966,323
Weighted average exercise price of outstanding options	$18.31
Weighted average remaining contractual life of outstanding options	4.84 years
Total shares underlying outstanding unvested performance awards	905,892
Total shares underlying outstanding unvested restricted stock awards	0
Total shares underlying outstanding unvested RSUs	1,155,825
Total shares currently available for grant	1,721,616
Total shares currently available for grant as full-value awards	1,721,616
Total shares of common stock outstanding	73,953,487

In fiscal years 2011, 2012 and 2013, the Company granted equity awards (gross equity grants, which do not reflect the impact of cancellations) representing a total of approximately 985,652 shares, 2,202,122  shares and 1,563,380 shares, respectively.  These awards reflect a three-year average burn rate of 2.03%.  The burn rate is calculated by dividing the number of shares subject to equity awards granted under equity plans during the period by the weighted-average number of shares outstanding during the period.  Additionally, purchases under our share repurchase program, as described in our Annual Report on Form 10-K, have enabled us to mitigate the dilutive effect of past awards under the Plan, which effect is not reflected in the Company’s burn rate.

Notwithstanding circumstances not currently accounted for in our projections, such as significant market value fluctuations or acquisitions, and assuming stockholder approval of this proposal, the Board expects to continue to grant awards under the Plan consistent with the Company’s historic share utilization rates.

Termination of the Amended and Restated Key Associate Stock Option Plan

Prior to May 23, 2013, the Company had an Amended and Restated Key Associate Stock Option Plan which was first approved by stockholders on November 9, 1983 (the “1983 Plan”).  No awards have been granted under the 1983 Plan since 2007.  On May 23, 2013, the Board terminated the 1983 Plan, effective immediately.  The total number of shares previously authorized by the stockholders for grant under the 1983 Plan was 15.2 million, of which, at the time of termination, there still remained 1,567,009 shares available for future issuance.  Due to the termination of the 1983 Plan, no additional awards may be granted under it, although its termination will not adversely affect the terms of any awards which remain outstanding under the 1983 Plan.

As a result of the termination of the 1983 Plan, the aggregate number of shares available for future issuance under the Company’s equity compensation plans which have been approved by stockholders has been reduced by 1,567,009 shares.  Accordingly, if the stockholders approve this proposal to increase the number of shares available for grant under the Plan by 4,000,000 shares, the net increase of shares of the Company’s common stock available for issuance under stockholder-approved equity compensation plans will be 2,432,991 shares.

Amendment to Increase the Number of Shares Available under the Plan

If stockholders approve this proposal, a total of 24,325,000 shares would be authorized for issuance under the Plan, of which approximately 5,721,616 shares (1,721,616 shares available for grant under the Plan as of May 29, 2013 plus the additional 4,000,000 shares requested under this proposal) would be available for new awards as of August 6, 2013.  Based on a review of the Company’s historical practice, if this proposal is approved, the Board believes the shares available for grant under the Plan will be sufficient to cover awards for at least the next four to five years.

If the stockholders do not approve this proposal, the Plan will continue in full force and effect, except that the existing number of authorized shares will not be increased.   If stockholders do not approve this proposal, the Company expects to exhaust the existing reserve of shares authorized for issuance under the Plan in the next 12 to 18 months.  Without the additional shares, the Board believes its ability to attract and retain the most qualified employees may be greatly impaired.

Description of the Other Amendments

Stockholders are only being asked to approve the increase in the number of shares available for issuance under the Plan.  The Plan, however, includes other technical amendments that do not require stockholder approval which were effective upon the Compensation Committee’s approval on May 13, 2013, including amendments:

•	to reduce the maximum exercise period for non-qualified stock options issued under the plan from 12 years to 10 years;
•	to limit the duration of any SARs granted under the Plan to 10 years;
•	to specify a one-year minimum vesting period for any performance awards granted under the Plan;
•
to clarify that a change in control of the Company does not includes any preliminary transaction activities, such as receipt of a letter of interest, receipt of a letter of intent or an agreement in principle;

•	to permit dividend equivalent payments to holders of performance awards; and
•	to prohibit the Compensation Committee and Board from amending the terms of any outstanding award to reduce the exercise or strike price of an outstanding stock option or SAR granted under the Plan.

Reapproval of the Performance Goals

As noted above, we are submitting to stockholders for reapproval the list of performance goals set forth above in the description of the Plan.  See “Performance Goals.”  Section 162(m) of the Code generally places a $1 million annual limit on a company’s tax deduction for compensation paid to certain senior executives, other than compensation that qualifies as “performance-based compensation.”  To qualify as performance-based compensation under Section 162(m) of the Code, the compensation must (among other requirements) be granted under the Plan by a committee consisting solely of two or more “outside directors” (as defined under Section 162 regulations), satisfy the Plan’s limit on the total number of shares that may be awarded to any one participant during any calendar year, and be subject to attainment of performance goals that have been disclosed to stockholders and approved by a majority stockholder vote.

We are asking stockholders to approve the material terms of the performance goals under the Plan so that the awards under the Plan that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code may be tax deductible.   By approving this proposal, the stockholders also will be approving the Plan’s performance goals for purposes of Section 162(m) of the Code, and the list of performance goals will remain the list of stockholder-approved performance goals in accordance with the requirements of Section 162(m) of the Code.  If stockholders do not reapprove the performance goals under the Plan, then awards granted under the Plan will not qualify as exempt performance-based compensation under Section 162(m) of the Code.  If that happens, we may not be entitled to a tax deduction for some or all of the awards granted to our chief executive officer and our other most highly compensated executive officers.

New Plan Benefits

Future awards under the Plan are made at the discretion of the Compensation Committee and/or the Board.  Therefore, at this time, the benefits that may be received by any participant or group of participants under the Plan if our stockholders approve this proposal cannot be precisely determined.  Please refer to the “Executive Compensation - Grants of Plan-Based Awards for Fiscal Year 2013” table below on page 47, however, which provides information on the grants made to the named executive officers in fiscal 2013, and to the “Non-Employee Director Compensation” table below on page 65, which provides information on grants made to our non-employee directors in the last fiscal year.  In addition, the table below reflects equity-based awards granted to all executive officers as a group, all non-executive officer employees as a group and all directors as a group in fiscal 2013.

	Number of Shares Underlying Stock Options	Stock Option Exercise Price ($)	Number of Restricted Stock Units	Dollar Value ($)	Number of Performance Units	Dollar Value ($)
All current executive officers, as a group (seven persons)	439,429	13.31	164,561	$2,185,371	278,512	$3,659,415

All current non-executive officer employees, as a group	57,980	13.31	439,668	$6,863,728	106,051	$1,531,376
All directors as a group			77,179	$1,286,301

Board of Directors’ Recommendation

The Board of Directors recommends that the stockholders vote FOR the amendment and restatement of the Plan to increase the number of shares available for issuance under the Plan and to reapprove the performance goals under the Plan.  Approval of this proposal requires a majority of the votes cast at the 2013 Annual Meeting.

Equity Compensation Plan Information

The following table contains information about our common stock which may be issued upon the exercise of options under our existing equity compensation plans as of the end of fiscal 2013 (March 31, 2013) as set forth in the Company’s Annual Report on Form 10-K:
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by shareholders	7,972,1421	$21.05	4,194,0173
Equity compensation plans not approved by shareholders	221,1062	13.74	47,500
Total	8,193,248	$20.85	4,241,517

1	This figure represents stock options issued under stockholder-approved stock option plans, of which 16,859 options were assumed in connection with our acquisitions of Digital Impact, Inc. in 2006.
2
Issued pursuant to the Company’s 2011 Nonqualified Equity Compensation Plan described below, which does not require stockholder approval under the exception provided for in NASDAQ Marketplace Rule 5635(c)(4).

3
This figure includes 1,567,009 shares available for future issuance under the 1983 Plan.  On May 23, 2013, the Board terminated the 1983 Plan, effectively reducing the number of shares of common stock available for future issuance under the Company’s stockholder-approved equity compensation plans by 1,567,009 shares.

Equity Compensation Plan Not Approved By Security Holders

The Company adopted the 2011 Nonqualified Equity Compensation Plan of Acxiom Corporation (the “2011 Plan”) for the purpose of making equity grants to induce new key executives to join the Company.  The awards that may be made under the 2011 Plan include stock options, stock appreciation rights, restricted stock awards, RSU awards, performance awards, or other stock unit awards.  In order to receive such an award, a person must be newly employed with the Company with the award being provided as an inducement material to their employment, provided the award is first properly approved by the Board of Directors or an independent committee of the Board.  The Board of Directors and the Compensation Committee are the administrators of the 2011 Plan, and as such, determine all matters relating to awards granted under the 2011 Plan, including the eligible recipients, whether and to what extent awards are to be granted, the number of shares to be covered by each grant and the terms and conditions of the awards.  The 2011 Plan has not been approved by the Company’s shareholders.

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
(Proposal No. 3 of the Proxy Card)

In accordance with the Dodd-Frank Act and Rule 14a-21 under the Securities Exchange Act of 1934, the Company requests that our stockholders cast a non-binding, advisory vote to approve the compensation of the Company’s “Named Executive Officers” identified in the section titled “Compensation Discussion and Analysis” set forth below in this proxy statement.

In accordance with the Company’s compensation philosophy, our compensation programs are designed to attract, retain and motivate the management team to achieve the Company’s business goals on an annual and a long-term basis.  Key objectives of our compensation programs are to:

•	align leadership compensation with the business strategy, values and management initiatives;
•	align Company executives’ interests with stockholders’ interests;
•	motivate executives to achieve the highest level of performance;
•	provide a strong link between pay and performance; and
•	attract and retain the best executives through competitive, market-based plans.

Details concerning how we implement our compensation philosophy, and how we structure our compensation programs to meet the objectives listed above, are provided in the “Compensation Discussion and Analysis” section below.  In particular, we discuss how we design performance-based compensation programs and set compensation targets and other objectives to maintain a close correlation between executive pay and Company performance.

In light of the foregoing, we ask that stockholders vote “FOR” the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s proxy statement for the 2013 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures.”

At the 2011 Annual Meeting of Stockholders, stockholders were provided an advisory (non-binding) vote on the frequency at which stockholder advisory votes on executive compensation (like this Proposal No. 3) should be held.  Consistent with the recommendation of the Board of Directors, approximately 90% of votes cast at the 2011 Annual Meeting were cast in favor of holding stockholders advisory votes on executive compensation on an annual basis.  Accordingly, the Company has determined to hold such votes on an annual basis, and the next advisory vote to approve the Company’s compensation of its named executive officers will be held at the 2014 Annual Meeting of Stockholders.

While this vote is advisory and therefore not binding on the Company, the Compensation Committee or the Board of Directors, we value the opinions of our stockholders.  Accordingly, the Board of Directors will take the results of this vote under advisement and will consider our stockholders’ concerns when making future decisions regarding the Company’s executive compensation programs.

Board of Directors’ Recommendation

The Board of Directors unanimously recommends a vote FOR the resolution to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in this proxy statement.

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT
(Proposal No. 4 of the Proxy Card)

The Audit/Finance Committee has selected KPMG LLP (“KPMG”) to serve as independent auditor for fiscal year 2014, and the stockholders are being asked to ratify this action.  We anticipate that a representative of KPMG will be present at the 2013 Annual Meeting and will have the opportunity to make a statement at the meeting if he or she desires to do so and to respond to appropriate questions.

Fees Billed For Services Rendered by Independent Auditor

The following table presents fees for professional audit services rendered by KPMG for the audits of the Company’s annual financial statements for the fiscal years ended March 31, 2013 and March 31, 2012, and fees billed for other services rendered by KPMG.

	2013	2012

Audit Fees (including quarterly reviews)1	$ 1,729,000	$ 1,706,000

Audit-Related Fees2	706,000	602,000

Tax Fees3	363,000	148,000

All Other Fees4	431,000	425,000

Total	$ 3,229,000	$ 2,881,000

1
Audit fees relate to professional services rendered in connection with the audit of our annual financial statements, the audit of our internal control over financial reporting, quarterly reviews of financial statements included in our Forms 10-Q and 10-K, and audit services provided in connection with other statutory and regulatory filings.

2	Audit-related fees include professional services related to our SSAE16 audits and to the audit of our 401(k) retirement plan.

3
Tax fees include professional services rendered in connection with tax compliance and preparation relating to our tax audits, international tax compliance and tax consulting.  We do not engage KPMG to perform personal tax services for our executive officers.

4	Other fees include other permitted professional advisory services.

Audit/Finance Committee Pre-Approval Policy

The Audit/Finance Committee has adopted a policy for the pre-approval of engagements for audit, audit-related and non-audit services by the independent auditor.  The policy requires that the committee pre-approve all audit services and audit-related services to be performed by the independent auditor.  Such pre-approval may be made by the chairman of the Audit/Finance Committee so long as a report of the engagement is made to the full committee at its next quarterly meeting following the engagement.  In connection with any proposed engagement for non-audit services, the scope, nature and anticipated fees for such services must be agreed upon by management and the external auditor, who then must obtain the consent of the chairman of the Audit/Finance Committee to proceed with the proposed engagement. Upon the chairman’s consent, the independent auditor is authorized to enter into an engagement letter with the Company to conduct the non-audit services in accordance with the terms and conditions approved by the chairman.  All audit and non-audit services reflected in the table above were pre-approved by the Audit/Finance Committee in accordance with the policy, and none were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Board of Directors’ Recommendation

The Board of Directors recommends that the stockholders vote FOR the ratification of KPMG as the Company’s independent registered accountant for fiscal year 2014.  If the stockholders fail to ratify this appointment, the Audit/Finance committee will reconsider whether to retain KPMG or another firm without resubmitting the matter to our stockholders.  Even if the appointment is ratified, the Audit/Finance Committee may, in its discretion, direct the appointment of a different independent auditor at any time during the year if it determines that such change would be in the Company’s best interests and in the best interests of our stockholders.

STOCK OWNERSHIP

The following table sets forth information as of May 29, 2013, with respect to the beneficial ownership of our common stock by:

•	each of our directors, nominees and named executive officers individually;

•	all of our directors, nominees and executive officers as a group; and

•	each person who is known to us to beneficially own more than 5% of our common stock.

Unless otherwise indicated, the address of each person named in the table below is c/o Acxiom Corporation, 601 E. Third Street, Little Rock, AR 72201, and each beneficial owner named in the table has sole voting and sole investment power with respect to all shares beneficially owned.  The percentage listed in the column entitled “Percentage of Class” is calculated based on 73,953,487 shares of our common stock outstanding on May 29, 2013.  This number excludes 47,890,104 shares held in treasury.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which that person has no economic interest.

Beneficial Owner	Shares Beneficially Owned		Percentage of Class
John L. Battelle	0		*
Timothy R. Cadogan	2,920		*
William T. Dillard II.	99,999	1	*
Richard P. Fox	0		*
Jerry D. Gramaglia	50,380		*
Ann Die Hasselmo	52,005	1	*
William J. Henderson	39,545	1	*
Scott E. Howe	150,671	2	*
Warren C. Jenson	68,807	3	*
Jerry C. Jones	485,710	4	*
Clark M. Kokich	57,784		*
Philip L. Mui	36,761	5	*
Nada C. Stirratt	68,592	6	*
Kevin M. Twomey	30,203		*

All directors, nominees and executive officers as a group (16 people)	1,316,117	7	1.8%

BlackRock, Inc. 40 East 52nd Street New York, NY 10022	6,770,670	8	9.2%

The Guardian Life Insurance Company of America 7 Hanover Square Suite 1700 New York, NY 10004	6,247,312	9	8.4%

Waddell & Reed Financial, Inc. 6300 Lamar Avenue Overland Park, KS 66202	7,613,771	10	10.3%

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	4,433,780	11	6.0%

*	Denotes less than 1%.

1	Includes 5,400 shares subject to options which are currently exercisable, of which all are in the money.

2	Includes 127,281 shares subject to options which are currently exercisable or exercisable within 60 days, of which all are in the money.

3	Includes 61,352 shares subject to options which are currently exercisable or exercisable within 60 days, of which all are in the money.

4	Includes 432,382 shares subject to options which are currently exercisable or exercisable within 60 days, of which 233,885 are in the money.

5	Includes 33,601 shares subject to options which are currently exercisable or exercisable within 60 days, of which all are in the money.

6	Includes 62,439 shares subject to options which are currently exercisable or exercisable within 60 days, of which all are in the money.

7	Includes 851,353 shares subject to options which are currently exercisable or exercisable within 60 days, of which 652,856 are in the money

8
This information is based solely upon information contained in a Schedule 13G/A filed on January 31, 2013.  According to the Schedule 13G/A, BlackRock, Inc. has sole voting and dispositive power over all reported shares through its control of certain of its direct and indirect subsidiaries listed on Exhibit A attached to the Schedule 13G/A.

9
This information is based solely upon information contained in a Schedule 13G/A filed on February 15, 2013.  According to the Schedule 13G/A, The Guardian Life Insurance Company of America has shared voting over 6,153,582 of the reported shares and shared dispositive power over all reported shares through its control of certain of its direct and indirect subsidiaries that are additional reporting persons listed in the Schedule 13G/A.

10
This information is based solely upon information contained in a Schedule 13G/A filed on February 8, 2013.  According to the Schedule 13G/A, Waddell & Reed Financial, Inc. has sole voting and dispositive power over all reported shares through its control of certain of its direct and indirect subsidiaries that are additional reporting persons listed in the Schedule 13G/A.

11
This information is based solely upon information contained in a Schedule 13G/A filed on February 22, 2013.  According to the Schedule 13G/A, The Vanguard Group has sole voting power over 118,503 of the reported shares, no shared voting power with respect to any reported shares, sole dispositive power over 4,319,377 of the reported shares, and shared dispositive power over 114,403 of the reported shares.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

The purpose of this Compensation Discussion and Analysis is to provide information about the philosophy and principles regarding the compensation programs for our named executive officers (collectively the “Named Executive Officers” or “NEOs”). The following individuals constitute the Named Executive Officers for fiscal year 2013:

• Scott E. Howe, Chief Executive Officer & President
• Warren C. Jenson, Chief Financial Officer & Executive Vice President
• Nada C. Stirratt, Chief Revenue Officer & Executive Vice President
• Phil L. Mui, Ph.D., Chief Product and Engineering Officer & Executive Vice President
• Jerry C. Jones, Chief Ethics and Legal Officer & Executive Vice President

Compensation Philosophy and Objectives

Our general philosophy is that compensation should be designed to attract, retain and motivate the management team to achieve the business goals set by the Company on an annual and a long-term basis. In keeping with this philosophy, the key objectives of our compensation programs are to:

•	align leadership compensation with our business strategy, values and management initiatives;

•	align Company executives’ interests with stockholders’ interests;

•	motivate executives to achieve the highest level of performance;

•	provide a strong link between pay and performance; and

•	attract and retain the best executives through competitive, market-based plans.

We believe these objectives allow us to reward the overall performance and contribution of the executives while maintaining an appropriate correlation between executive pay and Company performance, including the execution of our business strategy. The following discussion shows how the Company uses compensation awards and a number of other incentives to achieve these objectives.

Executive Summary

Fiscal year 2013 was a year of transition during which we re-ignited product innovation with the announcement of several new product offerings, invested in our associates and continued to support our shareholders through our stock repurchase program. The significant changes to the executive leadership team that began in fiscal year 2012 were complemented in fiscal year 2013 with the hiring of Dr. Phil L. Mui as Chief Product and Engineering Officer & Executive Vice President, and the Company underwent a rebranding initiative around the theme of “Better Connections, Better Results.”  The market responded positively to these changes and the direction of the Company with a 39% total shareholder return (based on the increase in the stock price from $14.68 on March 30, 2012 to $20.40 on March 28, 2013). With a strong leadership team in place and key innovation initiatives well under way, we expect continued progress towards our Company goals in fiscal year 2014.

Results of Say-on-Pay Vote.  At the 2012 Annual Meeting of Stockholders, the Company conducted an advisory “say-on-pay” vote on the compensation of our Named Executive Officers. Over 95% of the votes cast on the say-on-pay proposal were in favor of our Named Executive Officer compensation as disclosed in the proxy statement, and as a result our Named Executive Officer compensation was approved. While this vote was advisory and therefore not binding, the Company values the opinions of our stockholders. The Compensation Committee reviewed the results of last year’s say-on-pay vote and determined that, given the strong level of support for our compensation programs and practices, no changes to our executive compensation policies and decisions were necessary in light of such vote. However, the outcome of such a vote was one of many factors considered by the Compensation Committee in the review of our executive compensation programs for fiscal year 2013. The Compensation Committee will continue to consider the outcome of our Company’s advisory say-on-pay votes when making future compensation decisions for our Named Executive Officers.

Pay for Performance.  For fiscal year 2013, the Company continued to utilize a number of performance oriented pay programs in the overall mix of compensation elements, specifically cash incentive compensation and performance-based equity awards.  In fiscal year 2013, the performance measures utilized under the Cash Incentive Plan for all participating NEOs were Revenue and Adjusted EPS (as defined below) which directly links executive compensation and performance. The Compensation Committee decided to use Adjusted EPS as a performance measure instead of operating income, which was used for the 2012 Cash Incentive Plan, in response to the Company’s overall increase in focus of the executive compensation program on earnings per share, which the Company believes will enhance its efforts to create value for shareholders and is more in line with peer group practice regarding use of net earnings-based performance metrics for performance pay programs. The Company’s actual results for fiscal year 2013 using the applicable performance measures resulted in above target payouts under our cash incentive compensation program, as detailed in the table below.

Performance Measure	Weighting (%)	Fiscal Year 2013 Results1	Comparison to Target

Revenue	50%	$1,099 million	3.6% below target
Adjusted EPS	50%	$.76	15% above target

1
Results are subject to adjustment in accordance with the Acxiom Corporation Executive Officer 2013 Cash Incentive Plan (“Cash Incentive Plan”) and certified by the Compensation Committee, as described below under “2013 Executive Compensation Components – Cash Incentives.”

“Revenue” means the Company’s revenue for the 2013 fiscal year as reflected in its financial statements.  “Adjusted EPS” is a “non-GAAP financial measure” that is defined by the Cash Incentive Plan as the Company’s diluted earnings per share attributable to the Company’s stockholders for the 2013 fiscal year as reflected in its financial statements, minus any expenses or losses related to the following: (i) litigation or claim judgments or settlements, (ii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iii) accruals for reorganizations or restructuring programs, (iv) Board-approved acquisitions of significant assets or businesses and (v) budgeted income of significant businesses discontinued or disposed of by the Company during the year, for such portions of the year following the disposition.  A calculation of Adjusted EPS for fiscal year 2013 and a reconciliation to the corresponding GAAP earnings per share measure is provided on page 38.

Based on the Company’s financial results, the NEOs were each eligible to receive up to 132% of their target cash incentive for fiscal year 2013, plus or minus an adjustment of up to 30% pursuant to the terms of the Cash Incentive Plan for individual performance. Additional information about the Cash Incentive Plan is provided below under “2013 Executive Compensation Components – Cash Incentives.”

Long-term incentive grants to the NEOs in fiscal year 2013 were heavily weighted (70% of estimated award value at the time of grant) towards Company performance awarding equity consisting of stock options with time-based vesting and performance units that are earned based on earnings per share and modified by as much as +/-20% based on total shareholder return of the Company compared to a peer group over a three-year performance period ending March 31, 2015. This approach represented a modification to the approach taken by the Compensation Committee for fiscal year 2012 performance units (for which the relative roles of earnings per share and total shareholder return were reversed) and further reflected the Company’s desire to increase the focus of the executive compensation program on earnings per share as discussed above. The level of achievement under these awards will not be determinable until the end of the performance period.

In fiscal year 2013, the Company granted inducement equity awards to Dr. Mui when he was initially hired.  These inducement awards were a mix of stock options and performance units with stock price hurdles as the performance measure. The inducement performance units uniformly reward achievement of increases in the Company stock price over an 18-month period, which results in significant shareholder value creation.

The following charts present the overall mix of target pay by compensation element for the CEO and all other NEOs as a group for fiscal year 2013 (but do not include a signing bonus and one-time grant of inducement equity awards to Dr. Mui):

Elements of Compensation

The compensation program for the NEOs consists of the following elements:

•	Base Salary, which provides a consistent fixed source of income for the NEOs.

•	Cash Incentives, which link pay to performance by rewarding NEOs for achieving annual goals that contribute to long-term business performance.

•
Long-Term Incentives, which reward NEOs for long-term increases in the Company’s earnings per share and stock value and encourage retention of the NEOs. For fiscal year 2013, long-term incentive awards for the NEOs consisted of a mix of 30% stock options, 30% restricted stock units and 40% performance units based on estimated award values at the time of grant.

•	Retirement Benefits, which promote financial security and reward long-term employment with the Company.

•
Broad-Based Employee Benefits, which encourage the overall health, stability and well-being of employees (including the NEOs), such as health benefits, life insurance, disability benefits and an employee stock purchase plan.

Because of the ability of executive officers to directly influence shareholder value, and consistent with the philosophy of linking pay to performance, one of our goals is to allocate a significant portion of compensation paid to the executive officers through performance-based incentive programs. We also strive to allocate total direct compensation in a manner that is competitive with the Comparison Group (as defined below) and properly aligned with shareholder interests. Each of the compensation elements is designed to provide the NEOs with a distinct remuneration opportunity and, when taken together, they provide the NEOs with a balanced yet competitive mix of short- and long-term compensation.

How Compensation Is Determined

Role of the Compensation Committee.  The Compensation Committee of the Board of Directors oversees the design, development and implementation of the Company’s executive compensation program. It annually reviews and approves the compensation of the executive officers of the Company (including the NEOs), other than the CEO. For the CEO, the Compensation Committee annually reviews and approves compensation intended to comply with Section 162(m) of the Internal Revenue Code, in consultation with the Board of Directors. For elements of the CEO’s compensation not intended to comply with Section 162(m), the Compensation Committee makes a recommendation to the Board of Directors for approval.

In carrying out its oversight of the Company’s executive compensation program, the Compensation Committee establishes (or, for non-Section 162(m) compensation for the CEO, recommends to the Board) the amounts of executive compensation and the mix of compensation between base salary, annual cash incentives and long-term incentives granted in the form of equity awards. The Compensation Committee also oversees the Company’s incentive and equity-based executive compensation plans and establishes performance targets for performance-based awards under such plans. The Compensation Committee periodically reviews the Company’s change in control, severance and retirement arrangements, deferred compensation programs, senior leadership benefits and perquisites to assure they are competitive and appropriate. The Compensation Committee also reviews and considers risks associated with the Company’s compensation philosophy and program as discussed below under “Compensation Risk Assessment.”

Role of Compensation Advisors.  For fiscal year 2013, the Compensation Committee once again engaged a consultant from Pay Governance, a compensation consulting firm, as an independent consultant to assist the Compensation Committee in considering the overall structure of the Company’s senior executive compensation programs. The compensation consultant provided the Compensation Committee with market data regarding the various elements of the Company’s executive compensation and made recommendations with respect to compensation mix and levels. In addition to the compensation consultant, the Compensation Committee engaged independent legal counsel to assist the committee with compensation program analysis and review in light of current market, economic, regulatory and Company conditions.   The Compensation Committee has conducted an independence assessment and has determined that no conflict of interest exists that would require disclosure pursuant to applicable SEC rules.

Process for Determining CEO Compensation.  The Board of Directors annually evaluates the CEO’s performance in light of the Company’s strategic plan, operating goals and objectives relating to executive compensation, including maintaining competitive pay, linking pay to performance, promoting the creation of shareholder value and encouraging retention. The Compensation Committee considers the results of this evaluation. In consultation with its compensation consultant, the Compensation Committee also considers general market conditions and specific industry trends. For each element of the CEO’s compensation, the Compensation Committee reviews the CEO’s employment agreement (when applicable), as well as a tally sheet which provides the Compensation Committee with information necessary to evaluate his total compensation package, rather than viewing isolated incremental changes, and assists the Board in validating its strategy as it relates to the CEO’s total compensation. The Compensation Committee’s review of such information may lead to changes in certain elements of the CEO’s compensation if the Compensation Committee determines such changes are appropriate in light of Company results or tax deductibility considerations. Any recommendations regarding the CEO’s compensation are submitted by the Compensation Committee to the full Board of Directors for final approval, other than elements of compensation intended to comply with Section 162(m) of the Internal Revenue Code which are determined exclusively by the Compensation Committee.  The CEO does not participate in discussions or decisions regarding his own compensation.

Process for Determining Compensation for NEOs Other Than the CEO.  The CEO annually evaluates the performance of each of the Company’s other NEOs and based upon this evaluation, together with information supplied by the compensation consultant, makes a recommendation to the Compensation Committee with respect to the compensation of each NEO. The Compensation Committee considers the CEO’s recommendation in light of the Company’s strategic plan, operating goals and compensation philosophy. In consultation with its compensation consultant, the Compensation Committee also considers general market conditions and specific industry trends. The Compensation Committee also reviews tally sheets with respect to the NEOs, which may lead to changes in certain elements of the NEOs’ compensation if the Compensation Committee determines such changes are appropriate in light of Company results or tax deductibility considerations.

Compensation Benchmarking.  In addition to the various considerations the Compensation Committee takes into account when establishing NEO compensation (as discussed in more detail below for each element of NEO compensation), we have historically measured our compensation programs and practices each year against (i) a group of companies from a variety of high-tech industries (the “High-Tech Group”) and (ii) a group of companies in the information services industry (the “Peer Group” and, collectively with the High-Tech Group, the “Comparison Group”), with each group consisting mostly of companies with similar revenues as Acxiom. Generally, the Peer Group is used as the primary data source for the NEO's.  The Peer Group consists primarily of information services companies against which the Company competes for the specialized talents and experience possessed by the NEOs and is reviewed each year to determine if the Peer Group companies provide an appropriate comparison. In addition, since many of the talents possessed by the NEOs may transcend a variety of industries, the companies in the High-Tech Group represent an important cross section of high-tech industries beyond just the information services industry. The data for the High-Tech Group comes from the Radford Executive Survey published by Aon Consulting, an industry-recognized survey source for compensation data from high-tech organizations.

For the Peer Group used in fiscal year 2013, the compensation consultant recommended to the Compensation Committee that the Peer Group be updated to better align the Peer Group with Acxiom’s strategy for transitioning to a digital and online media and advertising technology firm.  With this updated strategy, there were five companies removed from the Peer Group and six companies added.  The Peer Group companies were chosen to ensure that the Peer Group is most reflective of Acxiom’s business type and competitive market for talent.  The Peer Group companies for fiscal year 2013 were comparable to Acxiom with respect to some or all of the following:

•	Industry, scope of business operations, and organizational complexity:
o	Within the information management, marketing services/research or risk-related services industries
o	Provide technology-enabled and/or consulting-related services, beyond pure data/information management
o	Digital, online media and advertising technology firms
•	Organizational size:
o	Revenues between $500 million and $2.5 billion
o	Market capitalization between $500 million and $3.5 billion
•	Financial structure:
o	Comparable market capitalization / revenue ratios
o	Reasonable total shareholder return and operating margin performance

Many of the companies included in the group are consistent with those we have reviewed in the past. The final list of Peer Group companies selected for fiscal year 2013 was as follows:

Akamai Technologies	Fair Isaac Corporation	Sapient Corporation
Alliance Data Systems Corporation	Global Payment Systems, Inc.	The Dun & Bradstreet Corporation
AOL, Inc.	Harte-Hanks, Inc.	Total System Services, Inc.
comScore, Inc.	Heartland Payment Systems, Inc.	Valassis Communications
CoreLogic	IHS, Inc.	ValueClick, Inc.
Equifax Inc.	Informatica Corporation	United Online, Inc.

Companies that had been included in fiscal year 2012 but were not included in fiscal year 2013 were:  Convergys Corporation, DST Systems Inc., Gartner, Inc., GSI Commerce, Inc., and Moody’s Corp.  The companies that were added in fiscal year 2013 were:  Akamai Technologies, AOL, Inc., comScore, Inc., CoreLogic, Valassis Communications and United Online, Inc.

All components of Acxiom’s executive compensation package, as well as the aggregate total direct compensation (the sum of base salary, cash incentives and long-term incentives) for the NEOs, are reviewed against the 50th percentile for similarly situated employees of companies in the Comparison Group. Variation above or below the 50th percentile results when, in the judgment of the Compensation Committee, the value of an executive’s experience, performance, scope and/or specific skills, together with his or her ability to impact business results, or other business conditions justify the variation. Variation can also result based on the terms of individually negotiated employment arrangements and year-to-year fluctuations in the Comparison Group data. Actual variance from the 50th percentile for the individual elements of each Named Executive Officer’s compensation (base salary, cash incentives and long-term incentives) as well as total direct compensation is set forth in the tables included with the discussion of 2013 Executive Compensation Components below.

Compensation Risk Assessment.  The Company and the Compensation Committee consider many factors in making compensation decisions for our executives.  One factor is the risks associated with our compensation programs.  During the first quarter of fiscal 2013, the Compensation Committee conducted its annual risk assessment of our compensation policies and practices covering all employees.  After a thorough review and assessment of potential risks, the committee concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company for the following reasons, among others:

•	We believe our compensation programs appropriately balance short-term and long-term incentives;

•	Our long-term incentive grants for senior management are allocated between stock options, restricted stock units and performance units, which provides a balance of incentives;

•	Our cash incentive plan contains caps on maximum payouts and the Compensation Committee generally retains authority to reduce incentive plan payouts in its discretion;

•
Our performance-based plans are not overly reliant on one performance metric and they include the use of multiple multi-year performance measures to mitigate the risk of employees focusing exclusively on short-term growth at the expense of sustained profitability and increase in shareholder value; and

•
Our stock ownership guidelines require our executives to hold significant amounts of Company equity, which commits an appropriate portion of their compensation to the long-term performance of the Company.

Clawback Policies.  Although we do not presently have any formal policies or practices that provide for the recovery of prior incentive compensation awards that were based on financial information later restated as a result of the Company’s material non-compliance with financial reporting requirements, in such event we reserve the right to seek all recoveries currently available under the law. In addition, the Compensation Committee intends to adopt and implement a formal “clawback” policy that is applicable to the Company’s executive officers as soon as reasonably practicable following the SEC’s adoption of rules implementing the new clawback requirements set forth in the Dodd-Frank Act.

2013 Executive Compensation Components

Set forth below is a discussion of the principal components of fiscal year 2013 compensation for the NEOs.

Base Salary.  Base salaries for the NEOs are initially established in connection with their hire and are subject to annual adjustment. The Compensation Committee sets base salaries based on the executives’ responsibilities, length of service with the Company, demonstrated personal performance, Company performance, internal pay equity, tax considerations, and the Comparison Group data previously discussed. Base salary is intended to provide a consistent fixed, baseline level of compensation that, unlike the other elements of compensation, is not contingent upon Acxiom’s performance. Acxiom believes that providing a competitive base salary is essential to attracting and retaining qualified and valued executives. Base salaries for the NEOs are reviewed against the 50th percentile for similarly situated employees in the Comparison Group; however, actual salaries may vary for each NEO based on demonstrated experience, performance, length of service and responsibility level.

       More generally, each executive officer’s performance for the prior year is reviewed annually by the CEO or, with respect to the performance of the CEO, by the Board. As an executive’s responsibility and ability to affect the financial results of the Company increase, base salary becomes a smaller component of total compensation and long-term, equity-based compensation becomes a larger component, further aligning his or her interests with those of the shareholders. The base salaries of the CEO and the executive officers are reviewed in May of each year and are subject to adjustment, although they are not automatically increased if the Compensation Committee believes other elements of compensation are more appropriate or if an increase is not necessary or appropriate under the circumstances at the time of review.

The following table sets forth the base salaries for the NEOs for fiscal year 2013 and the percentage variance of such base salaries from the 50th percentile of the Comparison Group:

NEO	Annual Base Salary	Comparison Group 50th Percentile	Variance
Scott E. Howe	$650,000	$800,000	-18.8%
Warren C. Jenson	$450,000	$410,000	9.8%
Nada C. Stirratt	$500,000	$450,000	11.1%
Phil L. Mui1	$425,000	$415,000	2.4%
Jerry C. Jones	$380,000	$325,000	16.9%

1 Dr. Mui’s base salary was prorated for fiscal year 2013 for the portion of the fiscal year he was employed as an executive of the Company. As prorated, the actual salary paid was $371,868.

In July 2012, Mr. Howe received an 8.33% increase in base pay, which maintained his salary within a competitive range of the Comparison Group median salary.  In combination with his performance based annual and long term compensation opportunities, this salary, although itself below median, results in a total direct compensation opportunity that is very close to the Comparison Group median and maintains a greater portion of his pay tied to performance.  The base salaries for the other NEOs remained the same.

Base salaries for Mr. Jenson, Dr. Mui and Ms. Stirratt were initially established in connection with their respective hires, taking into account the value of their experience and skills, expected ability to impact business results, relative experience in their respective roles and negotiated terms of their employment relationship.  Base salary for Mr. Jones represents the value of his long-term experience and skills and expected ability to impact business results.

 Cash Incentives.  Payment opportunities under the Cash Incentive Plan are established by the Compensation Committee and are designed both to retain as well as to further align pay for performance by primarily rewarding executive officers for positive Company performance based on the attainment of predefined performance measures.  All officers who have been designated as executive officers during the fiscal year are eligible to participate in the Cash Incentive Plan which provides them with an opportunity to receive annual cash incentive payments.

Payment opportunities for awards under the Cash Incentive Plan are expressed as a percentage of base salary and are generally measured against the 50th percentile for cash incentive opportunities available for similarly situated employees of companies in the Comparison Group. Actual opportunity may vary based on the executives’ responsibilities, length of service with the Company, demonstrated personal performance, Company performance, internal pay equity and tax considerations.  The Cash Incentive Plan also provides the Compensation Committee with the ability to adjust payouts up or down by up to 30% based on individual performance as recommended by the CEO and approved by the Compensation Committee in its sole discretion.

The following table sets forth the target cash incentives for the NEOs for fiscal year 2013 under the Cash Incentive Plan and the percentage variance of such target amounts from the 50th percentile of the Comparison Group:

NEO	Target Cash Incentive		Comparison Group 50th Percentile	Variance
	% of Base Salary	Amount
Scott E. Howe	100%	$650,000	$920,000	-29.3%
Warren C. Jenson	85%	$382,500	$307,500	24.4%
Nada C. Stirratt	100%	$500,000	$382,500	30.7%
Phil L. Mui1	65%	$276,250	$311,250	-11.2%
Jerry C. Jones	65%	$247,000	$227,500	8.6%

1	This opportunity was prorated for fiscal year 2013 for the portion of the fiscal year Dr. Mui was employed as an executive by the Company. As prorated, the actual opportunity was $230,208.

The variance for Mr. Howe’s target cash incentive opportunity reflects a lower base salary compared to the Comparison Group.  Mr. Jenson’s and Ms. Stirratt’s target cash incentive amounts reflect the Compensation Committee’s desire to provide a greater percentage of their total compensation in the form of performance-based cash incentives, for which their target awards exceed the 50th percentile.  This was done to align their interests with shareholders and to strengthen the link between pay and performance, as Mr. Jenson’s and Ms. Stirratt’s roles are viewed as particularly critical to the Company’s annual operating financial performance.

In fiscal year 2013, the performance measures utilized under the Cash Incentive Plan for all participating NEOs were Revenue and Adjusted EPS.  The performance measures were weighted 50% for Revenue and 50% for Adjusted EPS.  The Compensation Committee selected these performance measures because it believes that achieving the target Revenue and Adjusted EPS amounts would align the Company executives’ interests with shareholders’ interest.  As provided in the Cash Incentive Plan, in addition to any adjustments enumerated in the definition of the applicable performance measure, performance measures are subject to additional discretionary adjustment by the Compensation Committee in recognition of unusual or nonrecurring events affecting any participant, the Company, or any subsidiary or affiliate, or the financial statements of the Company or of any subsidiary or affiliate; in the event of changes in applicable laws, regulations or accounting principles; or in the event the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.  Notwithstanding the foregoing, the Committee is not permitted to make any discretionary adjustments to the Plan that would prevent any Awards made to Covered Officers from qualifying as “performance-based compensation” pursuant to Section 162(m) of the Code.  For 2013 Cash Incentive Plan payments, no such discretionary adjustments were made by the Committee.

For fiscal year 2013 the Compensation Committee set a threshold, target and maximum attainment amount for each performance measure as follows:

Fiscal Year 2013 Cash Incentive Plan Attainment and Payment Levels
	Threshold	Target	Maximum
Revenue	$1,083,000,000	$1,140,000,000	$1,197,000,000
Adjusted EPS	$.59	$.66	$.76
Payment	Up to 50%	Up to 100%	Up to 200%

Generally, Cash Incentive Plan payments are paid out of a bonus pool that is funded once the Company meets the threshold amount for the Adjusted EPS performance measure.  If the Company fails to achieve the threshold amounts for Adjusted EPS, the bonus pool is not funded and no bonus payments are made, notwithstanding achievements in Revenue.

The actual results for fiscal year 2013 were $1,099 million in Revenue and Adjusted EPS of $.76.  Adjusted EPS was calculated as defined by the Cash Incentive Plan.  For reference, Adjusted EPS is reconciled to the corresponding GAAP earnings per share measure as follows:

Reconciliation of GAAP to Non-GAAP EPS for Fiscal Year 2013
(Dollars in thousands, except earnings per share)

Earnings from continuing operations before income taxes	$90,177
Income taxes	33,058
Net earnings	57,119
Less: Net loss attributable to noncontrolling interest	(488)
Net earnings attributable to the Company	$57,607
Earnings per share attributable to Company stockholders:
Basic	$0.77
Diluted	$0.75
Unusual items – gains, losses and other	$2,010
Earnings from continuing operations before income taxes and excluding unusual items	$92,187
Income taxes	34,163
Non-GAAP net earnings	58,024
Less: Net loss attributable to noncontrolling interest	(488)
Non-GAAP Net earnings attributable to the Company	$58,512
Non-GAAP earnings per share attributable to Company stockholders:
Basic	$0.78
Diluted	$0.76
Diluted weighted average shares	76,497

Because the threshold Adjusted EPS amount of $.59 was exceeded and the Company attained 96.4% of the Revenue target, and 115% of the Adjusted EPS target, the NEOs were eligible to receive 132% of their target cash incentives under the Cash Incentive Plan for fiscal year 2013.  Pursuant to the Cash Incentive Plan, the actual payments to three NEOs were adjusted based on individual performance.  Mr. Jenson’s payment was increased by 3% in recognition of his performance.  Dr. Mui’s payment was prorated for partial year participation and increased by 3% to reflect the strong product innovation launched under his leadership.

In addition to participating in the Cash Incentive Plan, Ms. Stirratt was also eligible to participate in a commission plan that provided for a $100,000 payment for each 1% of over-attainment of the Company’s fiscal year 2013 budgeted Marketing and Data Services revenue of $802.2 million.  This approach was designed to provide an additional incentive to Ms. Stirratt to increase revenue in businesses that are a near-term strategic focus for the Company and a key part of the strategy to create superior shareholder returns.  The Marketing and Data Services target revenue was not achieved, so no additional payment was made to Ms. Stirratt under the commission plan.

Long-Term Incentives.  We believe long-term equity-based compensation is an effective tool for motivating the creation of value for shareholders because the value of such compensation has a direct correlation to the long-term appreciation of the Company’s stock price.  Long-term incentives can also serve to discourage inappropriate short-term risk taking behaviors.  For fiscal year 2013, long-term incentive awards for the NEOs consisted of a grant to each executive in the form of 30% non-qualified stock options, 30% restricted stock units (“RSUs”) and 40% performance units. The stock options and RSUs vest annually in equal increments over a period of four years beginning on the first anniversary of the grant date. The performance units, the amount of which is adjusted from the initial grant based upon the attainment of targets after a three year performance period, vest immediately upon completion of the performance period as specified below.  Each performance unit entitles the holder to a number of shares ranging from zero to 200% of the award, based on diluted earnings per share for fiscal year 2015 (subject to adjustment by the Compensation Committee for certain items, such as discontinued operations and restructuring programs, as provided in the actual award notice) as set forth in the following table:

FY15 EPS	% Performance Units Earned*
Below $.80	0%
$0.80	50%
$1.00	100%
$1.45	200%
*PSUs earned is linear between stated targets above.

The number of performance units earned is subject to further adjustment (increase or decrease) depending on the total shareholder return of the Company’s common stock compared to the total shareholder return of the stock of a group of peer companies established by the Compensation Committee for the period from April 1, 2012 to March 31, 2015 as set forth below:

TSR Percentile	TSR Modifier*
below 25th	0.8
50th	1.0
75th and above	1.2
*The modifier between target levels will be calculated using straight line interpolation.

Total shareholder return for the Company and for each company in the Peer Group is calculated by dividing the difference between the starting and ending share price for the performance period (taking into account any dividends) by the starting share price.

The mix of long-term incentives among stock options, RSUs and performance units reflected the Company’s desire to provide grants which align the NEOs’ compensation with shareholder interests, reward Company performance (in both the short- and long-term) and encourage retention. The four-year incremental vesting period of the stock options and RSUs is intended to encourage retention while rewarding increases in the price of the Company’s stock, in an effort to provide incentives consistent with shareholder interests. The three-year performance period for the performance units was intended to encourage retention along with long-term earnings per share growth and stock price appreciation equal to or greater than the Peer Group.

The total target amount of long-term incentives granted to the NEOs (based on the grant date fair value as reported in the Summary Compensation Table) is reviewed against the 50th percentile for long-term incentives granted to similarly situated employees in the Comparison Group.  Actual long-term incentives may vary for each NEO based on his or her responsibilities, length of service with the Company, demonstrated personal performance, Company performance, internal pay equity and tax considerations.  Other circumstances which can also impact the amount of long-term incentives which may be awarded to the NEOs include extraordinary grants made for retention purposes, lower grants due to internal equity issues or a depletion of available grants due to the issuance of larger grants for recruiting purposes during the year. The following table sets forth the grant date fair value of long-term incentives awarded to NEOs in fiscal year 2013 and the percentage variance of such target amounts from the 50th percentile of the Comparison Group:

NEO	Long-Term Incentive	Comparison Group 50th Percentile	Variance
Scott E. Howe	$3,292,343	$3,385,000	-2.7%
Warren C. Jenson	$1,252,053	$930,000	34.6%
Nada C. Stirratt	$997,684	$1,215,000	-17.9%
Phil L. Mui1	$798,146	$725,000	10.1%
Jerry C. Jones	$319,249	$640,000	-50.1%
1	The inducement grant Dr. Mui received when he joined the Company is not reflected in this table but is detailed below.

Mr. Howe’s long-term incentive grant was intended to be aligned with the median of the Comparison Group.  Mr. Jenson’s long-term incentive grant exceeded the 50th percentile in light of his extensive experience as CFO at large companies as well as the intent for the majority of his annual pay to be performance based. Consistent with the Compensation Committee’s goal of providing Ms. Stirratt a greater percentage of her total compensation in the form of short-term cash incentives given her role relative to the Company’s annual operating financial performance, Ms. Stirratt's long-term incentive grant is below the 50th percentile.  However, when combined with her other compensation elements, it maintains a competitive total direct compensation.  Dr. Mui’s long-term incentive grant was a factor in his recruitment to the Company and exceeds the 50th percentile in part due to market conditions relative to his recruitment.  Mr. Jones’ long-term incentive was established lower than the 50th percentile to provide internal equity relative to other Acxiom senior executives who are not NEOs.

Total Compensation. The following table sets forth the target total direct compensation for the NEOs for fiscal year 2013 and the percentage variance of such target amounts from the 50th percentile of the Comparison Group:

Target Total Direct Compensation
NEO	Target Total Direct Compensation	Comparison Group 50th Percentile	Variance
Scott E. Howe	$4,592,343	$4,685,000	-2.0%
Warren C. Jenson	$2,084,553	$1,775,000	17.4%
Nada C. Stirratt	$1,997,685	$1,840,000	8.6%
Phil L. Mui	$1,499,397	$1,415,000	6.0%
Jerry C. Jones	$946,249	$1,235,000	-23.4%

Mr. Howe's total direct compensation was intended to be aligned with the 50th percentile of the Comparison Group and was within 5% of the median.  Mr. Jenson’s and Ms. Stirratt’s total direct compensation variances reflect their extensive experience as well as the Compensation Committee’s desire to provide a strong link between pay and performance through a larger Cash Incentive Plan opportunity.  Dr. Mui’s compensation was negotiated to attract him to join the Company and reflects market considerations.  The variation for Mr. Jones was due largely to the lower long-term incentive grants established consistent with internal equity concerns.

Inducement Compensation.  As noted above, in fiscal year 2013, the Company also granted equity awards to Dr. Mui as an inducement to join the Company.  These grants were the result of negotiations with Dr. Mui in connection with his hire and are intended to motivate significant shareholder value creation. The grant date value of these awards is as follows:

	Inducement Performance Units	Stock Options
Phil L. Mui	$375,585	$465,432

Provided Dr. Mui remains employed with the Company, any earned inducement performance units will cliff vest on July 26, 2014 if the average opening and closing prices of the Company’s common stock over any consecutive 20 trading days between January 26, 2013 and July 26, 2014 exceeds the following hurdles:  33% at $16.40; 66% at $20.00; and 100% at $25.00. The exercise price of the stock options are the fair market value of the Company’s common stock on the date of grant, and the stock options vest 25% on the first anniversary of the grant date and 25% on each anniversary thereafter until fully vested.

In addition, Dr. Mui received a $100,000 cash signing bonus of which he was required to repay a pro rata portion if he voluntarily resigned from the Company within one year of his start date.

Retirement Benefits.  All executive officers are eligible to participate in the same tax-qualified retirement and welfare plans as the Company’s other full-time employees. They are also eligible to receive supplemental retirement and welfare benefits through the Company’s non-qualified deferred compensation arrangements like other qualifying Company employees. The Company believes these benefits are a basic component for attracting, motivating and retaining executives, and are comparable to those retirement benefits being provided by companies in the Comparison Group.  Acxiom’s retirement and welfare benefits include the following:

•
Qualified Retirement Plan. The Company maintains the Acxiom Corporation Retirement Savings Plan (the “401(k) Plan”) which is a 401(k) qualified savings plan that is generally available to all employees, including the executive officers, upon satisfying the plan’s eligibility requirements. The 401(k) Plan provides for the deferral of compensation with a matching component of 50% for each dollar contributed to the plan, up to 6% of the participant’s compensation. The matching contribution is paid in shares of Acxiom common stock. Vesting of Company contributions under the 401(k) Plan is 20% after two years of a participant’s employment and 20% each year thereafter until fully vested.

•
Supplemental Executive Retirement Plan. Qualifying Acxiom associates, including the executive officers, are eligible to participate in the Company’s non-qualified supplemental executive retirement plan (“SERP”) by contributing pre-tax income into the plan through payroll deductions. Participants may contribute up to 90% of their pretax income to the SERP. The SERP is a non-qualified restoration plan in that it restores benefits lost due to certain IRS limitations on highly compensated employees’ participation in the Company’s qualified 401(k) Plan. All of the Company’s employees who qualify as “highly compensated employees” under relevant tax laws are eligible to participate in the SERP. Vesting of Company contributions under the SERP is 20% after two years of a participant’s employment and 20% each year thereafter until fully vested. Acxiom matches contributions at a rate of 50% for each dollar contributed by the participant to the SERP (up to 6% of the participant’s compensation) but only to the extent that the maximum matching contribution has not already been made under the 401(k) Plan. The matching contribution is paid in cash for earnings up to the maximum amount allowed by IRS regulation ($250,000 for 2012 and $255,000 for 2013). For earnings greater than the maximum amount, the matching contribution is paid in shares of Acxiom common stock.

Other Employee Benefits.  Acxiom maintains several broad-based employee benefit plans in which the Company’s executives are permitted to participate on the same terms as other employees who meet applicable eligibility criteria, subject to legal limitations on the amounts that may be contributed or the benefits that may be payable under the plans. These include health benefits, life insurance, disability benefits and an employee stock purchase plan. We believe these benefits encourage the overall health, stability and well-being of the executive officers and are comparable to those plans being provided by the companies in the Comparison Group.

Perquisites.  Acxiom also provides perquisites which vary for each NEO. Examples include mobile phone allowances and relocation packages. These perquisites are minimal in both scope and value and are designed to provide the NEOs with the minimum basic perquisites being offered by companies in the Comparison Group.

Executive Officers’ Stock Ownership Guidelines

In 2008, the Compensation Committee adopted stock ownership guidelines for the Company’s executive officers to ensure that they have a meaningful stake in the Company.  The guidelines are designed to balance an officer’s need for portfolio diversification while ensuring that his or her interests are closely aligned with the shareholders’ interests.  The stock ownership guidelines currently in effect are set forth below:

To further align the interests of the Company’s executive officers who are required to file reports pursuant to Section 16 of the Securities Exchange Act (“Executive Officers”) with the interests of the Company’s shareholders, the Chief Executive Officer is expected to acquire and retain shares of the Company's common stock having a value equal to at least three times his or her base salary, and each other Executive Officer is expected to own shares of the Company's common stock having a value equal to at least one times the Executive Officer's base salary. The CEO and each other Executive Officer shall have five years from the date of their respective appointments to attain these ownership levels. The Compensation Committee in its discretion may extend the period of time for attainment of these ownership levels in appropriate circumstances. For purposes of these guidelines, an Executive Officer's stock ownership shall include the following:

•	Shares purchased on the open market;

•	Shares owned jointly with, or separately, by the Executive Officer’s immediate family members (spouse and/or dependent children);

•	Shares held in trust for the Executive Officer or immediate family member;

•	Shares held through any Company-sponsored plan such as an employee stock purchase plan, a qualified retirement plan and/or a supplemental executive retirement plan;

•	Shares obtained through the exercise of stock options; and

•	50% of RSUs (after deduction of applicable federal and state taxes).

The value of a share shall be measured as the greater of the then current market price or the closing price of a share of the Company's common stock on the acquisition date.

In the event of an increase in an Executive Officer’s base salary, he or she will have one year from the time of the increase to acquire any additional shares needed to meet these guidelines.

Until the specified ownership levels are met, an Executive Officer will be expected to retain 50% of the shares acquired upon option exercises (after payment of the exercise cost and taxes), and 50% of the shares issued upon the vesting of RSU grants or performance units (after payment of taxes).  Failure to meet or, in unique circumstances, to show sustained progress toward meeting the above ownership guidelines may result in a reduction in future long-term incentive equity grants, and/or payment of future annual and/or long-term cash incentive payouts in the form of stock.

Messrs. Howe and Jenson, Dr. Mui and Ms. Stirratt are not yet required to meet the executive officers’ stock ownership guidelines due to the length of their employment.  Mr. Jones has exceeded the requirements of the guidelines.

Employment Arrangements

In fiscal year 2013, we had in place employment agreements with two of the NEOs. A description of each of these arrangements follows:

Scott E. Howe

On July 26, 2011, Mr. Howe joined the Company as its CEO and President pursuant to an employment agreement (the “Howe Agreement”).  The Howe Agreement has an initial term ending July 25, 2014, and automatically renews thereafter for successive one-year terms unless the Company or Mr. Howe elects not to extend the term upon 180 days’ notice. Under the terms of the Howe Agreement, Mr. Howe was entitled to a base salary of $600,000, which amount is subject to review annually and may be increased (but not decreased) by the Board of Directors or the Compensation Committee.  As

noted above, Mr. Howe’s base salary was increased to $650,000 in fiscal year 2013.  Mr. Howe is also entitled to an annual target cash incentive opportunity in an amount equal to 100% of his base salary with a maximum opportunity equal to 200% of his base salary, conditioned upon the achievement of pre-determined performance targets of the Company as determined by the independent members of the Board of Directors or the Compensation Committee.  The Howe Agreement also contains a one year noncompetition and nonsolicitation of customers restriction. As part of the Howe Agreement, Mr. Howe is entitled to certain benefits upon death, disability, termination without cause or for good reason, non-renewal by the Company or termination following a change in control of the Company. For information regarding these terms, see “Potential Payments upon Termination or Change in Control” beginning on page 52 below.

As part of a negotiated relocation package with Mr. Howe, the Howe Agreement also required the Company to (a) pay for, or reimburse Mr. Howe for, all reasonable travel expenses (using commercial transportation) incurred by Mr. Howe pursuant to his employment duties in connection with travel to and from his residence in the State of Washington and (b) pay Mr. Howe a gross monthly temporary living allowance of $5,000 per month, in each case for a limited period of time.  During fiscal year 2013, payments to Mr. Howe under this arrangement totaled $32,590.  In addition, during fiscal year 2013, Mr. Howe was reimbursed $9,767 for taxes attributable to certain of these travel expenses consistent with the Company’s standard relocation practice for all employees.  In fiscal year 2013, the Compensation Committee decided to temporarily extend reimbursement of these relocation-related travel expenses for Mr. Howe; however, tax reimbursements on such amounts were discontinued.

Warren C. Jenson

On January 11, 2012, Mr. Jenson joined the Company as its CFO and Executive Vice President pursuant to an employment agreement (the “Jenson Agreement”).  The Jenson Agreement has an initial term ending January 10, 2015, and thereafter automatically renews for successive one-year terms unless the Company or Mr. Jenson elects not to extend the term upon 180 days’ notice. Under the terms of the Jenson Agreement, Mr. Jenson is entitled to a base salary of $450,000, which amount is subject to review annually and may be increased (but not decreased) by the Board of Directors or the Compensation Committee.  Mr. Jenson is also entitled to an annual target cash incentive opportunity in an amount equal to 85% of his base salary with a maximum opportunity equal to 170% of his base salary, conditioned upon the achievement of pre-determined performance targets of the Company as determined by the independent members of the Board of Directors or the Compensation Committee.  The Jenson Agreement also contains a one year noncompetition and nonsolicitation of customers restriction. Finally, as part of the Jenson Agreement, Mr. Jenson is entitled to certain benefits upon death, disability, termination without cause or resignation for good reason, non-renewal by the Company or termination following a change in control of the Company. For information regarding these terms, see “Potential Payments upon Termination or Change in Control” beginning on page 52 below.

Change in Control Agreements

Only Messrs. Howe and Jenson have change in control protections in their employment agreements.  Change in control protections covering Mr. Jones, Dr. Mui and Ms. Stirratt are provided in the 2010 Executive Officer Severance Policy.  The protections for these NEOs are described in the “Potential Payments upon Termination or Change in Control” section beginning on page 52 below.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code generally prevents public corporations from deducting as a business expense that portion of compensation paid to “covered employees” that exceeds $1,000,000 unless it qualifies for an exception, such as “performance-based compensation,” under Section 162(m). The term “covered employees” refers to the CEO and the next three highest compensated officers (other than the CFO) employed on the last day of the fiscal year and whose compensation is required to be reported in the Summary Compensation Table of the proxy statement. The goal of the Compensation Committee is to comply with the requirements of Section 162(m), to the extent possible, to avoid losing this deduction. However, the Compensation Committee may elect to provide compensation outside those requirements when necessary to achieve its compensation objectives. For this and other reasons, the Compensation Committee will not necessarily limit executive compensation to the amount deductible under Section 162(m).

Beginning on April 1, 2006, the Company began accounting for equity-based awards included in its long-term incentive program in accordance with the requirements of FASB Accounting Standards Codification 718 (“ASC 718”). The accounting treatment under ASC 718 for an award is taken into consideration in the granting of long-term incentive awards.

COMPENSATION COMMITTEE REPORT

In connection with its function to oversee Acxiom’s executive compensation program, the Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of this proxy statement with management.  Based on its review and discussions, the Compensation Committee has approved the filing with the SEC of the Compensation Discussion and Analysis in Acxiom’s Annual Report on Form 10-K for the year ended March 31, 2013 (incorporated therein by reference to this proxy statement on Schedule 14A).

Compensation Committee

William J. Henderson
William T. Dillard II
Richard P. Fox
Kevin M. Twomey

COMPENSATION COMMITTEE INTERLOCKS
 AND INSIDER PARTICIPATION

At the end of fiscal year 2013, the Compensation Committee consisted of Mr. Henderson (Chair), Mr. Dillard, Mr. Fox and Mr. Twomey.  Former director Michael J. Durham also served as a member of the Compensation Committee during fiscal 2013 until his term as director ended on August 16, 2012.  All members of the Compensation Committee, while serving as members of that committee during fiscal year 2013, were independent directors, and no member was an officer or employee of the Company or a former officer or employee of the Company.  No member of the Compensation Committee serving during fiscal year 2013 was party to a transaction, relationship or arrangement requiring disclosure under Item 404 of Regulation S-K.  During fiscal year 2013, none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officer served on our Compensation Committee or Board.

SUMMARY COMPENSATION TABLE

The following table shows the compensation earned in fiscal year 2013 and, as applicable, in fiscal years 2012 and 2011 by our Named Executive Officers.
Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards2	Option Awards3	Non-Equity Incentive Plan Compensation4	All Other Compensation5	Total
Scott E. Howe, Chief Executive Officer & President	2013 2012	$637,5001 $409,231	_	$2,468,039 $3,155,052	$824,304 $2,176,476	$858,000 $300,000	$51,320 $77,151	$4,839,163 $6,117,910
Warren C. Jenson, Chief Financial Officer & Executive Vice President	2013 2012	$450,000 $98,942	$100,0006	$943,564 $1,019,526	$308,489 $938,186	$521,900 $65,362	$12,938 $4,645	$2,236,891 $2,226,661
Nada C. Stirratt, Chief Revenue Officer & Executive Vice President	2013 2012	$500,000 $72,115	$100,0006	$747,894 $1,090,700	$249,790 $1,004,000	$660,000 –	$14,525 $1,613	$2,172,209 $2,268,428
Phil L. Mui, Chief Product and Engineering Officer & Executive Vice President*	2013	$371,868	$100,0006	$973,900	$665,263	$313,875	$2,656	$2,427,562
Jerry C. Jones, Chief Ethics and Legal Officer & Executive Vice President	2013 2012	$380,000 $362,187	– _	$239,316 $180,095	$79,933 $83,576	$326,040 $150,669	$7,196 $20,076	$1,032,485 $796,603
	2011	$351,500	–	$235,592	$62,311	–	$4,993	$654,396

* Effective May 14, 2012, Dr. Mui joined the Company as its Chief Product and Engineering Officer & Executive Vice President.

1
This amount represents an annual salary of $600,000 for Mr. Howe effective from the start of the fiscal year on April 1, 2012 through June 30, 2012 and an annual salary of $650,000 effective from July 1, 2012 until the end of the fiscal year.

2
These amounts reflect the grant date fair value of awards in fiscal years 2013, 2012 and 2011. For RSUs, the fair value at the grant date was determined by reference to quoted market prices for the shares. For performance units, the fair value at the grant date was determined using a Monte Carlo simulation model.  These amounts reflect how the Company values these awards at the grant date, and they do not reflect the actual value an individual may potentially realize from the awards, nor do they reflect the expense recognized by the Company during the fiscal year.  For performance units, 100% of the fair value at the grant date is included; however, such awards would not be payable until completion of the performance period and would be decreased if the Company achieves less than 100% attainment of the objectives or increased up to 200% if the Company exceeds its objectives.

3
These amounts reflect the grant date fair value of awards in fiscal years 2013, 2012 and 2011.  The fair value of stock options granted was calculated using a customized binomial lattice option pricing model with the following weighted-average assumptions:

Fiscal Year	Dividend Yield	Risk-free Interest Rate	Expected Duration	Expected Volatility	Suboptimal Exercise Multiple
2013	0%	1.7%	4.5 years	34%	1.4
2012	0%	2.2%	5.3 years	44%	1.7
2011	0%	3.4%	5.6 years	52%	1.9

These amounts reflect how the Company values these awards at the grant date, and they do not reflect the actual value an individual may potentially realize from the awards, nor do they reflect the expense recognized by the Company during the fiscal year.

4
These amounts represent annual cash incentive awards made to the NEOs under the Cash Incentive Plan based on Company results.  For more information regarding how these determinations were made, see the subsection entitled “Cash Incentives” on page 36.

5	All other compensation for fiscal year 2013 includes the following:
	401(k) Matching Contributions	SERP Matching Contributions	Perquisites
Scott E. Howe	$6,763	–	$44,557
Warren C. Jenson	$4,569	$8,369	–
Nada C. Stirratt	$5,649	$8,876	–
Phil L. Mui	$2,656	–	–
Jerry C. Jones	$7,025	$171	–

“Perquisites” for Mr. Howe consist of the following:  $2,200 – mobile phone allowance; $10,000 - temporary living expenses; $22,590 – relocation-related travel expenses; and $9,767 – reimbursement of taxes attributable to relocation-related travel expenses during the first quarter of fiscal year 2013.

6	These amounts reflect signing bonuses paid during the applicable fiscal year pursuant to the terms of the executive’s employment offer.

GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR 2013

The following table sets forth information concerning grants of plan-based awards made to our NEOs during fiscal year 2013.

Name	Grant Date
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards		Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards1 ($)
		Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Scott E. Howe	N/A 05/21/12 05/21/12 05/21/12	$650,000	$1,300,000	50,575	101,149	202,298	75,862	164,204	$13.28	$1,460,592 $1,007,447 $824,304
Warren C. Jenson	N/A 05/21/12 05/21/12	$382,500	$765,000	18,927	37,854	75,708	29,891			$546,612 $396,952
	05/21/12							61,452	$13.28	$308,489
Nada C. Stirratt	N/A 05/21/12 05/21/12 05/21/12	$500,000	$1,000,000	15,326	30,651	61,302	22,989	49,759	$13.28	$442,600 $305,294 $249,790
Phil L. Mui	N/A 05/15/12 05/21/12 05/21/12	$276,250	$552,500	16,863 12,261	51,100 24,521	51,100 49,042	18,391			$375,585 $354,083 $244,232
	05/15/12							94,600	$13.46	$465,432
	05/21/12							39,807	$13.28	$199,831
Jerry C. Jones	N/A 05/21/12 05/21/12	$247,000	$494,000	4,904	9,808	19,616	7,356			$141,628 $97,688
	05/21/12							15,923	$13.28	$79,933
_____________________
1
The fair value of the fiscal year 2013 performance units was determined using a Monte Carlo simulation model.  For RSUs, the fair value at the grant date was determined by reference to quoted market prices for the shares.  The fair value of stock options granted during fiscal year 2013 was calculated using a customized binomial lattice option pricing model with the assumptions referenced in note 2 to the Summary Compensation Table.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE
AND GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR 2013 TABLE

For a description of the terms of Mr. Howe’s and Mr. Jenson’s employment agreements, see “Employment Arrangements” beginning on page 42.  In the case of fiscal year 2013 grants of performance units, each recipient may become vested in a number of shares ranging from zero to 200% of the award, based on the Company’s diluted earnings per share for fiscal year 2015.  The number of performance units earned is subject to further adjustment (increase or decrease) depending on the total shareholder return of the Company’s common stock compared to the total shareholder return of the stock of a group of peer companies established by the Compensation Committee for the period from April 1, 2012 to March 31, 2015.  Earned performance units will vest following certification of actual attainment by the Compensation Committee at its first regularly scheduled meeting following the close of the performance period.  The “Estimated Future Payouts Under Equity Incentive Plan Awards” column also includes inducement performance awards provided to Dr. Mui as part of his initial offer to join the Company.  The inducement performance awards are payable based on achievement of certain share prices using the average opening and closing prices of the Company’s common stock for 20 consecutive trading days between January 26, 2013 and July 26, 2014. Average stock price and corresponding performance units earned are as follows:

Price	Performance Units Earned
$16.40	33%
$20.00	66%
$25.00	100%

During fiscal year 2013, the Company neither repriced nor materially modified the terms of any outstanding equity awards.

Stock options and RSUs granted in fiscal year 2013 vest over a four-year period in equal increments.  The exercise price of all stock options granted in fiscal year 2013 is the closing price of the Company’s common stock on the grant date.  Dr. Mui received stock option grants as a one-time inducement to join the Company.  These stock options are included in the “All Other Option Awards Column” along with other fiscal year 2013 long-term incentive stock option grants.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table shows the equity awards that we have made to our NEOs that were outstanding as of March 31, 2013.

	Option Awards1					Stock Awards
Name	Grant Date			Option Exercise Price ($)	Option Expiration Date	Share or Unit Grant Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested2 (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested3 ($)	Number of Shares or Units of Stock That Have Not Vested4 (#)	Market Value of Shares or Units of Stock That Have Not Vested3 ($)
		Number of Securities Underlying Unexercised Options (#)
		Exercisable	Unexercisable1
Scott E. Howe	07/29/2011 05/21/2012	86,230	258,695 164,204	$13.74 $13.28	07/29/2021 05/21/2022	07/29/2011 07/29/2011 05/21/2012	129,1545 75,264 101,149	$2,634,742 $1,535,386 $2,063,440	42,718 75,862	$871,447 $1,547,585
Warren C. Jenson	01/13/2012 05/21/2012	45,989	137,969 61,452	$13.40 $13.28	01/13/2022 05/21/2022	01/13/2012 05/21/2012	108,0385 37,854	$2,203,975 $731,422	9,293 29,981	$189,577 $611,612
Nada C. Stirratt	02/15/2012 05/21/2012	50,000	150,000 49,759	$13.67 $13.28	02/15/2022 05/21/2022	02/15/2012 05/21/2012	120,0005 30,651	$2,448,000 $625,280	7,500 22,989	$153,000 $468,976
Phil L. Mui	05/15/2012 05/21/2012		94,600 39,807	$13.46 $13.28	05/15/2022 05/21/2022	05/15/2012 05/21/2012	51,1005 24,521	$1,042,440 $500,228	18,391	$375,176
Jerry C. Jones
03/16/1999
03/16/1999
03/16/1999
05/26/1999
05/26/1999
05/26/1999
10/13/1999
08/09/2000
04/02/2001
04/11/2001
10/02/2001
08/07/2002
08/07/2002
08/07/2002
10/04/2007
05/22/2008
06/29/2009
05/18/2010
05/16/2011
05/21/2012
		70,940 12,181 13,880 24,981 13,700 14,925 33,022 27,697 1,942 6,686 23,975 37,226 19,427 20,193 40,000 35,098 15,000 4,132 3,165	5,000 4,132 9,498 15,923	$25.98 $38.98 $51.97 $26.08 $32.60 $39.12 $17.93 $23.44 $11.50 $13.33 $11.14 $16.35 $20.44 $24.53 $15.66 $13.70 $8.90 $17.79 $13.75 $13.28
03/16/2014
03/16/2014
03/16/2014
05/26/2014
05/26/2014
05/26/2014
10/13/2014
08/09/2015
04/02/2016
04/11/2016
10/02/2016
08/07/2017
08/07/2017
08/07/2017
10/04/2017
05/22/2018
06/29/2019
05/18/2020
05/16/2021
05/22/2022

						06/29/2009 05/18/2010 05/16/2011 05/21/2012	7,947 9,808	$162,119 $200,083	2,750 2,340 4,470 7,356	$56,100 $47,736 $91,188 $150,062
________________________
1
The vesting schedule for stock options granted prior to fiscal year 2008 is 20% beginning on the second anniversary of the grant date and 20% annually thereafter through the sixth anniversary of the grant date. The vesting schedule for stock options granted during and after fiscal year 2008 is 25% per year beginning on the first anniversary of the grant date.

2
Performance units vest subject to attainment of performance criteria established by the Compensation Committee of the Board of Directors. In the case of fiscal year 2013 grants of performance units, each recipient may become vested in a number of shares ranging from zero to 200% of the award, based on the Company’s diluted earnings per share for fiscal year 2015; and subject to further adjustment depending on the total shareholder return of the Company’s common stock compared to the total shareholder return of the stock of a group of peer companies established by the Compensation Committee for the period from April 1, 2012 to March 31, 2015.  Similarly, in the case of fiscal year 2012 grants of performance units, each recipient may become vested in a number of shares ranging from zero to 200% of the award, based on the total shareholder return of the Company’s common stock compared to the total shareholder return of the stock of a group of peer companies established by the Compensation Committee for the period from April 1, 2011 to March 31, 2014 and subject to further adjustment depending on the Company’s earnings per share growth rate during the performance period.  Likewise, in the case of fiscal year 2011 grants of performance units, each recipient could have become vested in a number of shares from ranging from zero to 200% of the award, based on the total shareholder return of the Company’s common stock compared to the total shareholder return of the stock of a group of peer companies established by the Compensation Committee of the Board of Directors for the period from April 1, 2010 to March 29, 2013.  The Compensation Committee has determined that the criteria for vesting of fiscal year 2011 performance units was not met.  As a result, the units were cancelled and are not shown above.

3	This value was determined by multiplying the number of unvested shares or units by the closing price of the Company’s common stock on March 28, 2013, which was $20.40.

4
Unless otherwise specified herein, all entries in this column represent awards of RSUs that vest over a four-year period in equal increments beginning on or around the first anniversary of the grant date.

5
Mr. Howe, Mr. Jenson, Ms. Stirratt and Dr. Mui all received performance units as a one-time inducement to join the Company.  The inducement performance unit awards are included in the “Equity Incentive Plan Awards” number and value columns. Performance units vest subject to attainment of performance criteria established by the Compensation Committee. In the case of inducement performance unit awards, each recipient may become vested in a number of shares ranging from zero to 100% of the award, based on achievement of certain average stock prices from January 26, 2013 through July 26, 2014.

OPTION EXERCISES AND STOCK VESTED DURING FISCAL YEAR 2013

The following table sets forth information about the value realized by our NEOs on stock awards vesting during fiscal year 2013.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting1 ($)
Scott E. Howe	–	–	14,239	$226,685
Warren C. Jenson	–	–	3,097	$57,016
Nada C. Stirratt	–	–	2,500	$44,800
Phil L. Mui	–	–	–	–
Jerry C. Jones	–	–	7,842	$106,853
_______________________
1	The stock awards values were determined by multiplying the number of shares acquired on vesting by the closing market price of the Company’s common stock on the vesting date.

NONQUALIFIED DEFERRED COMPENSATION DURING FISCAL YEAR 2013

The Company maintains a nonqualified supplemental executive retirement plan (the “SERP”).  As permitted under Department of Labor and Internal Revenue Service regulations, the purpose of the SERP is to provide eligible employees with the ability to defer cash compensation in excess of some of the limits that apply to the Company’s 401(k) Plan and to receive a matching contribution with respect to compensation that exceeds the qualified plan limits.  See the 2013 Executive Compensation Components – Retirement Benefits above.  The following table contains information about the NEOs’ participation in the SERP.

Name	Executive Contributions in Fiscal Year 20131	Registrant Contributions in Fiscal Year 20132	Aggregate Earnings in Fiscal Year 20133	Aggregate Withdrawals/ Distributions	Aggregate Balance at 3/31/20134
Scott E. Howe	–	–	–	–	–
Warren C. Jenson	$33,750	$8,369	$6,208	–	$56,139
Nada C. Stirratt	$22,500	$8,876	$4,548	–	$37,212
Phil L. Mui	–	–	–	–	–
Jerry C. Jones	$5,700	$171	$10,014	–	$86,348
______________________
1	The amounts reported in this column are included in the “Salary” column of the Summary Compensation Table for fiscal year 2013.

2	The amounts reported in this column are included in the “All Other Compensation” column of the Summary Compensation Table for fiscal year 2013.

3	None of the earnings reported in this column are above-market earnings and are therefore not reflected in the Summary Compensation Table.

4
Included in this column are the following amounts which are also reported in the Summary Compensation Table for fiscal years 2013, 2012, 2011, and 2010: Mr. Jenson - $42,119 for 2013 and $7,725 for 2012; Ms. Stirratt - $31,376 for 2013 and $1,288 for 2012; Mr. Jones - $5,871 for 2013 and $18,868 for 2010.

Under both the SERP and the 401(k) Plan, the Company matches a participant’s combined contributions at a rate of $.50 on the dollar up to the first 6% of the participant’s compensation.  The matching contribution is comprised of shares of the Company’s stock for both the 401(k) Plan and for SERP contributions in excess of a limit established by IRS regulation ($250,000 for 2012 and $255,000 for 2013).  For SERP contributions below the limit, the Company match is in cash.  Under both the SERP and 401(k) Plan, the matching contribution vests at 20% after two years of a participant’s employment and 20% each year thereafter until fully vested. Vesting is accelerated in the event of death, disability or retirement.

The investment choices for participant contributions under the SERP are similar to those provided under the 401(k) Plan.  A participant’s contributions are deemed to be invested in certain funds in accordance with his or her election, and earnings are calculated based on the performance of the selected funds.  The participant does not actually own any shares in the investments.

Under the SERP plan prior to deferring compensation, participants must elect the time and manner of their account payouts.  For amounts earned and vested prior to January 1, 2005, participants may elect to have their accounts paid before termination because of financial hardship or pursuant to an in-service distribution.  If a participant requests an in-service distribution, the participant must forfeit 10% of the distribution.  For amounts earned and vested on and after January 1, 2005, participants may elect to have their accounts paid before termination because of financial hardship or at a time specified in advance by the participant.  Benefits are paid as elected by the participant at the time of the deferral in the form of a single lump sum payment, equal annual installments over a period of years or an annuity.  Under limited circumstances, participants may change the time and manner of their account payouts. A participant may elect to have matching contribution amounts that are credited to the participant’s account in the form of stock.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The tables and narrative below reflect the amount of compensation payable to each of the NEOs in the event of termination of the executive’s employment under the various circumstances described. The amounts shown assume that the termination was effective as of March 31, 2013 and include amounts earned through that time.  These are only estimates of the amounts which would be paid to the NEOs upon their termination. The actual amounts to be paid can only be determined at the time of an executive’s actual separation from the Company.

Payments Made Upon Termination

Regardless of the manner in which an NEO’s employment terminates, he/she may be entitled to receive amounts earned during his/her term of employment. These amounts include:

•	base salary earned through the date of termination; and/or

•	amounts accrued and vested through the Company’s 401(k) Plan and SERP.

    Payments under Mr. Howe’s and Mr. Jenson’s Employment Contracts.  As discussed above, Mr. Howe entered into an employment agreement with the Company on July 26, 2011, and Mr. Jenson entered into an employment agreement with the Company on January 11, 2012 (collectively the “Employment Agreements”). Under the terms of the Employment Agreements, Mr. Howe and Mr. Jenson are entitled to termination payments if either of them is terminated by the Company without cause (generally defined to include a willful failure to substantially perform duties following a cure period, intentional misconduct or gross negligence that is materially injurious to the Company, a conviction of a felony or a material breach of the agreement or other policy that remains following a cure period) or if either of them resigns for good reason (generally defined to include a material reduction or change in title, position or responsibilities, a reduction in salary, breach of the agreement by the Company that remains following a cure period, and, in the Jenson Agreement, a forced relocation more than 30 miles from the Company’s Foster City, California location).

        In the event of a qualifying termination, subject to the Company receiving a general release of claims from him, each of Mr. Howe and Mr. Jenson will be entitled to receive: (i) all base salary and benefits payable through the date of termination, (ii) the amount of any cash bonus related to any fiscal year ending before the date of termination that has been earned but remains unpaid, (iii) an amount equal to 200% of base salary in Mr. Howe’s case and 100% of base salary in Mr. Jenson’s case, (iv) any unpaid benefits to which he is entitled under any plan, policy or program of the Company applicable to him as of the date of termination according to the terms of the plan, policy or program, and (v) vesting of a prorated portion of performance units that are earned but unvested or for which the performance period is ongoing at the time of termination and at least one year of the performance period has elapsed.

The amounts referred to in clauses (i)-(iii) above are to be paid immediately following a waiting period which is generally 30 days following the termination date but which will be extended to 60 days if the termination is in connection with an exit incentive program or other employee termination program offered to a group or class of employees as defined under the Older Worker Benefit Protection Act (the “Delay Period”).   Vesting of performance units will occur immediately following expiration of the Delay Period for performance units that are earned but unvested at the time of termination and as soon as administratively practicable following the close of the performance period for performance units related to performance periods that are ongoing at the time of termination and for which at least one year of the performance period has elapsed, based on the Company’s actual performance.

Payments under the Severance Policy. On November 9, 2010, the Board of Directors of the Company adopted the Acxiom Corporation 2010 Executive Severance Policy (the “Severance Policy”) which provides severance benefits to all officers of the Company designated as executive officers for purposes of Section 16 of the Securities Exchange Act of 1934, except for those officers with employment agreements in effect.  Mr. Jones, Dr. Mui and Ms. Stirratt are covered by the terms of the Severance Policy. Because Mr. Howe and Mr. Jenson have employment agreements with the Company, they are not covered by the Severance Policy.

Under the Severance Policy, if Mr. Jones, Dr. Mui or Ms. Stirratt is involuntarily terminated by the Company without cause other than in connection with a change in control, upon executing a general release of claims against the Company which includes a one-year non-competition and non-solicitation restrictions, he/she will receive an amount equal to 100% of base salary and a prorated portion of any performance units (i) that are earned but unvested and (ii) for which the performance period is ongoing at the time of termination and for which at least one year of the performance period has elapsed. For purposes of the Severance Policy, “cause” is generally defined to include a willful failure to substantially perform duties following a cure period, willful misconduct, gross negligence that is materially injurious to the Company, a conviction of a felony or fraud crime, or a material breach of the Severance Policy or other policy that remains after a cure period. The base salary will be paid on regular paydays during the 12 months following the Delay Period. Vesting of performance units will occur within 30 days of the expiration of the Delay Period for performance units earned but unvested at the time of termination and as soon as administratively practicable following the close of the performance period for performance units related to performance periods that are ongoing at the time of termination and for which at least one year of the performance period has elapsed, based on actual Company performance.

Payment Made Upon Non-Renewal of Mr. Howe’s and Mr. Jenson’s Employment Agreements

In the event of non-renewal of the Howe Agreement or Jenson Agreement, each of Mr. Howe and Mr. Jenson will be entitled to receive (i) all base salary and benefits payable through the date of termination, (ii) the amount of any cash bonus related to any fiscal year ending before the date of termination that has been earned but remains unpaid, and (iii) any unpaid benefits to which he is entitled under any plan, policy or program of the Company applicable to him as of the date of termination according to the terms of the plan, policy or program.  Additionally, upon execution of a general release of claims against the Company, Mr. Jenson will be entitled to receive a payment equal to 100% of his base pay to be paid in 12 equal monthly payments beginning upon the expiration of the Delay Period.

Payments Made Upon Retirement

In the event of retirement, an NEO will receive earned but unpaid base compensation through his/her retirement date and any amounts accrued and vested to which he/she is otherwise entitled under a plan, program or policy of the Company.

Payments Made Upon Death or Disability

In the event of the death or disability of an NEO, in addition to the potential benefits listed under the headings “Payments Made Upon Termination” (first two bullets) and “Payments Made Upon Retirement” above, the NEO will receive benefits under the Company’s life insurance plan or disability plan, as applicable.  Also, upon death or six months following commencement of long-term disability payments, all unvested RSUs and stock options will vest, and all performance units related to a completed performance period will vest based on actual Company attainment of the specified performance targets.

Payments under Mr. Howe’s and Mr. Jenson’s Employment Agreements. The Employment Agreements provide that in the event of termination as a result of death or disability, each of Mr. Howe and Mr. Jenson or their respective estates would be entitled to receive: (i) all base salary and benefits payable through the date of termination, (ii) any unpaid benefits to which he is entitled under any plan, policy or program of the Company applicable to him as of the date of termination according to the terms of the plan, policy or program, (iii) the amount of any cash bonus related to any fiscal year ending before the date of termination that has been earned but remains unpaid, and (iv) the amount of any target cash bonus for the fiscal year in which the date of termination occurs, prorated based on the portion of the applicable year he worked for the Company before the date of termination.  The amounts in (i)-(iii) would be paid at the time it would otherwise have been paid had he remained employed. The amount in (iv) would be paid within 60 days of the date of termination.

Payments Made Upon Termination Following a Change in Control

Payments under Mr. Howe’s and Mr. Jenson’s Employment Agreements.  Under the terms of the Employment Agreements, Mr. Howe and Mr. Jenson are eligible to receive change in control payments if they are terminated from employment by the Company without cause within 24 months following a change in control, or if they resign for good reason within 24 months following a change in control. The amount payable in the event of a qualifying termination, subject to the Company receiving a general release of claims, is: (i) all earned base salary and benefits payable through the date of termination; (ii) the amount of any cash bonus related to any fiscal year ending before the date of termination that has been earned but remains unpaid, (iii) an amount equal to 300% of the current base salary under the Howe Agreement and 200% of the current base salary under the Jenson Agreement, and (iv) any other unpaid benefits to which they are entitled under any plan, policy or program of the Company.  In addition, all equity awards (other than performance units) which are outstanding but unvested would vest. Payments under clauses (i)-(iii) would be made in a lump sum immediately following the Delay Period.

Regardless of whether Mr. Howe or Mr. Jenson is terminated, vesting would immediately occur upon a change in control for a prorated portion of performance units (other than inducement performance units) which are earned but unvested or for which the performance period is ongoing but for which one year of the performance period has elapsed at the time of the change in control. In the case of inducement performance units, vesting would immediately occur upon a change in control for earned but unvested inducement performance units or inducement performance units for which the performance period is ongoing with the number of units vesting based on the Company’s performance as of the date of the change in control as if the performance period had been completed.

Finally, under the Employment Agreements in the event that Mr. Howe or Mr. Jenson is terminated without cause or resigns for good reason following the public announcement of a Board-approved agreement to effect a change in control but prior to the consummation of the change in control, upon the consummation of the change in control Mr. Howe or Mr. Jenson would receive, in addition to any amounts they received for a without-cause or good-reason termination: (i) an amount equal to 100% of the then current base pay, (ii) an amount equal to the value of all unvested equity that was forfeited upon termination, except performance units, that would have vested on or prior to a termination for good reason following a change in control had he remained employed until the change in control using the value of the Company’s common stock implied by the change in control price of the stock, and (iii) an amount equal to the difference between what was actually paid with respect to performance units, including inducement performance units, and that which would have been paid had he remained employed through the date of the change in control. These payments shall be made on the later of the expiration of the Delay Period applicable to the actual termination or contemporaneously with the change in control (or within 10 days thereafter).

Payments under 2010 Executive Officer Severance Policy.  Under the Severance Policy, benefits are due if Mr. Jones, Dr. Mui or Ms. Stirratt is terminated by the Company without cause or resigns for good reason (which includes a resignation following a demotion, reduction in salary, relocation, or material reduction in responsibilities, authority or duties, as set forth in the Severance Policy) within a two-year period following a change in control.  Upon execution of a general release of claims against the Company which includes one-year non-competition and non-solicitation restrictions, benefits paid would include: (i) 150% of his/her base salary, and (ii) vesting of all equity awards except for performance units. Benefits under clause (i) would be paid in a lump sum on the next regular payroll cycle following the expiration of the Delay Period, and benefits under clause (ii) would be processed within 30 days of the expiration of the Delay Period.   Regardless of whether Mr. Jones, Dr. Mui or Ms. Stirratt is terminated, at the time of a change in control, a prorated portion of any performance units which are earned but unvested or for which the performance period is ongoing at the time of the change in control and for which at least one year of the performance period has elapsed will vest according to the terms of the Severance Policy.  The performance units would be processed within 30 days of the change in control.

Accelerated Vesting upon a Change in Control.  Under the Company’s 2005 Equity Compensation Plan and its 2011 Nonqualified Equity Compensation Plan, the Board of Directors has the authority to accelerate vesting of outstanding stock options and/or RSUs in the event of a change in control regardless of whether an employee’s employment is terminated in connection with that change in control. In addition, performance awards may be prorated and any deferral or other restriction may lapse, and the performance awards may be immediately settled or distributed.

Scott E. Howe

The following table shows the potential payments upon a hypothetical termination or a change in control of the Company effective as of March 31, 2013 for Scott E. Howe, the Company’s Chief Executive Officer & President.

Type of Payment	Voluntary Termination	Retirement	Termination without Cause or Resignation for Good Reason other than in connection with a Change in Control	Termination for Cause	Non-Renewal by the Company	Change in Control with no Termination	Termination without Cause or Resignation for Good Reason following a Change in Control1	Death or Disability
Severance	–	–	$1,300,0002	–	–	–	$1,950,0003	–
Leadership Cash Incentive Plan4	–	–	–	–	–	–	–	$650,0005
Supplemental Executive Retirement Plan	–	–	–	–	–	–	–	–
Stock Options	–	–	–	–	–	–6	$2,892,0417	$2,892,0418
Restricted Stock Units	–	–	–	–	–	–6	$2,419,0327	$2,419,0328
Performance Stock Units	–	–	$1,023,5907	–	–	$3,658,3327	–	–
Total	$0	$0	$2,323,590	$0	$0	$3,658,3329	$7,261,0739	$5,961,073
______________________
1
Under the Howe Agreement, in the event that Mr. Howe is terminated without cause or resigns for good reason following the public announcement of a Board approved agreement to effect a change in control but prior to the consummation of the change in control, upon the consummation of the change in control Mr. Howe would receive a supplemental payment equal to the value of what he would have received had he remained employed on or through the date of the change in control.

2	Represents 200% of base salary.

3	Represents 300% of base salary.

4
Under the Cash Incentive Plan, termination of a participant’s employment prior to the end of the fiscal year results in forfeiture of the award unless the Compensation Committee, in its sole and absolute discretion, determines otherwise. In Mr. Howe’s case, he would receive $650,000.

5
In the event of his death or disability, Mr. Howe’s employment agreement specifies that he or his survivors will receive payment of any target cash bonus for such fiscal year, prorated based on the portion of the applicable fiscal year that Mr. Howe worked.

6	The Company’s equity plans permit, but do not require, accelerated vesting of certain equity awards in the event of a change in control, as determined in the discretion of the Board of Directors.

7
Represents the accelerated vesting of certain equity awards according to the terms of Mr. Howe’s employment agreement. The stock option value was determined by subtracting the strike price from the closing stock price of the Company’s common stock on March 28, 2013 and multiplying this difference by the number of unvested options in the grant. The RSU value was determined by multiplying the number of unvested RSUs by the closing price of the Company’s common stock on March 28, 2013. The performance units value was determined by multiplying the closing price of the Company’s common stock on March 28, 2013 by (i) in the event of a change in control, 66% of the number of unvested inducement performance units  (based on the Company’s actual share prices between January 26, 2013 and March 28, 2013) and (ii) a prorated portion of all other performance units for grants for which one year of the performance period was completed; however, this amount would be decreased if actual attainment at the time of the change in control was less than 100%.

8
Six months after long-term disability payments commence all earned but unvested equity vests.  Upon death, any earned but unvested equity immediately vests.  The stock option value was determined by subtracting the strike price from the closing price on March 28, 2013 and multiplying this difference by the number of unvested options in the grant.  The RSU value was determined by multiplying the number of unvested RSUs by the closing price of the Company’s common stock on March 28, 2013.

9
If the total payment to Mr. Howe under his employment agreement constitutes a “parachute payment” under section 280G of the Internal Revenue Code that would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then the payment will be reduced to the greater of: 1) the largest portion of the termination payment that would not result in a portion of the payment being subject to the excise tax; or 2) the entire payment less all applicable taxes computed at the highest marginal rate.

Warren C. Jenson

The following table shows the potential payments upon a hypothetical termination or a change in control of the Company effective as of March 31, 2013 for Warren C. Jenson, the Company’s Chief Financial Officer & Executive Vice President.

Type of Payment	Voluntary Termination	Retirement	Termination without Cause or Resignation for Good Reason other than in connection with a Change in Control	Termination for Cause	Non-Renewal by the Company	Change in Control with no Termination	Termination without Cause or Resignation for Good Reason following a Change in Control1	Death or Disability
Severance	–	–	$450,0002	–	$450,0002	–	$900,0003	–
Leadership Cash Incentive Plan4	–	–	–	–	–	–	–	$382,5005
Supplemental Executive Retirement Plan	$45,9666	$45,9666	$45,9666	$45,9666	$45,9666	–7	$45,9666	$55,9636
Stock Options	–	–	–	–	–	–8	$1,403,3219	$1,403,32110
Restricted Stock Units	–	–	–	–	–	–8	$799,3549	$799,35410
Performance Stock Units	–	–	$257,4079	–	–	$2,203,9759	–	–
Total	$45,966	$45,966	$753,373	$45,966	$495,966	$2,203,97511	$3,148,64111	$2,641,138
______________________

1
Under the Jenson Agreement, in the event that Mr. Jenson is terminated without cause or resigns for good reason following the public announcement of a Board approved agreement to effect a change in control but prior to the consummation of the change in control, upon the consummation of the change in control Mr. Jenson would receive a supplemental payment equal to the value of what he would have received had he remained employed on or through the date of the change in control.

2	Represents 100% of base salary.

3	Represents 200% of base salary.

4
Under the Cash Incentive Plan, termination of a participant’s employment prior to the end of the fiscal year results in forfeiture of the award unless the Compensation Committee, in its sole and absolute discretion, determines otherwise.  In Mr. Jenson’s case, he would receive $382,500.

5
In the event of his death or disability, the terms of Mr. Jenson’s employment agreement specifies he or his survivors will receive payment of any target cash bonus for such fiscal year, prorated based on the portion of the applicable fiscal year that Mr. Jenson worked.

6
This amount consists of voluntary deferrals, earnings on investments and vested Company matching contributions as of March 31, 2013 under the SERP. Any unvested matching contributions are forfeited upon termination except in the case of death or disability, at which time any unvested match automatically vests.

7
The SERP is not affected by a change in control unless employment is terminated.  Upon termination, the SERP would provide applicable termination benefits in accordance with normal termination guidelines.

8	The Company’s equity plans permit, but do not require, accelerated vesting of certain equity awards in the event of a change in control, as determined in the discretion of the Board of Directors.

9
Represents the accelerated vesting of all equity awards according to the terms of Mr. Jenson’s employment agreement. The stock option value was determined by subtracting the strike price from the closing price of the Company’s common stock on March 28, 2013 and multiplying this difference by the number of unvested options in the grant. The RSU value was determined by multiplying the number of unvested RSUs by the closing price of the Company’s common stock on March 28, 2013. The performance units value was determined by multiplying the closing price of the Company’s common stock on March 28, 2013 by (i) in the event of a change in control, 66% of the number of unvested inducement performance units (based on the Company’s actual share prices between January 26, 2013 and March 28, 2013) and (ii) a prorated portion of all other performance units for grants for which one year of the performance period was completed; however, this amount would be decreased if actual attainment at the time of the change in control was less than 100%.

10
Six months after long-term disability payments commence all earned but unvested equity vests.  Upon death, any earned but unvested equity immediately vests.  The stock option value was determined by subtracting the strike price from the stock’s closing price on March 28, 2013 and multiplying this difference by the number of unvested options in the grant.  The RSU value was determined by multiplying the number of unvested RSUs by the closing price of the Company’s common stock on March 28, 2013.

11
If the total payment to Mr. Jenson under his employment agreement constitutes a “parachute payment” under section 280G of the Internal Revenue Code that would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then the payment will be reduced to the greater of: 1) the largest portion of the termination payment that would not result in a portion of the payment being subject to the excise tax; or 2) the entire payment less all applicable taxes computed at the highest marginal rate.

Nada C. Stirratt

The following table shows the potential payments upon a hypothetical termination or a change in control of the Company effective as of March 31, 2013 for Nada C. Stirratt, the Company’s Chief Revenue Officer & Executive Vice President.

Type of Payment	Voluntary Termination	Retirement	Termination without Cause or Resignation for Good Reason other than in connection with a Change in Control	Termination for Cause	Change in Control with no Termination	Termination without Cause or Resignation for Good Reason following a Change in Control	Death or Disability
Severance	–	–	$500,0001	–	–	$750,0002	–
Leadership Cash Incentive Plan3	–	–	–	–	–	–	–
Supplemental Executive Retirement Plan	$ 26,547 4	$26,547 4	$26,547 4	$26,547 4	–5	$26,547 4	$36,7854
Stock Options	–	–	–	–	–6	$1,363,7847	$1,363,7848
Restricted Stock Units	–	–	–	–	–6	$621,9767	$621,9768
Performance Stock Units	–	–	$208,4279	–	$208,42710	–	–
Total	$26,547	$26,547	$734,974	$26,547	$208,42711	$2,762,30711	$2,012,307
________________________
1	Represents 100% of base salary.

2	Represents 150% of base salary.

3
Under the Cash Incentive Plan, termination of a participant’s employment prior to the end of the fiscal year results in forfeiture of the award unless the Compensation Committee, in its sole and absolute discretion, determines otherwise.  In Ms. Stirratt’s case, she would receive $500,000.

4
This amount consists of voluntary deferrals, earnings on investments and vested Company matching contributions as of March 31, 2013 under the SERP. Any unvested matching contributions are forfeited upon termination except in the case of death or disability, at which time any unvested match automatically vests.

5
The SERP is not affected by a change in control unless employment is terminated.  Upon termination, the SERP would provide applicable termination benefits in accordance with normal termination guidelines.

6	The Company’s equity plans permit, but do not require, accelerated vesting of certain equity awards in the event of a change in control, as determined in the discretion of the Board of Directors.

7
Represents accelerated vesting of all Ms. Stirratt’s unvested stock options and RSUs.  The stock option value was determined by subtracting the strike price from the stock’s closing price on March 28, 2013 and multiplying this difference by the number of unvested options in the grant. The RSU value was determined by multiplying the number of unvested RSUs by the closing price of the Company’s common stock on March 28, 2013.

8
Six months after long-term disability payments commence all earned but unvested equity vests.  Upon death, any earned but unvested equity immediately vests.  The stock option value was determined by subtracting the strike price from the stock’s closing price on March 28, 2013 and multiplying this difference by the number of unvested options in the grant.  The RSU value was determined by multiplying the number of unvested RSUs by the closing price of the Company’s common stock on March 28, 2013.

9
Represents accelerated vesting of: (i) performance units earned during a completed performance period that remain unvested, prorated based on the number of calendar months that elapsed between the beginning of the performance period and the termination date; and (ii) performance units for performance periods that are ongoing as of the termination date and for which at least one year of the performance period has elapsed as of the termination date, prorated based on the number of calendar months that elapsed between the beginning of the performance period and the termination date. The performance units value was determined by multiplying the closing price of the Company’s common stock on March 28, 2013 by the number of prorated performance units: (i) earned during a completed performance period; and (ii) at 100% of target attainment for performance periods that are ongoing as of March 31, 2013; however, this amount would not be payable until completion of the performance period and would be decreased if the Company achieved less than 100% attainment of the objectives.

10
Represents accelerated vesting of: (i) performance units earned during a completed performance period that remain unvested, prorated based on the number of calendar months that elapsed between the beginning of the performance period and the termination date; and (ii) performance units for performance periods that are ongoing as of the termination date and for which at least one year of the performance period has elapsed as of the termination date, prorated based on the number of calendar months that elapsed between the beginning of the performance period and the termination date. The performance units value was determined by multiplying the closing price of the Company’s common stock on March 28, 2013 by the number of prorated performance units: (i) earned during a completed performance period; and (ii) at 100% of target attainment for performance periods that are ongoing as of March 31, 2013; however, this amount would be based on actual Company attainment at the time of the change in control and would be decreased if the Company achieved less than 100% attainment of the objectives.

11
If the total payment to Mr. Stirratt under the Severance Policy constitutes a “parachute payment” under section 280G of the Internal Revenue Code that would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then the payment will be reduced to the greater of: 1) the largest portion of the termination payment that would not result in a portion of the payment being subject to the excise tax; or 2) the entire payment less all applicable taxes computed at the highest marginal rate.

Phil L. Mui

The following table shows the potential payments upon a hypothetical termination or a change in control of the Company effective as of March 31, 2013 for Phil L. Mui, the Company’s Chief Product and Engineering Officer & Executive Vice President.

Type of Payment	Voluntary Termination	Retirement	Termination without Cause or Resignation for Good Reason other than in connection with a Change in Control	Termination for Cause	Change in Control with no Termination	Termination without Cause or Resignation for Good Reason following a Change in Control	Death or Disability
Severance	–	–	$425,0001	–	–	$637,5002	–
Leadership Cash Incentive Plan3	–	–	–	–	–	–	–
Supplemental Executive Retirement Plan	–	–	–	–	–	–	–
Stock Options	–	–	–	–	–4	$935,7865	$935,7866
Restricted Stock Units	–	–	–	–	–4	$375,1765	$375,1766
Performance Stock Units	–	–	$166,7437	–	$166,7438	–	–
Total	–	–	$591,743	–	$166,7439	$1,948,4629	$1,310,962
________________________
1	Represents 100% of base salary.

2	Represents 150% of base salary.

3
Under the Cash Incentive Plan, termination of a participant’s employment prior to the end of the fiscal year results in forfeiture of the award unless the Compensation Committee, in its sole and absolute discretion, determines otherwise.  In Dr. Mui’s case, he would receive $276,250.

4	The Company’s equity plans permit, but do not require, accelerated vesting of certain equity awards in the event of a change in control, as determined in the discretion of the Board of Directors.

5
Represents accelerated vesting of all Dr. Mui’s unvested stock options and RSUs.  The stock option value was determined by subtracting the strike price from the stock’s closing price on March 28, 2013 and multiplying this difference by the number of unvested options in the grant. The RSU value was determined by multiplying the number of unvested RSUs by the closing price of the Company’s common stock on March 28, 2013.

6
Six months after long-term disability payments commence all earned but unvested equity vests.  Upon death, any earned but unvested equity immediately vests.  The stock option value was determined by subtracting the strike price from the stock’s closing price on March 28, 2013 and multiplying this difference by the number of unvested options in the grant.  The RSU value was determined by multiplying the number of unvested RSUs by the closing price of the Company’s common stock on March 28, 2013.

7
Represents accelerated vesting of: (i) performance units earned during a completed performance period that remain unvested, prorated based on the number of calendar months that elapsed between the beginning of the performance period and the termination date; and (ii) performance units for performance periods that are ongoing as of the termination date and for which at least one year of the performance period has elapsed as of the termination date, prorated based on the number of calendar months that elapsed between the beginning of the performance period and the termination date. The performance units value was determined by multiplying the closing price of the Company’s common stock on March 28, 2013 by the number of prorated performance units: (i) earned during a completed performance period; and (ii) at 100% of target attainment for performance periods that are ongoing as of March 31, 2013; however, this amount would not be payable until completion of the performance period and would be decreased if the Company achieved less than 100% attainment of the objectives.

8
Represents accelerated vesting of: (i) performance units earned during a completed performance period that remain unvested, prorated based on the number of calendar months that elapsed between the beginning of the performance period and the termination date; and (ii) performance units for performance periods that are ongoing as of the termination date and for which at least one year of the performance period has elapsed as of the termination date, prorated based on the number of calendar months that elapsed between the beginning of the performance period and the termination date. The performance units value was determined by multiplying the closing price of the Company’s common stock on March 28, 2013 by the number of prorated performance units: (i) earned during a completed performance period; and (ii) at 100% of target attainment for performance periods that are ongoing as of March 31, 2013; however, this amount would be based on actual Company attainment at the time of the change in control and would be decreased if the Company achieved less than 100% attainment of the objectives.

9
If the total payment to Dr. Mui under the Severance Policy constitutes a “parachute payment” under section 280G of the Internal Revenue Code that would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then the payment will be reduced to the greater of: 1) the largest portion of the termination payment that would not result in a portion of the payment being subject to the excise tax; or 2) the entire payment less all applicable taxes computed at the highest marginal rate.

Jerry C. Jones

The following table shows the potential payments upon a hypothetical termination or a change in control of the Company effective as of March 31, 2013 for Jerry C. Jones, the Company’s Chief Ethics and Legal Officer & Executive Vice President.

Type of Payment	Voluntary Termination	Retirement	Termination without Cause or Resignation for Good Reason other than in connection with a Change in Control	Termination for Cause	Change in Control with no Termination	Termination without Cause or Resignation for Good Reason following a Change in Control	Death or Disability
Severance	–	–	$380,0001	–	–	$570,0002	–
Leadership Cash Incentive Plan3	–	–	–	–	–	–	–
Supplemental Executive Retirement Plan	$86,8024	$86,8024	$86,8024	$86,8024	–5	$86,8024	$86,8024
Stock Options	–	–	–	–	–6	$244,8187	$244,8188
Restricted Stock Units	–	–	–	–	–6	$345,0867	$345,0868
Performance Stock Units	–	–	$174,7739	–	$174,77310	–	–
Total	$86,802	$86,802	$641,575	$86,802	$174,77311	$1,246,70611	$676,706
________________________
1	Represents 100% of base salary.

2	Represents 150% of base salary.

3
Under the Cash Incentive Plan, termination of a participant’s employment prior to the end of the fiscal year results in forfeiture of the award unless the Compensation Committee, in its sole and absolute discretion, determines otherwise.  In Mr. Jones’ case, he would receive $247,000.

4	This amount consists of voluntary deferrals, earnings on investments and vested Company matching contributions as of March 31, 2013 under the SERP. Mr. Jones is fully vested in the SERP.

5
The SERP is not affected by a change in control unless employment is terminated.  Upon termination, the SERP would provide applicable termination benefits in accordance with normal termination guidelines.

6	The Company’s equity plans permit, but do not require, accelerated vesting of certain equity awards in the event of a change in control, as determined in the discretion of the Board of Directors.

7
Represents accelerated vesting of all Mr. Jones’ unvested stock options and RSUs.  The stock option value was determined by subtracting the strike price from the stock’s closing price on March 28, 2013 and multiplying this difference by the number of unvested options in the grant. The RSU value was determined by multiplying the number of unvested RSUs by the closing price of the Company’s common stock on March 28, 2013.

8
Six months after long-term disability payments commence all earned but unvested equity vests.  Upon death, any earned but unvested equity immediately vests.  The stock option value was determined by subtracting the strike price from the stock’s closing price on March 28, 2013 and multiplying this difference by the number of unvested options in the grant.  The RSU value was determined by multiplying the number of unvested RSUs by the closing price of the Company’s common stock on March 28, 2013.

9
Represents accelerated vesting of: (i) performance units earned during a completed performance period that remain unvested, prorated based on the number of calendar months that elapsed between the beginning of the performance period and the termination date; and (ii) performance units for performance periods that are ongoing as of the termination date and for which at least one year of the performance period has elapsed as of the termination date, prorated based on the number of calendar months that elapsed between the beginning of the performance period and the termination date. The performance units value was determined by multiplying the closing price of the Company’s common stock on March 28, 2013 by the number of prorated performance units: (i) earned during a completed performance period; and (ii) at 100% of target attainment for performance periods that are ongoing as of March 31, 2013, however, this amount would not be payable until completion of the performance period and would be decreased if the Company achieved less than 100% attainment of the objectives.

10
Represents accelerated vesting of: (i) performance units earned during a completed performance period that remain unvested, prorated based on the number of calendar months that elapsed between the beginning of the performance period and the termination date; and (ii) performance units for performance periods that are ongoing as of the termination date and for which at least one year of the performance period has elapsed as of the termination date, prorated based on the number of calendar months that elapsed between the beginning of the performance period and the termination date. The performance units value was determined by multiplying the closing price of the Company’s common stock on March 28, 2013 by the number of prorated performance units: (i) earned during a completed performance period; and (ii) at 100% of target attainment for performance periods that are ongoing as of March 31, 2013; however, this amount would be based on actual Company attainment at the time of the change in control and would be decreased if the Company achieved less than 100% attainment of the objectives.

11
If the total payment to Mr. Jones under the Severance Policy constitutes a “parachute payment” under section 280G of the Internal Revenue Code that would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then the payment will be reduced to the greater of: 1) the largest portion of the termination payment that would not result in a portion of the payment being subject to the excise tax; or 2) the entire payment less all applicable taxes computed at the highest marginal rate.

NON-EMPLOYEE DIRECTOR COMPENSATION

The Governance/Nominating Committee of the Board of Directors reviews and makes a recommendation to the full Board regarding the compensation to be paid to the non-employee directors each year.  In the past fiscal year the base annual retainer for each non-employee director, except for the Non-Executive Chairman of the Board, was $155,000, of which $95,000 was payable in restricted stock units (“RSUs”) and $60,000 was payable in RSUs or cash at the election of each director.  The base annual retainer for the Non-Executive Chairman of the Board in the past fiscal year was $227,500, of which $137,500 was payable in RSUs and $90,000 was payable in RSUs or cash at the election of the Non-Executive Chairman.  An additional $10,000 per committee is payable to each non-employee director for his or her service on the Audit/Finance, Compensation, Governance/Nominating and Technology & Innovation Committees, payable in RSUs or cash at the election of each director.  The chairs of the Audit/Finance, Compensation, Governance/Nominating and Technology & Innovation Committees were paid an additional $25,000, $25,000, $15,000 and $15,000, respectively, as compensation for their additional responsibilities as chairs.  Director fees are awarded a year in advance at the time of each year’s Annual Stockholders Meeting. RSUs vest in one year and cash amounts are paid on a quarterly basis.  Any director who leaves the Board prior to the next Annual Stockholders Meeting forfeits any unpaid cash and receives only a pro rata amount of Company stock from his/her outstanding RSUs on the vest date, based upon the number of days during the year he/she served as a director of the Company.  The Company reimburses its outside directors for travel and other expenses directly incurred by them in connection with their service to the Company.  In 2008, the Board adopted the Acxiom Corporation Directors’ Deferred Compensation Plan under which equity (but not cash) fees may be deferred.

The following table shows the compensation awarded in fiscal year 2013 to the Company’s non-employee directors:

Name	Fees Earned or Paid in Cash ($)1	Restricted Stock Unit Awards ($)2	Total ($)
John L. Battelle	$70,000	$95,000	$165,000
Timothy R. Cadogan3	$70,000	$133,750	$203,750
William T. Dillard II	-	$175,000	$175,000
Michael J. Durham4	-	-	-
Richard P. Fox	-	$175,000	$175,000
Jerry D. Gramaglia	$100,000	$137,500	$237,500
Ann Die Hasselmo	-	$190,000	$190,000
William J. Henderson5	$131,500	$95,000	$226,500
Clark M. Kokich	-	$175,000	$175,000
Kevin M. Twomey	$105,000	$95,000	$200,000
______________________
1	These amounts reflect the amount of cash, payable quarterly beginning in November 2012, for the directors’ service through the date of the 2013 Annual Stockholders Meeting.

2
These amounts reflect the grant-date fair value of the RSUs, computed in accordance with FASB Topic 718, which were granted to the directors on August 16, 2012.  The number of RSUs was determined based on the closing price per share of the Company’s common stock on that date ($16.80).  The RSUs will become fully vested on the date of the 2013 Annual Stockholders Meeting.  In the event a director leaves the Board prior to the vest date, he or she will receive a pro rata number of shares on the vest date based upon the length of time he or she actually served on the Board during the vesting period.

3
This amount includes $38,750 in RSUs awarded to Mr. Cadogan as payment for the interim period from the date of his appointment to the Board in May 2012 through August 16, 2012, the date of the Annual Stockholders Meeting when the directors’ annual pay for the 12-month period ending with the 2013 Annual Stockholders Meeting was established.

4	Mr. Durham's term on the Board ended on August 16, 2012, the date of the 2012 Annual Stockholders Meeting. Compensation for his service through that date was reported in accordance with SEC rules and regulations in the Company’s 2012 proxy statement.

5	This amount includes $16,500 for Mr. Henderson’s service from December 9, 2011 through August 16, 2012 as Chair of the Compensation Committee.

Board of Directors’ Stock Ownership Guidelines

The following guidelines have been adopted by the Board of Directors with respect to stock ownership:

To further align the interests of non-employee directors with the interests of the Company’s shareholders, each non-employee director is expected to acquire and retain shares of the Company's common stock having a value equal to at least three times the total value of the non-employee director's annual stock and cash retainer.  Non-employee directors shall have five years from the date of election or appointment to attain such ownership levels.  The Governance/Nominating Committee in its discretion may extend the period of time for attainment of such ownership levels in appropriate circumstances.  For purposes of these guidelines, a non-employee director's stock ownership shall include all shares of the Company's common stock owned outright by the director and by his or her immediate family members (spouse and dependent children) and any shares held in trust for the benefit of the director and/or his or her immediate family members, plus any stock held for the benefit of the director in a deferred compensation plan.  The value of stock to be acquired by the Non-Executive Chairman of the Board need not be more than that of the other directors.

The value of a share shall be measured as the greater of the then current market price or the closing price of a share of the Company's common stock on the director’s acquisition date.

In the event a non-employee director’s annual retainer increases, he or she will have one year from the date of the increase to acquire any additional shares needed to meet these guidelines.

All of the current directors who have served on the Board for five or more years have met or exceeded the ownership requirements.

AUDIT/FINANCE COMMITTEE REPORT

This report provides information concerning the Audit/Finance Committee of the Board of Directors.  The committee’s charter is available on the Company’s website at www.acxiom.com.  The Audit/Finance Committee is comprised entirely of independent directors, as defined and required by applicable NASDAQ rules.  The current members are Mr. Twomey, Mr. Dillard, Mr. Fox and Dr. Hasselmo.

In connection with its function to oversee and monitor Acxiom’s financial reporting process, the Audit/Finance Committee has (1) reviewed and discussed with management and the independent auditors the audited financial statements for the year ended March 31, 2013, as well as any material financial or non-financial arrangements of Acxiom which do not appear in the financial statements; (2) discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; (3) received the written disclosures and the letter from the independent accountant required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit/Finance Committee concerning independence; and (4) discussed with the independent accountant its independence, and considered whether the provision of non-audit services to Acxiom was compatible with such independence.

Based on the reviews and discussions referred to above, the Audit/Finance Committee recommended to the Board of Directors that the audited financial statements for the year ended March 31, 2013, be included in Acxiom’s Annual Report on Form 10-K for the year ended March 31, 2013, for filing with the SEC.

Audit/Finance Committee

Kevin M. Twomey, Chairman
William T. Dillard II
Richard P. Fox
Ann Die Hasselmo

RELATED-PARTY TRANSACTIONS

The Governance/Nominating Committee of the Board of Directors has the responsibility of reviewing and approving any transaction required to be disclosed as a related-party transaction under SEC rules and regulations.  As provided in the committee’s charter, no related-party transaction will be approved unless it is deemed by the committee to be commercially reasonable and in the best interests of, or not inconsistent with the best interests of, the Company. Since the beginning of the Company’s past fiscal year, there were no reportable related-party transactions, and none are currently proposed.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Acxiom’s executive officers, directors, and the owners of more than 10 percent of our stock to file reports of ownership and changes in ownership with the SEC.  A copy of each report is furnished to Acxiom.  SEC regulations require us to identify anyone who has failed to timely file his or her Section 16(a) reports.  Based solely on our review of reports furnished to us and the written representations that no other reports were required during the fiscal year ended March 31, 2013, we believe that all Section 16(a) filing requirements were met during the last fiscal year.

STOCKHOLDER PROPOSALS

It is currently anticipated that the 2014 Annual Meeting of Acxiom stockholders will be held on August 5, 2014.  Stockholders who intend to present proposals at the 2014 Annual Meeting and who wish to have those proposals included in Acxiom’s proxy statement for the 2014 Annual Meeting must ensure that those proposals are received by the Company’s Corporate Secretary at 601 E. Third Street, Little Rock, Arkansas 72201 on or before February 20, 2014.  Such proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for Acxiom’s 2014 Annual Meeting.

In addition, under Acxiom’s bylaws, stockholders who intend to submit a proposal regarding a director nomination or other matter of business at the 2014 Annual Meeting, and who do not intend to have such proposal  included in the Company’s proxy statement and form of proxy relating to the 2014 meeting pursuant to SEC regulations, must ensure that notice of any such proposal (including certain additional information specified in Acxiom’s bylaws) is received by the Company’s Corporate Secretary at the address specified above not earlier than May 8, 2014, nor later than June 7, 2014, to be considered timely.  Such proposals, and the additional information specified by the bylaws, must be submitted within this time period in order to be considered at the 2014 Annual Meeting.

EXPENSES OF SOLICITATION

Acxiom will bear the expense of preparing and mailing the proxy statement and related materials.  Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward the solicitation materials to our stockholders, and we will provide reimbursement for reasonable out-of-pocket expenses incurred by these third parties.  We have retained The Proxy Advisory Group, LLC, 18 East 41st Street, Suite 2000, New York, New York 10017 to assist in the mailing and solicitation of proxies for fees which are expected not to exceed $22,000.

HOUSEHOLDING OF PROXY MATERIALS

If you and other Acxiom stockholders share a mailing address, you may have received a single copy of Acxiom’s notice of Internet availability of proxy materials and, if applicable, this proxy statement and the annual report.  This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs.  Unless the Company has received contrary instructions from you or the other stockholders sharing your address that you did not want to participate in householding, you are deemed to have consented to it.  Each stockholder will continue to receive a separate proxy card or voting instruction form.

If you would like to receive an extra copy of the annual report or this proxy statement, we will send a copy to you by mail upon request to the Corporate Secretary, 601 East Third Street, Little Rock, Arkansas 72201, or by calling 501-342-0519.  Each document is also available in digital form for download or review in the “Investor Relations” section of our website at www.acxiom.com and at http://www.edocumentview.com/ACX.

If you would like to revoke your consent to householding and in the future receive your own set of proxy materials, or if your household is currently receiving multiple copies of the proxy materials and you would like in the future to receive only a single set of proxy materials at your address, you may be able to do so by contacting the Broadridge Householding Department by mail at 51 Mercedes Way, Edgewood, NY 11717, or by calling 1-800-542-1061, and providing your name, the name of each of your brokerage firms or banks where your shares are held, and your account numbers.  If this option is not available to you, please contact your custodian bank or broker directly.  The revocation of a consent to householding will be effective 30 days following its receipt.  You may also have an opportunity to opt in or opt out of householding by following the instructions on your voting instruction form or by contacting your bank or broker.

OTHER MATTERS

The Board does not intend to present any items of business other than those listed in the Notice of Annual Meeting of Stockholders above.  If other matters are properly brought before the meeting, the persons named in the accompanying proxy will vote the shares represented by it in accordance with their best judgment.  Discretionary authority to vote on other matters is included in the proxy.  The materials referred to in this proxy statement under the captions “Compensation Committee Report” and “Audit/Finance Committee Report” shall not be deemed soliciting material or otherwise deemed filed and shall not be deemed to be incorporated by any general statement of incorporation by reference in any filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

By Order of the Board of Directors

/s/ Catherine L. Hughes
Catherine L. Hughes
Corporate Governance Officer & Secretary

Little Rock, Arkansas
June 20, 2013

APPENDIX A

AMENDED AND RESTATED
2005 EQUITY COMPENSATION PLAN
OF
ACXIOM CORPORATION

1. Establishment and Purpose.  This Amended and Restated 2005 Equity Compensation Plan of Acxiom Corporation (the “Plan”) was originally established under the name of the 2000 Associate Stock Option Plan of Acxiom Corporation.  The Plan has been amended from time to time and hereby is amended and restated as set forth herein, effective May 13, 2013, subject to the approval of Acxiom Corporation (“Company”) stockholders.  The purpose of the Plan is to further the growth and development of the Company and any of its present or future Subsidiaries and Affiliated Companies (as defined below) by allowing certain Associates (as defined below) to acquire or increase equity ownership in the Company, thereby offering such Associates a proprietary interest in the Company’s business and a more direct stake in its continuing welfare, and aligning their interests with those of the Company’s stockholders.  The Plan is also intended to assist the Company in attracting and retaining talented Associates, who are vital to the continued development and success of the Company.

2. Definitions.  The following capitalized terms, when used in the Plan, have the following meanings:

(a) “Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time.

(b)    “Affiliated Company” means any corporation, limited liability company, partnership, limited liability partnership, joint venture or other entity in which the Company or any of its Subsidiaries has an ownership interest.

(c)   “Associate” means any employee, officer (whether or not also a director), director, affiliate, independent contractor or consultant of the Company, a Subsidiary or an Affiliated Company who renders those types of services which tend to contribute to the success of the Company, its Subsidiaries or its Affiliated Companies, or which may reasonably be anticipated to contribute to the future success of the
Company, its Subsidiaries or its Affiliated Companies.

(d)    “Award” means the grant, pursuant to the Plan, of any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Awards, Performance Share, Performance Unit, Qualified Performance-Based Award, or Other Stock Unit Award.  The terms and conditions applicable to an Award shall be set forth in applicable Grant Documents.

(e)    “Award Agreement” means any written or electronic agreement, contract, or other document or instrument evidencing any Award granted by the Committee or the Board hereunder, which may, but need not, be executed or acknowledged by both the Company and the Participant.

(f) “Board” means the Board of Directors of the Company.

(g) “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time.

(h)    “Common Stock” means the common stock, par value $.10 per share, of the Company or any security into which such common stock may be changed by reason of any transaction or event of the type described in Section 15 of the Plan.

(i)    “Committee” means the Compensation Committee of the Board (as well as any successor to the Compensation Committee and any Company officers to whom authority has been lawfully delegated by the Compensation Committee).  All of the members of the Committee, which may not be less than two, are intended at all times to qualify as “outside directors” within the meaning of Section 162(m) of the Code and

“Non-Employee Directors” within the meaning of Rule 16b-3, and each of whom is “independent” as set forth in the applicable rules and regulations of the Securities and Exchange Commission and/or Nasdaq or any stock exchange upon which the Shares may be listed in the future; provided, however, that the failure of a member of such Committee to so qualify shall not be deemed to invalidate any Award granted by such Committee.

(j)           “Covered Associate” shall mean a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

(k)           “Date of Grant” means the date specified by the Committee or the Board, as applicable, on which a grant of an Award will become effective.

(l)           “Exercise Period” means the period during which an Option shall vest and become exercisable by a Participant (or his or her representatives or transferees) as specified in Section 6(c) below.

(m)           “Exercise Price” means the purchase price per share payable upon exercise of an Option.

(n)           “Fair Market Value” means, as of any applicable determination date or for any applicable determination period, the closing price of the Company’s Common Stock as reported by Nasdaq (or any other stock exchange upon which the Common Stock may be listed for trading).

(o)           “Grant Documents” means any written or electronic Award Agreement, memorandum, notice, and/or other document or instrument evidencing the terms and conditions of the grant of an Award by the Committee or the Board under the Plan, which may, but need not, be executed or acknowledged by both the Company and the Participant.

(p)           “Incentive Stock Option” means an Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(q)           “Legal Requirements” means any laws, or any rules or regulations issued or promulgated by the Internal Revenue Service (including Section 422 of the Code), the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., Nasdaq (or any other stock exchange upon which the Common Stock may be listed for trading), or any other governmental or quasi-governmental agency having jurisdiction over the Company, the Common Stock, or the Plan.

(r)           “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.

(s)           “Option” means an option granted to a Participant pursuant to the Plan to acquire a certain number of Shares at such price(s) and during such period(s) and under such other terms and conditions as the Committee or Board shall determine from time to time.

(t)           “Other Stock Unit Award” means any right granted to a Participant by the Committee or Board pursuant to Section 10 hereof.

(u)           “Participant” means an Associate who is selected by the Committee or the Board to receive an Award under the Plan.

(v)           “Performance Award” means any Award of Performance Shares or Performance Units pursuant to Section 9 hereof.

(w)           “Performance Goals” means the pre-established objective performance goals established by the Committee for each Performance Period.  The Performance Goals may be based upon the performance of the Company (or a division, organization or other business unit thereof), a Subsidiary, an Affiliated Company, or of an individual Participant, using one or more of the Performance Measures selected by the Committee in its discretion.  Performance Goals may be set at a specific level, or may be expressed as a relative percentage to the comparable measure at comparison companies or a defined index.  Performance Goals shall, to the extent applicable, be based upon generally accepted accounting principles, but shall be adjusted by the Committee to take into account the effect of the following:  changes in accounting standards that may be required by the Financial Accounting Standards Board after the Performance Goal is established; realized investment gains and losses; extraordinary, unusual, non-recurring, or infrequent items; “non-gaap financial measures” that have been included in Acxiom’s quarterly earnings releases and disclosed to investors in accordance with SEC regulations; and other items as the Committee determines to be required so that the operating results of the Company (or a division, organization or other business unit thereof), a Subsidiary or an Affiliated Company shall be computed on a comparative basis from Performance Period to Performance Period.  Determinations made by the Committee shall be based on relevant objective information and/or financial data, and shall be final and conclusive with respect to all affected parties.

(x)           “Performance Measures” means one or more of the following criteria, on which Performance Goals may be based:  (a) earnings (either in the aggregate or on a per-Share basis, reflecting dilution of Shares as the Committee deems appropriate and, if the Committee so determines, net of or including dividends) before or after interest and taxes (“EBIT”) or before or after interest, taxes, depreciation, and amortization (“EBITDA”); (b) gross or net revenue or changes in annual revenues; (c) cash flow(s) (including operating, free or net cash flows); (d) financial return ratios; (e) total stockholder return, stockholder return based on growth measures or the attainment by the Shares of a specified value for a specified period of time, (f) Share price, or Share price appreciation; (g) earnings growth or growth in earnings per Share; (h) return measures, including return or net return on assets, net assets, equity, capital, investment, or gross sales; (i) adjusted pre-tax margin; (j) pre-tax profits; (k) operating margins; (l) operating profits; (m) operating expenses; (n) dividends; (o) net income or net operating income; (p) growth in operating earnings or growth in earnings per Share; (q) value of assets; (r) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas; (s) aggregate product price and other product measures; (t) expense or cost levels, in each case, where applicable, determined either on a company-wide basis or in respect of any one or more specified divisions; (u) reduction of losses, loss ratios or expense ratios; (v) reduction in fixed costs; (w) operating cost management; (x) cost of capital; (y) debt reduction; (z) productivity improvements; (aa) satisfaction of specified business expansion goals or goals relating to acquisitions or divestitures; (bb) customer satisfaction based on specified objective goals or a Company-sponsored customer survey; or (cc) Associate diversity goals.

Performance Measures may be applied on a pre-tax or post-tax basis, and may be based upon the performance of the Company (or a division, organization or other business unit thereof), a Subsidiary, an Affiliated Company, or of an individual Participant.  The Committee may, at time of grant, in the case of an Award intended to be a Qualified Performance-Based Award, and in the case of other grants, at any time, provide that the Performance Goals for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts, and any unusual nonrecurring gain or loss.

(y)           “Performance Period” means that period established by the Committee or the Board at the time any Award is granted or at any time thereafter during which any performance goals specified by the Committee or the Board with respect to such Award are to be measured.

(z)           “Performance Share” means any grant pursuant to Section 9 hereof of a right to receive the value of a Share, or a portion or multiple thereof, which value may be paid to the Participant by delivery of such property as the Committee or Board shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee or the Board shall establish at the time of such grant or thereafter.

(aa)           “Performance Unit” means any grant pursuant to Section 9 hereof of a right to receive the value of property other than a Share, or a portion or multiple thereof, which value may be paid to the Participant by delivery of such property as the Committee or Board shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such Performance Goals during the Performance Period as the Committee or the Board shall establish at the time of such grant or thereafter.

(bb)           “Qualified Performance-Based Award” means an Award to a Covered Associate who is a salaried employee of the Company or to an Associate that the Committee determines may be a Covered Associate at the time the Company would be entitled to a deduction for such Award, which Award is intended to provide “qualified performance-based compensation” within the meaning of Code Section 162(m).

(cc)           “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge, or assign such Share and with such other restrictions as the Committee or the Board, in their sole discretion, may impose (including, without limitation, any forfeiture condition or any restriction on the right to vote such Share, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee or the Board may deem appropriate.

(dd)           “Restricted Stock Award” means an award of Restricted Stock or Restricted Stock Units under Section 8 hereof.

(ee)           “Restricted Stock Unit” means a right awarded to a Participant that, subject to Section 8(c), may result in the Participant’s ownership of Shares upon, but not before, the lapse of restrictions related thereto.

(ff)           “Restriction Period” means the period of time specified by the Committee or Board pursuant to Sections 8 and 10 below.

(gg)           “Rule 16b-3” means Rule 16b-3 under Section 16 of the Act, as such Rule may be in effect from time to time.

(hh)           “Shares” means the shares of  Common Stock of the Company, $.10 par value.

(ii)           “Stock Appreciation Right” means the right pursuant to an Award granted under Section 7 of the Plan, to surrender to the Company all (or a portion) of such right and, if applicable, a related Option, and receive cash or shares of Common Stock in accordance with the provisions of Section 7.

(jj)           “Strike Price” shall have the meaning set forth for such term in Section 7(b) of the Plan.

(kk)           “Subsidiary” means any corporation, limited liability company, partnership, limited liability partnership, joint venture or other entity in which the Company owns or controls, directly or indirectly, not less than 50% of the total combined voting power or equity interests represented by all classes of stock, membership or other interests issued by such corporation, limited liability company, partnership, limited liability partnership, joint venture or other entity.

(ll)           “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or with which the Company combines.

(mm)           “UK Addendum” means the addendum set forth on Schedule A.

3. Administration.  The Plan shall be administered by the Committee and the Board.  Except as otherwise provided herein, each of the Committee or the Board has the full authority and discretion to administer the Plan, and to take any action that is necessary or advisable in connection with the administration of the Plan including, without limitation, the authority and discretion to:

(a)	select the Associates eligible to become Participants under the Plan;

(b)	determine whether and to what extent Awards are to be granted;

(c)	determine the number of Shares to be covered by each grant;

(d)
determine the terms and conditions, not inconsistent with the terms of the Plan, of any grant hereunder (including, but not limited to, the term of the Award, the Exercise Price or Strike Price and any restriction, limitation, procedure, or deferral related thereto, provisions relating to the effect upon the Award of a Participant’s cessation of employment, acceleration of vesting, forfeiture provisions regarding an Award and/or the profits received by any Participant from receiving an Award of exercising an Option or Stock Appreciation Right, and any other terms and conditions regarding any Award, based in each case upon such guidelines and factors as the Committee or Board shall determine from time to time in their sole discretion);

(e)
determine whether, to what extent and under what circumstances grants under the Plan are to be made and operate, whether on a tandem basis or otherwise, with other grants or awards (whether equity or cash based) made by the Company under or outside of the Plan; and

(f)	delegate to one or more officers of the Company the right to grant Awards under the Plan, provided that such delegation is made in accordance with the provisions of applicable state and federal laws.

Each of the Committee and the Board shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award granted under thereunder (and any Grant Documents relating thereto); and to otherwise supervise the administration of the Plan.

Each of the Committee and the Board shall also have the authority to provide, in their discretion, for the rescission, forfeiture, cancellation or other restriction of any Award granted under the Plan, or for the forfeiture, rescission or repayment to the Company by a Participant or former Participant of any profits or gains related to any Award granted hereunder, or other limitations, upon the occurrence of such prescribed events and under such circumstances as the Committee or the Board shall deem necessary and reasonable for the benefit of the Company; provided, however, that this provision shall have no application after a change in control transaction (as defined below in Section 11) has occurred.

All decisions made by the Committee and the Board pursuant to the provisions of the Plan shall be made in the Committee’s or Board’s sole discretion and shall be final and binding on all persons including the Company and any Participant.  No member of the Committee or Board will be liable for any such action or determination made in good faith.

Notwithstanding any provision of the Plan to the contrary, the Committee shall have the exclusive authority and discretion to award, administer or otherwise take any action required or permitted to be taken with respect to Qualified Performance-Based Awards or under any provisions of the Plan with respect to Awards that are intended to comply with the requirements of Section 162(m) of the Code.

4. Shares Subject to the Plan.

(a)
The total number of Shares which may be issued pursuant to the Plan shall not exceed 24,325,000 million Shares.  Such Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares, as determined in the discretion of the Committee or the Board.

(b)
If any Award made under the Plan is forfeited, any Option (and the related Stock Appreciation Right, if any), or any Stock Appreciation Right not related to an Option terminates, expires or lapses without being exercised, or any Stock Appreciation Right is exercised for cash, the Shares subject to such Awards that are, as a result, not delivered to the Participant shall again be available for delivery in connection with Awards.  If a Stock Appreciation Right is exercised, only the number of Shares issued will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.  If the Exercise Price of any Option is satisfied by delivering Shares to the Company (by either actual delivery or by attestation), only the number of Shares issued net of the Shares delivered or attested to shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery pursuant to Awards under the Plan.  To the extent any Shares subject to an Award are not delivered to a Participant because such Shares are used to satisfy an applicable tax withholding obligation, such Shares shall again be available for delivery in connection with Awards; provided, further, that only Shares that are used to satisfy an applicable tax withholding obligation upon exercise of an Option shall again be available for delivery pursuant to Incentive Options.

(c)	Shares available for issuance or reissuance under the Plan will be subject to adjustment as provided in Section 15 below.

5.           Eligible Participants.  All Associates shall be eligible to receive Awards and thereby become Participants in the Plan, regardless of such Associate’s prior participation in the Plan or any other benefit plan of the Company, provided that (1) only Associates who are employees of the Company or a Subsidiary may receive Incentive Stock Options; and (2) for any Performance Period for which Awards are intended to be Qualified Performance-Based Awards to eligible classes of Associates as set forth in Section 13, the Committee shall designate the Associates eligible to be granted Awards no later than the 90th day after the start of the fiscal year (or in the case of a Performance Period based upon a time period other than a fiscal year, no later than the date 25% of the Performance Period has elapsed).  No executive officer named in the Summary Compensation Table of the Company’s then current Proxy Statement shall be eligible to receive in excess of 400,000 Options or Stock Appreciation Rights in any one-year period.

6.           Options.

(a)
Grant of Options.  The Committee, the Board or their lawful designees may from time to time authorize grants of Options to any Participant upon such terms and conditions as the Committee or Board  may determine in accordance with the provisions set forth in the Plan.  Each grant will specify, among other things, the number of Shares to which it pertains; the Exercise Price, the form of payment to be made by the Participant for the shares purchased upon exercise of any Option; the required period or periods (if any) of continuous service by the Participant with the Company, a Subsidiary or an Affiliated Company and/or any other conditions to be satisfied before the Options or installments thereof will vest and become exercisable.  Options granted under the Plan may be either Non-Qualified Options or Incentive Stock Options.

Notwithstanding any provision of the Plan to the contrary, the aggregate Fair Market Value (as determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed the maximum amount specified by Section 422 of the Code, as amended from time to time (currently $100,000).

Each Option granted under this Plan will be evidenced by Grant Documents delivered to the Participant containing such further terms and provisions, not inconsistent with the Plan, as the Committee or Board may approve in their discretion.

(b)	Exercise Price.
(i)
The Exercise Price for each share of Common Stock purchasable under any Option shall be not less than 100% of the Fair Market Value per share on the Date of Grant as the Committee or Board shall specify.  All such Exercise Prices shall be subject to adjustment as provided for in Section 15 hereof.

(ii)
If any Participant to whom an Incentive Stock Option is to be granted under the Plan is on the Date of Grant the owner of stock (as determined under Section 425(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any one of its Subsidiaries or Affiliated Companies, then the Exercise Price per share of Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock on the Date of Grant.

(c)
Exercise Period.  Subject to Section 11 hereof, the period during which an Option shall vest and become exercisable by a Participant (or his or her representative(s) or transferee(s)) whether during or after employment or following death, retirement or disability (the “Exercise Period”) shall be such period of time as may be designated by the Committee or the Board as set forth in the Committee’s or Board’s applicable rules, guidelines and practices governing the Plan and/or in the Grant Documents executed in connection with such Option.  If the Committee or Board provides, in their sole discretion, that any Option is exercisable only in installments, the Committee or Board may waive or accelerate such installment exercise provisions at any time at or after grant in whole or in part, based upon such factors as the Committee or Board shall determine, in their sole discretion.

The maximum duration of any Incentive Stock Option granted under the Plan shall be ten (10) years from the Date of Grant (and no such Incentive Stock Option shall be exercisable after the expiration of such (10) year period), unless the Incentive Stock Option is granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company, in which case the term may not exceed five (5) years from the Date of Grant.  The duration of Non-Qualified Stock Options shall be for such period as determined by the Committee or Board in its sole discretion, not to exceed ten years.

(d)
Exercise of Option.  Subject to Section 11 hereof, an Option may be exercised by a Participant at any time and from time to time during the Exercise Period by giving written notice of such exercise to the Company specifying the number of shares of Common Stock to be purchased by the Participant.  Such notice shall be accompanied by payment of the Exercise Price in accordance with subsection (e) below.

(e)
Payment for Shares.  Full payment of the Exercise Price for the Shares purchased upon exercise of an Option, together with the amount of any tax or excise due in respect of the sale and issue thereof, may be made in one of the following forms of payment:

(i)	Cash, by check or electronic funds transfer;
(ii)
Pursuant to procedures approved by the Company, through the sale (or margin) of Shares acquired upon exercise of the Option through a broker-dealer to whom the Participant has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale (or if applicable margin loan) proceeds sufficient to pay for the Exercise Price, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by reason of such exercise;

(iii)
By delivering previously-owned shares of Common Stock owned by the Participant for a period of at least six months having a Fair Market Value on the date upon which the Participant exercises his or her Option equal to the Exercise Price, or by delivering a combination of cash and shares of Common Stock equal to the aggregate Exercise Price;

(iv)
By authorizing the Company to withhold a number of shares of Common Stock otherwise issuable to the Participant upon exercise of an Option having an aggregate Fair Market Value on the date upon which the Participant exercises his or her Option equal to the aggregate Exercise Price; or

(v)	By any combination of the foregoing.

Provided, however, that the payment methods described in clause (iv) immediately above shall not be available to a Participant without the prior consent of either the Committee or its authorized designee(s), or if at any time the Company is prohibited from purchasing or acquiring Shares under applicable law.  The Committee or the Board may permit a Participant to exercise an Option and defer the issuance of any Shares, subject to such rules and procedures as the Committee or Board may establish.

The Company will issue no certificates for Shares until full payment of the Exercise Price has been made, and a Participant shall have none of the rights of a stockholder until certificates for the Shares purchased are issued; provided however, that for purposes of this Section 6, full payment shall be deemed to have been received by the Company upon evidence of delivery to a broker-dealer of the irrevocable instructions contemplated by clause (ii) immediately above.

(f)
Withholding Taxes.  The Company may require a Participant exercising a Non-Qualified Stock Option or Stock Appreciation Right granted hereunder to reimburse the Company (or the entity which employs the Participant) for taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance of the Shares.  Such withholding requirements may be satisfied by any one of the following methods:

(i)	A Participant may deliver cash in an amount which would satisfy the withholding requirement;

(ii)	A Participant may deliver previously-owned Shares (based upon the Fair Market Value of the Common Stock on the date of exercise) in an amount which would satisfy the withholding requirement; or

(iii)
With the prior consent of either the Committee or the Board, or its authorized designees, a Participant may request that the Company (or the entity which employs the Participant) withhold from the number of Shares otherwise issuable to the Participant upon exercise of an Option such number of Shares (based upon the Fair Market Value of the Common Stock on the date of exercise) as is necessary to satisfy the withholding requirement.

(g)
Conditions to Exercise of Options.  The Committee or the Board may, in their discretion, require as conditions to the exercise of Options or Stock Appreciation Rights and the issuance of shares thereunder either (a) that a registration statement under the Securities Act of 1933, as amended, with respect to the Options or Stock Appreciation Rights and the shares to be issued upon the exercise thereof, containing such current information as is required by the Rules and Regulations under said Act, shall have become, and continue to be, effective; or (b) that the Participant or his or her transferee(s) (i) shall have represented, warranted and agreed, in form and substance satisfactory to the Company, both that he or she is acquiring the Option or Stock Appreciation Right and, at the time of exercising the Option or Stock Appreciation Right, that he or she is acquiring the shares for his/her own account, for investment and not with a view to or in connection with any distribution; (ii) shall have agreed to restrictions on transfer, in form and substance satisfactory to the Company; and (iii) shall have agreed to an endorsement which makes appropriate reference to such representations, warranties, agreements and restrictions both on the option and on the certificate representing the shares.

(h)	Use of Proceeds. Proceeds realized from the sale of Common Stock pursuant to Options granted hereunder shall constitute general funds of the Company.

7.           Stock Appreciation Rights.

(a)
When granted, Stock Appreciation Rights may, but need not be, identified with a specific Option (including any Option granted on or before the Date of Grant of the Stock Appreciation Rights) in a number equal to or different from the number of Stock Appreciation Rights so granted.  If Stock Appreciation Rights are identified with Shares subject to an Option, then, unless otherwise provided in the applicable Grant Documents, the Participant’s associated Stock Appreciation Rights shall terminate upon the expiration, termination, forfeiture or cancellation of such Stock Option or the exercise of such Option.

(b)
The Strike Price of any Stock Appreciation Right shall (i) for any Stock Appreciation Right that is identified with an Option, equal the Exercise Price of such Option, or (ii) for any other Stock Appreciation Right, be not less than 100% of the Fair Market Value of a Share of Common Stock on the Date of Grant as the Committee or Board shall specify.  The duration of any Stock Appreciation Right shall be for such period as determined by the Committee or Board in its sole discretion, not to exceed ten years.

(c)
Subject to Section 11 hereof, (i) each Stock Appreciation Right which is identified with any Option grant shall vest and become exercisable by a Participant as and to the extent that the related Option with respect to which such Stock Appreciation Right is identified may be exercised; and (ii) each other Stock Appreciation Right shall vest and become exercisable by a Participant, whether during or after employment or following death, retirement or disability, at such time or times as may be designated by the Committee or Board as set forth in the applicable rules, guidelines and practices governing the Plan and/or the Grant Documents executed in connection with such Stock Appreciation Right.

(d)
Subject to Section 11 hereof, Stock Appreciation Rights may be exercised by a Participant by delivery to the Company of written notice of intent to exercise a specific number of Stock Appreciation Rights.  Unless otherwise provided in the applicable Grant Documents, the exercise of Stock Appreciation Rights which are identified with Shares of Common Stock subject to an Option shall result in the cancellation or forfeiture of such Option to the extent of the exercise of such Stock Appreciation Right.

(e)
The benefit to the Participant for each Stock Appreciation Right exercised shall be equal to (i) the Fair Market Value of a Share of Common Stock on the date of exercise, minus (ii) the Strike Price of such Stock Appreciation Right.  Such benefit shall be payable in cash, except that the Committee or Board may provide in the applicable rules, guidelines and practices governing the Plan and/or the Grant Documents that benefits may be paid wholly or partly in Shares of Common Stock.

8.           Restricted Stock Awards.

(a)
Issuance.  A Restricted Stock Award shall be subject to restrictions imposed by the Committee or the Board during a period of time specified by the Committee or Board (the “Restriction Period”).  Restricted Stock Awards may be issued hereunder to Participants for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan.  The provisions of Restricted Stock Awards need not be the same with respect to each Participant.

(b)	Restricted Stock.

          (i)           The Company may grant Restricted Stock to those Associates the Committee or the Board may select in their sole discretion.  Each Award of Restricted Stock shall have those terms and conditions that are expressly set forth in or are required by the Plan and the Grant Documents as the Committee or the Board may determine in their discretion.

(ii)           While any restriction applies to any Participant’s Restricted Stock, (a) unless the Committee or the Board provides otherwise, the Participant shall receive the dividends paid on the Restricted Stock and shall not be required to return those dividends to the Company in the event of the forfeiture of the Restricted Stock; (b) the Participant shall receive the proceeds of the Restricted Stock in any stock split, reverse stock split, recapitalization, or other change in the capital structure of the Company, which proceeds shall automatically and without need for any other action become Restricted Stock and be subject to all restrictions then existing as to the Participant’s Restricted Stock; and (c) the Participant shall be entitled to vote the Restricted Stock during the Restriction Period.

(iii)           The Restricted Stock will be delivered to the Participant subject to the understanding that while any restriction applies to the Restricted Stock, the Participant shall not have the right to sell, transfer, assign, convey, pledge, hypothecate, grant any security interest in or mortgage on, or otherwise dispose of or encumber any shares of Restricted Stock or any interest therein.  As a result of the retention of rights in the Restricted Stock by the Company, except as required by any applicable law, neither any shares of the Restricted Stock nor any interest therein shall be subject in any manner to any forced or involuntary sale, transfer, conveyance, pledge, hypothecation, encumbrance, or other disposition or to any charge, liability, debt, or obligation of the Participant, whether as the direct or indirect result of any action of the Participant or any action taken in any proceeding, including any proceeding under any bankruptcy or other creditors’ rights law.  Any action attempting to effect any transaction of that type shall be void.

(iv)           Unless other provisions are specified in the Grant Documents or Plan guidelines which may be adopted by the Committee or the Board from time to time, any Restricted Stock held by the Participant at the time the Participant ceases to be an Associate for any reason shall be forfeited by the Participant to the Company and automatically re-conveyed to the Company.

(v)           The Committee or the Board may withhold, in accordance with Section 16(f) hereof, any amounts necessary to collect any withholding taxes upon any taxable event relating to Restricted Stock.

(vi)           The making of an Award of Restricted Stock and delivery of any Restricted Stock is subject to compliance by the Company with all applicable laws.  The Company need not issue or transfer Restricted Stock pursuant to the Plan unless the Company’s legal counsel has approved all legal matters in connection with the delivery of the Restricted Stock.

(vii)           The Restricted Stock will be book-entry Shares only unless the Committee or the Board decides to issue certificates to evidence any shares of Restricted Stock.  The Company may place stop-transfer instructions with respect to all Restricted Stock on its stock transfer records.

(viii)           At the time of grant of Restricted Stock (or at such earlier or later time as the Committee or the Board determines to be appropriate in light of the provisions of Code Section 409A), the Committee or the Board may permit a Participant of an Award of Restricted Stock to defer receipt of his or her Restricted Stock in accordance with rules and procedures established by the Committee or the Board.  Alternatively, the Committee or the Board may, in their discretion and at the times provided above, permit an individual who would have been a Participant with respect to an Award of Restricted Stock, to elect instead to receive an equivalent Award of Restricted Stock Units, and the Committee or the Board may permit the Participant to elect to defer receipt of Shares under the Restricted Stock Units in accordance with Section 8(c)(viii).

(ix)           The minimum Restriction Period applicable to any Award of Restricted Stock that is not subject to performance conditions restricting the grant size, the transfer of the shares, or the vesting of the award shall be two (2) years from the date of grant; provided, however, that a Restriction Period of less than two (2) years may be approved under the Plan for such Awards with respect to up to a total of 100,000 Shares.

(c)	Restricted Stock Units.

(i)    The Company may grant Restricted Stock Units to those Associates as the Committee or the Board may select in its sole discretion.  Restricted Stock Units represent the right to receive Shares in the future, at such times, and subject to such conditions as the Committee or the Board shall determine.  The restrictions imposed shall take into account potential tax treatment under Code Section 409A.

(ii)           Until the Restricted Stock Unit is released from restrictions and any Shares subject thereto are delivered to the Participant, the Participant shall not have any beneficial ownership in any Shares subject to the Restricted Stock Unit, nor shall the Participant have the right to sell, transfer, assign, convey, pledge, hypothecate, grant any security interest in or mortgage on, or otherwise dispose of or encumber any Restricted Stock Unit or any interest therein.  Except as required by any law, no Restricted Stock Unit nor any interest therein shall be subject in any manner to any forced or involuntary sale, transfer, conveyance, pledge, hypothecation, encumbrance, or other disposition or to any charge, liability, debt, or obligation of the Participant, whether as the direct or indirect result of any action of the Participant or any action taken in any proceeding, including any proceeding under any bankruptcy or other creditors’ rights law.  Any action attempting to effect any transaction of that type shall be void.

(iii)           Upon the lapse of the restrictions, the Participant holder of Restricted Stock Units shall, except as noted below, be entitled to receive, as soon as administratively practical, (a) that number of Shares subject to the Award that are no longer subject to restrictions, (b) cash in an amount equal to the Fair Market Value of the number of Shares subject to the Award that are no longer subject to restrictions, or (c) any combination of Shares and cash, as the Committee or the Board shall determine in their sole discretion, or shall have specified at the time the Award was granted.

(iv)           Restricted Stock Units and the entitlement to Shares, cash, or any combination thereunder will be forfeited and all rights of a Participant to such Restricted Stock Units and the Shares thereunder will terminate if the applicable restrictions are not satisfied.

(v)           A Participant holder of Restricted Stock Units is not entitled to any rights of a holder of the Shares (e.g., voting rights and dividend rights), prior to the receipt of such Shares pursuant to the Plan.  The Committee or the Board may, however, provide in the Grant Documents that the Participant shall be entitled to receive dividend equivalent payments on Restricted Stock Units, on such terms and conditions as the Grant Documents may specify.

(vi)           The Committee or the Board may withhold, in accordance with Section 16(f) hereof, any amounts necessary to collect any withholding taxes upon any taxable event relating to any Restricted Stock Units.

(vii)           The granting of Restricted Stock Units and the delivery of any Shares is subject to compliance by the Company with all applicable laws.

(viii)           At the time of grant of Restricted Stock Units (or at such earlier or later time as the Committee or the Board determines to be appropriate in light of the provisions of Code Section 409A), the Committee or the Board may permit a Participant to elect to defer receipt of the Shares or cash to be delivered upon lapse of the restrictions applicable to the Restricted Stock Units in accordance with rules and procedures that may be established from time to time by the Committee or the Board.  Such rules and procedures shall take into account potential tax treatment under Code Section 409A, and may provide for payment in Shares or cash.

9.           Performance Awards.

(a)
Grant.  The Company or the Board may grant Performance Awards to Associates on any terms and conditions the Committee or the Board deem desirable.  Each Award of Performance Awards shall have those terms and conditions that are expressly set forth in, or are required by, the Plan and the Grant Documents.

(b)
Performance Goals.  The Committee or the Board may set Performance Goals which, depending on the extent to which they are met during a Performance Period, will determine the number of Performance Shares or Performance Units that will be delivered to a Participant at the end of the Performance Period.  The Performance Goals may be set at threshold, target, and maximum performance levels, and the number of Performance Shares or Units to be delivered may be tied to the degree of attainment of the various performance levels specified under the various Performance Goals during the Performance Period, which may not be less than one year.  No payment shall be made with respect to a Performance Share if any specified threshold performance level is not attained.

(c)
Beneficial Ownership.  A Participant receiving a Performance Award shall not have any beneficial ownership in any Shares subject to such Award until Shares are delivered in satisfaction of the Award, nor shall the Participant have the right to sell, transfer, assign, convey, pledge, hypothecate, grant any security interest in or mortgage on, or otherwise dispose of or encumber any Performance Award or any interest therein.  Except as required by any law, neither the Performance Award nor any interest therein shall be subject in any manner to any forced or involuntary sale, transfer, conveyance, pledge, hypothecation, encumbrance, or other disposition or to any charge, liability, debt, or obligation of the Participant, whether as the direct or indirect result of any action of the Participant or any action taken in any proceeding, including any proceeding under any bankruptcy or other creditors’ rights law.  Any action attempting to effect any transaction of that type shall be void.

(d)
Determination of Achievement of Performance Awards.  The Committee or the Board shall, promptly after the date on which the necessary financial, individual or other information for a particular Performance Period becomes available, determine and certify the degree to which each of the Performance Goals have been attained.

(e)
Payment of Performance Awards.  After the applicable Performance Period has ended, a recipient of a Performance Award shall be entitled to payment based on the performance level attained with respect to the Performance Goals applicable to the Performance Award.  Performance Awards shall be settled as soon as practicable after the Committee or Board determines and certifies the degree of attainment of Performance Goals for the Performance Period.  Subject to the terms and conditions of the Grant Documents, payment to a Participant with respect to a Performance Award may be made (a) in Shares, (b) in cash, or (c) any combination of Shares and cash, as the Committee or the Board may determine at any time in their sole discretion.

(f)
Limitation on Rights/Withholding.  A recipient of a Performance Award is not entitled to any rights of a holder of the Shares (e.g. voting rights and dividend rights), prior to the receipt of such Shares pursuant to the Plan.  The Committee or the Board may, however, provide in the Grant Documents that the Participant shall be entitled to receive dividend equivalent payments in an amount commensurate with earned Performance Awards, on such terms and conditions as the Grant Documents may specify.  The Committee or the Board may withhold, in accordance with Section 16(f) hereof, any amounts necessary to collect any withholding taxes upon any taxable event relating to Performance Awards.

10.           Other Stock Unit Awards.  Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Stock Unit Awards”) may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan.  Other Stock Unit Awards may be paid in Shares, cash or any other form of property as the Committee or the Board may determine.  Subject to the provisions of the Plan, the Committee or the Board shall have sole and complete authority to determine the Associates to whom such Awards shall be made, the times at which such Awards shall be made, the number of Shares to be granted pursuant to such Awards, and all other terms and conditions of such Awards.  The provisions of Other Stock Unit Awards need not be the same with respect to each Participant.  For any Award or Shares subject to any Award made under this Section 10, the vesting of which is conditioned only on the passage of time, such Restriction Period shall be a minimum of two (2) years for full vesting.  Shares (including securities convertible into Shares) subject to Awards granted under this Section 10 may be issued for no cash consideration or for such minimum consideration as may be required by applicable law.

11.           Change in Control.  Notwithstanding any other provision of the Plan to the contrary, the Committee or Board may determine, in their discretion, that upon the occurrence of a transaction involving a merger or consolidation of the Company, a sale of all or substantially all of its assets, the acquisition of a significant percentage of the voting power of the Company, or such other form of transaction as the Committee or Board may determine from time to time to constitute a change in control of the Company, which shall not include preliminary transaction activities such as receipt of a letter of interest, receipt of a letter of intent or an agreement in principle, that (i) Stock Options and Stock Appreciation Rights may become immediately exercisable; (ii) restrictions and deferral limitations applicable to any Restricted Stock or Restricted Stock Unit Award may become free of all restrictions and limitations and become fully vested and transferable; (iii) all Performance Awards may be considered to be prorated, and any deferral or other restriction may lapse and such Performance Awards may be immediately settled or distributed; (iv) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards granted under the Plan may lapse and such Other Stock Unit Awards or such other Awards may become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the Award not previously forfeited or vested.

The Committee or the Board, in their discretion, may also determine that, upon the occurrence of such a change in control transaction, each Stock Option or Stock Appreciation Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share of Common Stock subject to such Stock Option or Stock Appreciation Right, an amount equal to the excess of the fair market value of the Shares immediately prior to the occurrence of such transaction (which shall be no less than the value being paid for such Shares pursuant to such transaction) over the Exercise Price or Strike Price, as applicable, of such Stock Option or Stock Appreciation Right; such amount shall be payable in cash, in one or more of the kinds of property payable in such transaction, or in a combination thereof, as the Committee or Board in their discretion shall determine.

12.           Transferability of Awards.

(a)	Incentive Stock Options granted under the Plan shall not be transferred by a Participant, except by will or by the laws of descent and distribution.

(b)
Other Awards (subject to the limitations in paragraph (c) below) granted under the Plan may be transferred by a Participant to:  (i) the Participant’s family members (whether related by blood, marriage, or adoption and including a former spouse); (ii) trust(s) in which the Participant’s family members have a greater than 50% beneficial interest; (iii) trusts, including but not limited to charitable remainder trusts, or similar vehicles established for estate planning and/or charitable giving purposes; and (iv) family partnerships and/or family limited liability companies which are controlled by the Participant or the Participant’s family members, such transfers being permitted to occur by gift or pursuant to a domestic relation order, or, only in the case of transfers to the entities described in clauses (i), (ii) and (iii) immediately above, for value.  The Committee or Board, or their authorized designees may, in their sole discretion, permit transfers of Awards to other persons or entities upon the request of a Participant.  Subsequent transfers of previously transferred Awards may only be made to one of the permitted transferees named above, unless the subsequent transfer has been approved by the Committee or the Board, or their authorized designee(s).  Otherwise, such transferred Awards may be transferred only by will or the laws of descent and distribution.

(c)
Notwithstanding the foregoing, if at the time any Option is transferred as permitted under this Section 12, a corresponding Stock Appreciation Right has been identified as being granted in tandem with such Option, then the transfer of such Option shall also constitute a transfer of

(d)	the corresponding Stock Appreciation Right, and such Stock Appreciation Right shall not be transferable other than as part of the transfer of the Option to which it relates.

(e)
Concurrently with any transfer, the transferor shall give written notice to the Plan’s then current Plan administrator of the name and address of the transferee, the number of shares being transferred, the Date of Grant of the Awards being transferred, and such other information as may reasonably be required by the administrator.  Following a transfer, any such Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer.  The provisions of the Plan and applicable Grant Documents shall continue to be applied with respect to the original Participant, and such Awards shall be exercisable by the transferee only to the extent that they could have been exercised by the Participant under the terms of the original Grant Documents.  The Company disclaims any obligation to provide notice to a transferee of any termination or expiration of a transferred Award.

13.	Code Section 162(m) Provisions and Award Limitations.

(a)
Notwithstanding any other provision of the Plan, (i) to the extent Awards to salaried employees (each an “eligible employee” for purposes of Code Section 162(m) and the Treasury Regulations thereunder with regard to stockholder approval of the material terms of the Performance Goals) are intended to be Qualified Performance-Based Awards; or (ii) if the Committee determines at the time any Award is granted to a salaried employee who is, or who may be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Associate, then the Committee may provide that this Section 13 is applicable to such Award.

(b)
If an Award is subject to this Section 13, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement or attainment of one or more objective Performance Goals as determined by the Committee, using one or more Performance Measures also as determined by the Committee.  Such Performance Goals shall be established by the Committee no later than 90 days after the beginning of the Performance Period to which the Performance Goals pertain and while the attainment of the Performance Goals is substantially uncertain, and in any event no later than the date on which 25% of the Performance Period has elapsed.

(c)
Notwithstanding any provision of this Plan (other than Section 11 or 14), with respect to any Award that is subject to this Section 13, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable Performance Goals except in the case of the death or disability of the Participant

(d)
The Committee shall have the power to impose such other restrictions on Awards subject to this Section 13 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) (4) (C) of the Code, or any successor provision thereto.  Whenever the Committee determines that it is advisable to grant or pay Awards that do not qualify as Qualified Performance-Based Awards, the Committee may make grants or payments without satisfying the requirements of Code Section 162(m).

(e)
Notwithstanding any provision of this Plan other than Section 15, commencing with calendar year 2005, (i) no Participant may be granted in any twelve (12) month period an aggregate amount of Options and/or Stock Appreciation Rights with respect to more than 400,000 Shares, and (ii) no Participant may be granted in any twelve (12) month period an aggregate amount of Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards or Other Stock Unit Awards, with respect to more than 400,000 Shares (or cash amounts based on the value of more than 400,000 Shares).

14.           Alteration, Termination, Discontinuance, Suspension, and Amendment.

(a)
The Committee or the Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without (i) stockholder approval if such approval is necessary to qualify for or comply with any tax or regulatory requirement for which or with which the Committee or Board deems it necessary or desirable to qualify or comply; or (ii) the consent of the affected Participant, if such action would impair the rights of such Participant under any outstanding Award.  Notwithstanding anything to the contrary herein, the Committee or the Board may make technical amendments to the Plan as may be necessary so as to have the Plan conform to any laws or regulations in any jurisdiction within or outside the United States, so long as stockholder approval of such technical amendments is not required.

(b)
The Committee or Board may amend the terms of any outstanding Award, prospectively or retroactively, except to the extent that such action would cause an Award subject to Section 13 not to qualify for the exemption from the limitation on deductibility imposed by Section 162(m)(4)(c) of the Code, and except that no such amendment shall impair the rights of any Participant without his or her consent.  Subject to the requirements of paragraph (c) below, the Committee or Board may, without the consent of the Participant, amend any Grant Documents evidencing an Option or Stock Appreciation Right granted under the Plan, or otherwise take action, to accelerate the time or times at which an Option or Stock Appreciation Right may be exercised; to extend the expiration date of an Award; to waive any other condition or restriction applicable to an Award or to the exercise of an Option or Stock Appreciation Right; to amend the definition of a change in control of the Company (if such a definition is contained in such Grant Documents) to expand the events that would result in a change in control and to add a change in control provision to such Grant Documents (if such provision is not contained in such Grant Documents); and may amend any such Grant Documents in any other respect with the consent of the Participant.

(c)
If an amendment would (i) materially increase the benefits to participants under the Plan, (ii) increase the aggregate number of Shares that may be issued under the Plan, or (iii) materially modify the requirements for participation in the Plan by materially increasing the class or number of persons eligible to participate in the Plan, then such amendment shall be subject to stockholder approval.

(d)
If required by any Legal Requirement, any amendment to the Plan or any Award will also be submitted to and approved by the requisite vote of the stockholders of the Company.  If any Legal Requirement requires the Plan to be amended, or in the event any Legal Requirement is amended or supplemented (e.g., by addition of alternative rules) to permit the Company to remove or lessen any restrictions on or with respect to an Award, the Board and the Committee each reserve the right to amend the Plan or any Grant Documents evidencing an Award  to the extent of any such requirement, amendment or supplement, and all Awards then outstanding will be subject to such amendment.

(e)
Notwithstanding any provision of the Plan to the contrary, the Committee or the Board may not, without prior approval of the stockholders of the Company, reprice any outstanding Option and/or Stock Appreciation Rights by either lowering the Exercise Price thereof or canceling such outstanding Stock Option and/or Stock Appreciation Rights in consideration of a grant having a lower Exercise Price or in exchange for awards or cash considerations.  This paragraph 14(e) is intended to prohibit the repricing of “underwater” Options without prior stockholder approval and shall not be construed to prohibit the adjustments provided for in Section 15 hereof.

(f)	The Plan may be terminated at any time by action of the Board. The termination of the Plan will not adversely affect the terms of any outstanding Award.

15.           Adjustment of Shares; Effect of Certain Transactions.  Notwithstanding any other provision of the Plan to the contrary, in the event of any change in the shares of Common Stock subject to the Plan or to any Award (through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, issuance of rights to subscribe, or change in capital structure), appropriate adjustments or substitutions shall be made by the Committee or the Board as to the (i) maximum number of shares of Common Stock subject to the Plan, (ii) maximum number of Shares of Common Stock for which Awards may be granted to any one Associate, and (iii) the number of Shares of Common Stock and price per share subject to outstanding Awards as shall be equitable to prevent dilution or enlargement of rights under previously granted Awards.  The determination of the Committee or Board as to these matters shall be conclusive; provided, however, that (i) any such adjustment with respect to an Incentive Stock Option and any related Stock Appreciation Right shall comply with the rules of Section 424(a) of the Code; and (ii) in no event shall any adjustment be made which would disqualify any Incentive Stock Option granted hereunder as an Incentive Stock Option for purposes of Section 422 of the Code.

16.           General Provisions.

(a)	No Associate or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Associates or Participants under the Plan.

(b)
Except to the extent that such action would cause an Award subject to Section 13 not to qualify for the exemption from the limitation on deductibility imposed by Section 162(m)(4)(c) of the Code, the Committee or Board shall be authorized to make adjustments in performance award criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles.  The Committee or Board may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect.  In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of or combination with another corporation or business entity, the Committee or Board may, in their discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

(c)
All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock transfer orders and other restrictions as the Committee or Board may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable state of Federal securities law, and the Committee or Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(d)
No Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee or the Board in their sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject.

(e)
The Committee or the Board shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred.  Subject to the provisions of the Plan and any Grant Documents, the recipient of an Award (including, without limitation, any deferred Award) may, if so determined by the Committee or the Board, be entitled to receive, currently or on a deferred basis, cash dividends, or cash payments in amounts equivalent to cash dividends on Shares (“dividend equivalents”), with respect to the number of Shares covered by the Award, as determined by the Committee or the Board, in their sole discretion, and the Committee or Board may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

(f)
The Company shall be authorized to withhold from any Award granted or payment due under the Plan the amount of withholding taxes due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Plan administrator to satisfy all obligations for the payment of such taxes, not to exceed the statutory minimum withholding obligation.  The Committee or Board shall be authorized to establish procedures for election by Participants to satisfy such obligations for the payment of such taxes (i) by delivery of or transfer of Shares to the Company, (ii) with the consent of the Committee or the Board, by directing the Company to retain Shares otherwise deliverable in connection with the Award, (iii) by payment in cash of the amount to be withheld, or (iv) by withholding from any cash compensation otherwise due to the Participant.

(g)
Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if required, and such arrangements may be either generally applicable or applicable only in specific cases.

(h)
The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the state of Delaware and applicable Federal law.

(i)
If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee or the Board, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be construed or deemed amended without, in the determination of the Committee or the Board, materially altering the intent of the Plan, it shall be stricken, and the remainder of the Plan shall remain in full force and effect.

(j)
Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee or the Board, be necessary or desirable in order to recognize differences in local law or tax policy.  The Committee or Board also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligations with respect to tax equalization for Associates on assignments outside their home country.

(k)
No Award shall be granted or exercised if the grant of the Award or the exercise and the issuance of shares or other consideration pursuant thereto would be contrary to law or the regulations of any duly constituted authority having jurisdiction.

(l)
The Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary or Affiliated Company, nor will it interfere in any way with any right the Company or any Subsidiary or Affiliated Company would otherwise have to terminate a Participant’s employment or other service at any time.

(m)
Employees and directors of the Company and its Subsidiaries who are based in the United Kingdom may be granted Awards pursuant to the terms of the UK Addendum.  Grants made pursuant to the UK Addendum shall be subject to the terms and conditions of the Plan, unless otherwise provided in the UK Addendum.

Schedule A

UK Addendum

Adopted by the Compensation Committee on
February 14, 2012

1.	Purpose and eligibility.

The purpose of this addendum to the Plan (the "UK Addendum") is to enable the Board to grant Awards to certain employees and directors of Acxiom Corporation (the "Company") and its Subsidiaries who are based in the United Kingdom.  Awards (which will be unapproved for UK tax purposes) may only be granted under the UK Addendum to employees and directors of the Company and its Subsidiaries.  Awards granted pursuant to the UK Addendum are granted pursuant to an "employees' share scheme" for the purposes of the Financial Services and Markets Act 2000.

2.	Definitions.

Definitions are as contained in Section 2 of the Plan, with the following additions, amendments or substitutions:

(a)	The definition of "Associate" shall be deleted and the word "Employee" shall be substituted therefor throughout the Plan.

(b)	"Control" (for the purposes of the definition of "Subsidiary", below) has the meaning contained in section 995 Income Tax Act 2007.

(c)	"Employee" shall mean any employee or director of the Company or its Subsidiaries.

(d)	"HMRC" means the UK HM Revenue & Customs.

(e)	"ITEPA" means the Income Tax (Earnings and Pensions) Act 2003.

(f)	"PAYE" means the UK Pay-As-You-Earn income tax withholding system governed by the Income Tax (PAYE) Regulations 2003.

(g)
"Service" means service as an Employee, subject to such further limitations as may be set forth in the applicable Stock Option Agreement or Restricted Share Agreement.  Service shall be deemed to continue during a bona fide leave of absence approved by the Company in writing if and to the extent that continued crediting of Service for purposes of the Plan is expressly required by the terms of such leave or by applicable law, as determined by the Company.  The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

(h)	The definition of "Subsidiary" shall be restated in its entirety as follows: “Subsidiary” shall mean a company (wherever incorporated) which for the time being is under the Control of the Company.

3.	Terms.

Awards granted pursuant to the UK Addendum shall be governed by the terms of the Plan, subject to any such amendments set out below and as are necessary to give effect to Section 1 of the UK Addendum, and by the terms of the individual Award Agreement entered into between the Company and the Participant.

4.	Participation.

For the purpose of granting awards pursuant to the Plan to UK Employees only, the Plan shall be amended by the substitution of the word "Employee" for the word "Associate" throughout.

5.	Non-transferability of Awards.

An Award granted pursuant to the UK Addendum may not be transferred other than by the laws of intestacy on death of the Participant.

6.	Withholding obligations.

6.1
The Participant shall be accountable for any income tax and, subject to the following provisions, national insurance liability which is chargeable on any assessable income deriving from the exercise of, or other dealing in, the Award.  In respect of such assessable income the Participant shall indemnify the Company and (at the direction of the Company) any Subsidiary which is or may be treated as the employer of the Participant in respect of the following (together, the "Tax Liabilities"):

6.2

(a)
any income tax liability which falls to be paid to HMRC by the Company (or the relevant employing Subsidiary) under the PAYE system as it applies to income tax under ITEPA and the PAYE regulations referred to in it; and

(b)
any national insurance liability which falls to be paid to HMRC by the Company (or the relevant employing Subsidiary) under the PAYE system as it applies for national insurance purposes under the Social Security Contributions and Benefits Act 1992 and regulations referred to in it, such national insurance liability being the aggregate of:

(i)	all the Employee's primary Class 1 national insurance contributions; and

(ii)	all the employer's secondary Class 1 national insurance contributions.

6.3
Pursuant to the indemnity referred to in clause 6.1, the Participant shall make such arrangements as the Company requires to meet the cost of the Tax Liabilities, including at the direction of the Company any of the following:

(a)
making a cash payment of an appropriate amount to the relevant company whether by cheque, banker's draft or deduction from salary in time to enable the company to remit such amount to HMRC before the 14th day following the end of the month in which the event giving rise to the Tax Liabilities occurred; or

(b)
appointing the Company as agent and/or attorney for the sale of sufficient Shares acquired pursuant to the exercise of, or other dealing in, the Award to cover the Tax Liabilities and authorising the payment to the relevant company of the appropriate amount (including all reasonable fees, commissions and expenses incurred by the relevant company in relation to such sale) out of the net proceeds of sale of the Shares;

(c)
entering into an election whereby the employer's liability for secondary Class 1 national insurance contributions is transferred to the Participant on terms set out in the election and approved by HMRC.

7.	Section 431 Election.

Where the Shares to be acquired on the exercise of, or other dealing in, the Award are considered to be "restricted securities" for the purposes of the UK tax legislation (such determination to be at the sole discretion of the Company), it is a condition of exercise or acquisition of the Shares that the Participant if so directed by the Company enter into a joint election with the Company or, if different, the relevant Subsidiary employing the Participant pursuant to section 431 ITEPA electing that the market value of the Shares to be acquired on the exercise of, or other dealing in, the Award be calculated as if the Shares were not "restricted securities".

(Side 1)
PROXY                                                                                                                                                                                                                                                                                                               PROXY
ACXIOM CORPORATION
This Proxy Is Solicited on Behalf of The Board of Directors
for the Annual Meeting of Stockholders
to be Held on August 6, 2013

The undersigned hereby appoints Catherine L. Hughes and Jerry C. Jones as proxies, or either of them, with the power to appoint their substitutes, and hereby authorizes them to represent and vote, as designated below, all of the shares of common stock of Acxiom Corporation held of record by the undersigned on June 10, 2013, at the Annual Meeting of Stockholders to be held at the Acxiom River Market Building, 601 E. Third Street, Little Rock, Arkansas at 9:00 a.m. CDT on August 6, 2013, or any postponement or adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

SEE REVERSE SIDE

(Side 2)

☒	Please mark your votes as in this example.

1.	Election of directors

	Nominees:	FOR	AGAINST	ABSTAIN
	Richard P. Fox	☐	☐	☐
	Jerry D. Gramaglia	☐	☐	☐
	Clark M. Kokich	☐	☐	☐
			FOR	AGAINST	ABSTAIN
2.	Amendment and restatement of the Company’s 2005 Equity Compensation Plan (the “Plan”) and reapproval of the Plan’s performance goals		☐	☐	☐
			FOR	AGAINST	ABSTAIN
3.	Advisory (non-binding) vote to approve the compensation of the Company’s named executive officers		☐	☐	☐
			FOR	AGAINST	ABSTAIN
4.	Ratification of KPMG LLP as the Company’s independent registered public accountant		☐	☐	☐

The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4

5.	In their discretion, the proxies are authorized to consider and vote upon such other business that may come before the meeting or any postponement or adjournment thereof.

SIGNATURE	DATED :	, 2013

SIGNATURE	DATED :	, 2013

NOTE:
Please sign exactly as name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.